                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                      NYLIAC VARIABLE UNIVERSAL LIFE 2000

                            PROSPECTUS--MAY 1, 2003

    A FLEXIBLE PREMIUM LIFE INSURANCE CONTRACT OFFERED TO INDIVIDUALS UNDER
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT--I

     You can send service requests to us at either of the following addresses:

NYLIAC                                       NYLIAC
Variable Products Service Center             Variable Products Service Center
Madison Square Station                       51 Madison Avenue
P.O. Box 922                                 Room 452
New York, NY 10159                           New York, NY 10010

                  or call our toll-free number: 1-800-598-2019

     This prospectus describes two flexible premium variable universal life insurance policies which New York Life Insurance and Annuity Corporation ("NYLIAC") issues. Series 1 is a policy NYLIAC offered for sale prior to May 10, 2002. This policy will continue to be offered where Series 2 is not yet available. Series 2 is a policy for which NYLIAC began accepting applications and premium payments beginning May 10, 2002, where approved. Unless otherwise indicated, all information in this prospectus applies to both Series of policies.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

     This life insurance policy is not considered an offering in any jurisdiction in which such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them or in any supplemental sales material we authorize.

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
Benefits and Risks...................     4
  Benefits...........................     4
  Risks..............................     6
Table of Fees and Expenses...........     8
  Transaction Fees...................     8
  Periodic Charges Other Than Funds'
     Operating Expenses..............     9
  Funds' Annual Operating Expenses...    10
  Fund Annual Expenses...............    11
Definitions..........................    13
Management and Organization..........    14
  Insurer............................    14
  Your Policy........................    14
  About the Separate Account.........    15
Our Rights...........................    15
  The Fixed Account..................    16
  How to Reach Us for Policy
  Services...........................    16
  Funds and Eligible Portfolios......    17
  Investment Return..................    20
  Voting.............................    20
Charges Associated with the Policy...    20
  Deductions from Premiums...........    20
     Sales Expense Charges...........    20
     State Tax Charge................    21
     Federal Tax Charge..............    21
  Deductions from Cash Value.........    21
     Monthly Contract Charge.........    21
     Charge for Cost of Insurance
       Protection....................    21
     Separate Account Administrative
       Charge........................    22
     Rider Charges...................    22
     Expense Allocation..............    22
  Separate Account Charges...........    22
     Mortality and Expense Risk
       Charge (Series 1 only)........    22
     Mortality and Expense Risk
       Charge (Series 2 only)........    23
     Charges for Federal Income
       Taxes.........................    23
     Fund Charges....................    23
  Transaction Charges................    24
     Surrender Charges...............    24
Description of the Policy............    24
  The Parties........................    24
     Policyowner.....................    25
     Insured.........................    25
     Beneficiary.....................    25
  The Policy.........................    25
     How the Policy is Available.....    25

                                        PAGE
                                        ----
     Policy Premiums.................    26
  Cash Value.........................    26
  Investment Divisions and the Fixed
     Account.........................    26
  Amount in the Separate Account.....    26
  Amount in the Fixed Account........    27
  Transfers Among Investment
     Divisions and the Fixed
     Account.........................    27
  Additional Benefits through
     Riders..........................    28
  Options Available at No Additional
     Charge..........................    29
     Dollar Cost Averaging...........    29
     Automatic Asset Reallocation....    30
     Interest Sweep..................    30
  Maturity Date......................    30
  Tax-Free "Section 1035" Insurance
     Policy Exchanges................    30
  24 Month Exchange Privilege........    30
Premiums.............................    31
  Planned Premium....................    31
  Unplanned Premium..................    31
  Timing and Valuation...............    32
  Free Look..........................    32
  Premium Payments...................    33
  Check-O-Matic......................    33
  Premium Payments Returned for
     Insufficient Funds..............    33
Policy Payment Information...........    34
  When Life Insurance Coverage
     Begins..........................    34
  Changing the Face Amount of Your
     Policy..........................    34
  Policy Proceeds....................    35
  Payees.............................    35
  When We Pay Policy Proceeds........    36
  Death Claims.......................    37
  Electing or Changing a Payment
     Option..........................    38
  Changing Your Life Insurance
     Benefit Option..................    41
Additional Policy Provisions.........    42
  Limits on Our Rights to Challenge
     Your Policy.....................    42
  Suicide............................    42
  Misstatement of Age or Gender......    42
  Assignment.........................    42
Partial Withdrawals and Surrenders...    42
  Partial Withdrawals................    42
     Amount Available to Withdraw....    43
     Requesting a Partial
       Withdrawal....................    43

                                        PAGE
                                        ----
     The Effect of a Partial
       Withdrawal (Series 1 only)....    43
     The Effect of a Partial
       Withdrawal (Series 2 only)....    44
  Surrenders.........................    45
     Cash Surrender Value............    45
     Requesting a Surrender..........    45
     When the Surrender is
       Effective.....................    45
     Surrender Charges...............    45
Loans................................    45
  Your Policy as Collateral for a
     Loan............................    46
  Loan Interest......................    46
  Interest on the Cash Value Held as
     Collateral......................    46
  When Loan Interest is Due..........    46
  Loan Repayment.....................    47
  Excess Loan Condition..............    47
  The Effect of a Policy Loan........    47
Termination and Reinstatement........    48
  Late Period........................    48
  No-Lapse Guarantee.................    48
  Reinstatement Option...............    49
Federal Income Tax Considerations....    49
  Our Intent.........................    49

                                        PAGE
                                        ----
  Diversification Standards and
     Control Issues..................    50
  Life Insurance Status of the
     Policy..........................    51
  Reasonableness Requirement for
     Charges.........................    51
  Modified Endowment Contract
     Status..........................    51
  Status of the Policy After the
     Insured is Age 100..............    52
  Partial Withdrawals and Policy
     Surrenders......................    53
  Policy Loans and Interest
     Deductions......................    53
  Corporate Owners...................    54
  Exchanges or Assignments of
     Policies........................    54
  Other Tax Issues...................    54
  Qualified Plans....................    54
  Withholding........................    55
Legal Proceedings....................    55
Records and Reports..................    55
Financial Statements.................    56
State Variations.....................    56

                               BENEFITS AND RISKS

                                    BENEFITS

PROTECTION

     NYLIAC Variable Universal Life 2000 ("VUL 2000") offers you the protection of permanent life insurance which can, over time, become a valuable asset.

     VUL 2000 provides permanent life insurance coverage with the opportunity for tax-deferred cash value accumulation. Premium payments, less any applicable charges, are added to the Investment Divisions according to your instructions. The investment return of the policy is based on:

     - the amount in and performance of each Investment Division of the Separate Account;

     - the amount in and rate of return of the Fixed Account; and

     - the charges we deduct.

     With VUL 2000, you have the potential for higher rates of return and cash value accumulation than with a fixed rate insurance policy.

FLEXIBLE PREMIUMS

     VUL 2000 premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions, you can increase, decrease or stop making premium payments to meet your changing needs. See "Definitions" for an explanation of Cash Surrender Value.

THREE-YEAR NO-LAPSE GUARANTEE

     VUL 2000 offers a no-lapse guarantee*. This ensures that your policy will remain in effect during the first three policy years, provided that your policy premium payments satisfy the minimum premium test. (See "No-Lapse Guarantee" for information on premiums required to pass the test.) In the thirty-seventh month, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will lapse. This benefit prevents your policy from lapsing for three years, regardless of your account performance. The guarantee period will end before the third policy anniversary (1) if you do not pass the minimum premium test, (2) if you change the face amount of the policy or the Life Insurance Benefit option resulting in a change in face amount, (3) if you add or delete any riders to the policy, or increase or decrease rider coverage amounts, or (4) if there is a change in underwriting class.

---------------
* Not available in New Jersey.

LIQUIDITY THROUGH LOANS

     VUL 2000 allows you to access your policy's Cash Value through loans. Your policy value will be used as collateral to secure a policy loan. You can borrow up to 90% of your policy's Cash Surrender Value.

LIQUIDITY THROUGH WITHDRAWALS

     You can also withdraw an amount up to the Cash Surrender Value of your policy. Partial withdrawals will reduce the policy's Cash Value and can reduce your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy to fall below the policy's minimum face amount. Certain charges will apply. Partial withdrawals can result in a taxable event.

INVESTMENT DIVISION OPTIONS

     This policy offers you a choice of 27 Investment Divisions and the Fixed Account tax-free. The transfer of value between the Investment Divisions can be made within limits. You can change options during the life of the policy.

CHANGE THE AMOUNT OF COVERAGE

     With VUL 2000, you are able to increase or decrease the policy's face amount. Increases are subject to underwriting. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the face amount will also result in additional cost of insurance charges, a new surrender charge period applicable to the amount of the increase, and a new seven year testing period for modified endowment contract status. We can limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to purchase additional insurance through our term insurance rider rather than increasing your Face Amount under your policy.

THREE LIFE INSURANCE BENEFIT OPTIONS

     VUL 2000 offers different life insurance benefit options that allow you to select the insurance plan that best meets your needs. Series 1 policies offer two options; Series 2 policies offer three. These options allow you to determine how the death benefit will be paid.

     -- Option 1--a level benefit equal to your policy's Face Amount.

     -- Option 2--a benefit which varies and equals the sum of your policy's
        Face Amount and Cash Value.

     -- Option 3 (series 2 only)--a benefit which equals the sum of your policy's Face Amount and the Adjusted Total Premiums.

AUTOMATED INVESTMENT FEATURES

     There are four administrative features available to help you manage the policy's Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation, Dollar Cost Averaging, Expense Allocation and Interest Sweep.

OPTIONAL RIDERS

     VUL 2000 offers additional insurance coverage and other benefits through several optional riders. Certain riders have costs associated with them.

POLICYHOLDER SUPPORT

     As a policyholder, you have access to a password-protected Internet website, an automated 24-hour call-in service, and toll-free telephone support and your registered representative if you have questions about your VUL 2000 policy.

A HIGHLY-RATED COMPANY

     NYLIAC is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 150 years of experience in the offering of insurance products, and is a highly-rated insurer. Ratings reflect only the firm's Fixed Account, and not the Investment Divisions.

                                     RISKS

INVESTMENT RISK

     While you have the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.

RISK OF LAPSE (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)

     Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value and no benefits accrue upon the death of the insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that "termination" and "lapse" have the same meaning and effect throughout this prospectus.

     A VUL 2000 policy that is maintained with a Cash Surrender Value just sufficient to cover monthly deductions and charges or that is otherwise minimally funded is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the lapse guarantee period ends, premium payments significantly higher than the premium necessary to maintain the no-lapse guarantee benefit may be required. In addition, by paying only the minimum required monthly premium, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

POTENTIAL FOR INCREASED CHARGES

     We have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state tax charge to reflect changes in tax law. However, the actual charges will never exceed the guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF LAPSE FROM POLICY LOANS

     The larger the loan becomes relative to the policy's Cash Surrender Value, the greater the risk that the policy's remaining Cash Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.

     A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the Policy. These risks include: (1) the possibility that the Internal Revenue Service ("IRS") may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; and (5) the potential that corporate ownership of a policy may affect its exposure to the corporate alternative minimum tax.

CHARGES FOR POLICY SURRENDER

     During the first fifteen years of the policy, surrender charges apply which act as a deterrent to surrendering the policy. VUL 2000 is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

PORTFOLIO RISKS

     A discussion of the risks of allocating cash value to each Fund can be found in that Fund's prospectus.

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time you purchase the policy, surrender the policy, or transfer cash value between investment options.
                                TRANSACTION FEES

                                           WHEN CHARGE
   CHARGE                                  IS DEDUCTED                             AMOUNT DEDUCTED
   Maximum Sales Expense Charge            when premium      current: 2.75% of all premium payments up to the Surrender
    Imposed on Premium Payments         payment is applied   Charge Premium(2); 1.25% over the Surrender Charge Premium
                                              up to          guaranteed maximum: 4.75% of all premium payments
                                             age 100
   Premium Taxes:                          when premium      All taxes may vary over time
                                        payment is applied   guaranteed maximum: subject to tax law changes
    State Tax                                 up to          current: 2% of all premium payments
    Federal Tax                              age 100
       --  Non-Qualified Policy                              current: 1.25% of all premium payments
       --  Qualified Policy                                  None
   Maximum Deferred Sales Charge:
       --  Surrender Charge (Series     surrender or lapse   The lesser of: 50% of total premium payments under the
        1)(1)                           in first 15 years    policy or 100% of the Surrender Charge Premium(2)
                                          or face amount
                                        decrease within 15
                                        years after a face
                                         amount increase
                                                             guaranteed maximum: $51.63 per $1000 of face amount
                                                             guaranteed minimum: $8.80 per $1000 of face amount
       --  Surrender Charge (Series                          The lesser of: 50% of total premium payments paid under the
        2)(1)                                                policy less the cumulative monthly policy charges incurred for the first 3 policy years or 100% of Surrender Charge
                                                             Premium(2)
                                                             guaranteed maximum: $51.63 per $1000 of face amount
                                                             guaranteed minimum: $8.80 per $1000 of face amount
       --  Charge for Male, age 36,                          $15.71 per $1000 of face amount
           preferred rating, $250,000
           face amount
   Other Surrender Charges:
       --  Policy Surrender Charge      surrender or lapse   guaranteed maximum: $341(3)
        During First Policy Year(1)       in first year
       --  Surrender Charge After       surrender in first   See "Maximum Deferred Sales Charge," above. The calculation
        Face Amount Increase(1)              15 years        for the additional face amount begins on the effective date of the increase.
       --  Partial Withdrawal Charge    partial withdrawal   current: Lesser of $25 or 2% of amount of withdrawal
                                                             guaranteed maximum: $25
                                                             In addition, if face amount is impacted, see "Maximum
                                                             Deferred Sales Charge," above.
   Transfer Fees                             transfer        current: No charge
                                                             guaranteed maximum: first 12 transfers per Policy Year-no
                                                             charge; each transfer over 12 in a Policy Year: $30 per
                                                             transfer

(1) We will not deduct a surrender charge if:
     --  we cancel the policy;
     --  we pay proceeds upon the death of the insured;
     -- we pay a required Internal Revenue Service minimum distribution; or -- the policy is out of the surrender charge period.
(2) The Surrender Charge Premium on the Policy Data Page varies by gender, issue age and classification of the insured as smoker or non-smoker. For a face amount decrease, the Surrender Charge is the difference between (1) and (2) where (1) is the Surrender Charge calculated on the original face amount, and (2) is the Surrender Charge on the new decreased face amount.
(3) The formula for calculating this charge is as follows: [monthly contract charge for Policy Year 1 - monthly contract charge for subsequent Policy Years] X [Monthly Deduction Days between surrender date and first anniversary of the Policy Date]

     The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund's fees and expenses.
             PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES

                                            WHEN CHARGE
   CHARGE                                   IS DEDUCTED                             AMOUNT DEDUCTED
   Cost of Insurance:(1)                      monthly
       --  Guaranteed Maximum Charge           to age         $83.33 per $1000 of Net Amount at Risk(2)
                                                100
       --  Guaranteed Minimum Charge                          $.06 per $1000 of Net Amount at Risk
       --  Guaranteed Charge for a                            $.15 per $1000 of Net Amount at Risk
           Male, Age 36, preferred
           rating, $250,000 face
           amount in the first policy
           year
   Monthly Contract Fees:
      Policy Year 1                           monthly         current: $30
                                                              guaranteed maximum: $31
      Policy Year 2+                                          current: $10
                                                              guaranteed maximum: $11
   Mortality & Expense Risk Charges            daily          current: 0.50% (annualized) of each Investment Division's
    (Series 1)                                                average daily net asset value
                                                              guaranteed maximum: 0.80% (annualized) of each Investment
                                                              Division's average daily net asset value
   Mortality & Expense Risk Charges           monthly         current: 0.50% (annualized) of the cash value in the
    (Series 2)                                                Separate Account
                                                              guaranteed maximum: 0.80% (annualized) of the cash value in the Separate Account
   Separate Account Administrative            monthly         current: declining scale based on cash value(3)
    Charges                                    to age         guaranteed maximum: 0.20% (annualized) of the cash value in
                                                100           the separate account
   Riders:                                  all monthly
       --  Accidental Death Benefit(1)      until rider       guaranteed maximum: $.15 per $1000 of face amount
                                              expires         minimum: $.05 per $1000 of face amount
                                                              representative insured: $.06 per $1000 of face amount(7)
       --  Children's Insurance                               $0.45 per $1000 of face amount
       --  Guaranteed Insurability(1)                         guaranteed maximum: $.46 per $1000 of Guaranteed
                                                              Insurability Option amount
                                                              minimum: $.04 per $1000 of Guaranteed Insurability Option
                                                              amount
                                                              representative insured: $.16 per $1000 of Guaranteed
                                                              Insurability Option amount(7)
       --  Guaranteed Minimum Death(4)                        $.0.01 per $1000 face amount coverages of policy and
           Benefit                                            riders(5)
       --  Life Extension Benefit(1)                          Percent of the cost of insurance charge for the base policy
           (Series 2 only)                                    minimum: 1% of the Cost of Insurance
                                                              guaranteed maximum: 74% of the Cost of Insurance
                                                              representative insured: 46% of monthly deductions of the
                                                              Cost of Insurance(7)
       --  Monthly Deduction Waiver(1)                        guaranteed maximum: 77% of monthly charges
                                                              minimum: 8% of monthly charges
                                                              representative insured: 11% of monthly charges(7)
       --  Spouse's Paid-Up Insurance                         No charge
           Purchase
       --  Term Insurance on Other                            guaranteed maximum: $83.33 per $1000 of term insurance
           Covered Insured(1)                                 minimum: $.037 per $1000 of term insurance
                                                              representative insured: $.065 per $1000 of term
                                                              insurance(7)
       --  Insurance Exchange                                 variable(6)
       --  Living Benefits                                    $150 (one-time fee) when you exercise the benefit
   Loan Interest                         monthly while loan   current: 6% annually
                                           is outstanding     guaranteed maximum: 8% annually

(1) This cost varies based on characteristics of the Insured and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.

(2) "Net Amount at Risk" is equal to the difference between the Life Insurance Benefit and the policy's cash value. See "Life Insurance Benefit Options" for more information. The cost of insurance shown here does not reflect any applicable flat extra charge, which may be imposed based on our underwriting.
(3) Currently, this fee is paid on a sliding scale depending upon the cash value allocated to the Separate Account:

                        CASH VALUE:                            ADMINISTRATIVE CHARGE:
-------------------------------------------------------------------------------------
Less than $10,000...........................................           0.20%
At least $10,000 but less than $20,000......................           0.15%
At least $20,000 but less than $30,000......................           0.10%
At least $30,000 but less than $50,000......................           0.05%
$50,000 or more.............................................              0%

(4) This rider is not available under Death Benefit Option 3.
(5) Required premium commitment varies based on rider coverage period, age, gender, underwriting risk class and coverage amount. The longer the coverage period selected, the greater the required premium.
(6) A one-time payment may be required upon exercise, depending upon the Cash Surrender Value of the existing and new policies at the time of the exchange.
(7) A representative insured (male, aged 36, preferred rating, $250,000 face amount) would pay the charges shown if he were to choose these riders. To obtain more information about particular rider charges as they apply to your policy, please contact your registered representative.

     The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2002. Expenses of the Fund may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

     Funds' Annual Operating Expenses (expenses that are deducted from Fund assets)*

                                                                    MINIMUM   MAXIMUM
                                                                    -------   -------
        Total Annual Fund Companies' Operating Expenses**.........   0.38%     1.93%

---------------
* Expressed as a percentage of average net assets for the fiscal year ended December 31, 2002. This information is provided by the Funds and their agents, and is based on 2002 expenses and may reflect estimated charges. We have not verified the accuracy of this information.
** Expenses that are deducted from Fund assets, including management fees, distribution fees and other expenses.

                              FUND ANNUAL EXPENSES

                                                  MAINSTAY VP    MAINSTAY VP                 MAINSTAY VP
                                    MAINSTAY VP     CAPITAL         CASH       MAINSTAY VP     EQUITY      MAINSTAY VP
                                       BOND       APPRECIATION   MANAGEMENT    CONVERTIBLE     INCOME      GOVERNMENT
                                    -----------   ------------   -----------   -----------   -----------   -----------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2002)
  Advisory Fees...................     0.25%         0.36%          0.25%         0.36%         0.70%(b)      0.30%
  Administration Fees.............     0.20%         0.20%          0.20%         0.20%           --%(b)      0.20%
  Other Expenses..................     0.07%         0.08%          0.10%         0.11%         0.22%         0.09%
  Total Fund Annual Expenses......     0.52%         0.64%          0.55%         0.67%         0.92%(c)      0.59%

                                                  MAINSTAY VP
                                    MAINSTAY VP   HIGH YIELD    MAINSTAY VP
                                      GROWTH       CORPORATE      INDEXED
                                      EQUITY         BOND         EQUITY
                                    -----------   -----------   -----------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2002)
  Advisory Fees...................     0.25%         0.30%         0.10%
  Administration Fees.............     0.20%         0.20%         0.20%
  Other Expenses..................     0.06%         0.10%         0.08%
  Total Fund Annual Expenses......     0.51%         0.60%         0.38%

                                     MAINSTAY VP    MAINSTAY VP   MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                                    INTERNATIONAL     MID CAP       MID CAP      SMALL CAP       TOTAL      MAINSTAY VP
                                       EQUITY          CORE         GROWTH        GROWTH        RETURN         VALUE
                                    -------------   -----------   -----------   -----------   -----------   -----------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2002)
  Advisory Fees...................      0.60%          0.85%(b)      0.75%(b)      1.00%(b)      0.32%         0.36%
  Administration Fees.............      0.20%            --%(b)        --%(b)        --%(b)      0.20%         0.20%
  Other Expenses..................      0.31%          0.49%         0.35%         0.29%         0.09%         0.09%
  Total Fund Annual Expenses......      1.11%          1.34%(c)      1.10%(c)      1.29%(c)      0.61%         0.65%

                                    MAINSTAY VP   MAINSTAY VP
                                     AMERICAN       DREYFUS      MAINSTAY VP
                                      CENTURY        LARGE       EAGLE ASSET
                                     INCOME &       COMPANY      MANAGEMENT
                                      GROWTH         VALUE      GROWTH EQUITY
                                    -----------   -----------   -------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2002)
  Advisory Fees...................     0.50%         0.60%          0.50%
  Administration Fees.............     0.20%         0.20%          0.20%
  Other Expenses..................     0.22%         0.18%          0.11%
  Total Fund Annual Expenses......     0.92%         0.98%          0.81%

------------
(a) The Fund or its agents provided the fees and charges, which are based on 2002 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.
(b) The fees designated as "Advisory Fees" reflect "Management Fees," which includes both Advisory Fees and Administrative Fees for this Investment Division.
(c) New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual Expenses" to exceed the following percentages of average daily net assets: MainStay VP Equity Income 0.89%; MainStay VP Mid Cap Core 0.98%; MainStay VP Mid Cap Growth 0.97%; MainStay VP Small Cap Growth 0.95%. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. Had these reductions been taken into account, the "Advisory Fees", "Other Expenses" and "Total Fund Annual Expenses", respectively, would be as follows: MainStay VP Equity Income 0.67%, 0.22%, and 0.89%; MainStay VP Mid Cap Core 0.49%, 0.49%, and 0.98%;
    MainStay VP Mid Cap Growth 0.62%, 0.35%, and 0.97%; MainStay VP Small Cap Growth 0.66%, 0.29%, and 0.95%.

                                                                                                      FIDELITY(R)
                                                                       DREYFUS IP     FIDELITY(R)         VIP
                                                                       TECHNOLOGY         VIP           EQUITY-
                                       ALGER AMERICAN       CALVERT      GROWTH      CONTRAFUND(R)       INCOME      JANUS ASPEN
                                   SMALL CAPITALIZATION--    SOCIAL     (INITIAL       (INITIAL         (INITIAL       SERIES
                                          O CLASS           BALANCED    SHARES)         CLASS)           CLASS)       BALANCED
                                   ----------------------   --------   ----------    -------------    -----------    -----------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2002)
  Advisory Fees..................          0.85%             0.425%      0.75%           0.58%           0.48%          0.65%
  Administration Fees............          0.00%             0.275%      0.00%           0.00%           0.00%          0.00%
  Other Expenses.................          0.11%             0.21%       0.14%           0.10%           0.09%          0.02%
  Total Fund Annual Expenses.....          0.96%             0.91%       0.89%(d)        0.68%(e)        0.57%(e)       0.67%


                                   JANUS ASPEN     T. ROWE        VAN KAMPEN
                                     SERIES      PRICE EQUITY        UIF
                                    WORLDWIDE       INCOME         EMERGING
                                     GROWTH       PORTFOLIO     MARKETS EQUITY
                                   -----------   ------------   --------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2002)
  Advisory Fees..................     0.65%         0.85%           1.25%
  Administration Fees............     0.00%         0.00%           0.00%
  Other Expenses.................     0.05%         0.00%           0.68%
  Total Fund Annual Expenses.....     0.70%         0.85%(f)        1.93%(g)

------------
(d) The expenses shown are for the fiscal year ended December 31, 2002. Current or future expenses may be greater or less than those presented. Please consult the underlying fund prospectus for more complete information.
(e) Actual annual class operating expenses for these Fidelity portfolios were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(f) The portfolio pays T. Rowe Price an annual fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily.
(g) Fund annual expenses listed are prior to any waivers and reimbursements made by the Adviser. The management fee may be reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed 1.75%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Had these reductions been taken into account, the "Advisory Fees", "Administration Fees", "Other Expenses" and "Total Fund Annual Expenses", respectively, would be as follows: 1.13%, 0.00%, 0.62%, 1.75%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" are 0.06% of such investment related expenses.

                                  DEFINITIONS

ADJUSTED TOTAL PREMIUM: The total premiums paid minus any partial withdrawals. This amount will never be less than zero. This is used in the calculation of life insurance benefit option 3.

BUSINESS DAY: Day on which the New York Stock Exchange is open for regular trading.

CASH SURRENDER VALUE: The Cash Value less any surrender charges that may apply, and less any unpaid loans and accrued interest. This is the amount we will pay you if you surrender your policy. See "Surrenders" for more information.

CASH VALUE: The total value of your policy's accumulation units in the Separate Account plus the amount in the Fixed Account.

CASH VALUE ACCUMULATION TEST ("CVAT"): An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FACE AMOUNT: The base face amount, plus the face amount of any term insurance on other covered insured riders in effect, plus or minus any changes made to the face amount of any riders. The base face amount is the initial face amount shown on your Policy Data Page, plus or minus any changes made to the initial face amount.

FIXED ACCOUNT: The Fixed Account is supported by assets in NYLIAC's general account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.

GUIDELINE PREMIUM TEST ("GPT"): An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

IRC:  Internal Revenue Code.

IVR:  Interactive Voice Response system.

LIFE INSURANCE BENEFIT: The benefit calculated under the Life Insurance Benefit Option you have chosen.

MONTHLY DEDUCTION DAY: The date on which we deduct your monthly contract charge, cost of insurance charge, and any rider charges from your policy's Cash Surrender Value and the date as of which we deduct the mortality and expense risk charge (for Series 2) and the Separate Account administrative charge, if any (for Series 1 and Series 2), from the cash value allocated to the Separate Account. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

NET AMOUNT AT RISK: The difference between the Life Insurance Benefit and the policy's cash value. See "Life Insurance Benefit Options" for more information.

NON-QUALIFIED POLICY: A policy that is issued to a person or an entity other than employee benefit plans that qualify for special federal income tax treatment.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit plus any additional death benefits under any riders you have chosen minus any outstanding loans (including any accrued loan interest).

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

PRIMARY INSURED:  The person who is insured under the base policy.

QUALIFIED POLICY: A policy owned by an employee benefit plan that qualifies for special federal income tax treatment.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-l, a segregated asset account NYLIAC established to receive and invest net premiums which are allocated to the Investment Divisions.

SERIES 1: A policy that NYLIAC offered for sale prior to May 10, 2002. This policy will continue to be offered in jurisdictions where Series 2 is not yet available for sale.

SERIES 2: A policy NYLIAC began accepting applications and premium payments for beginning May 10, 2002 in approved jurisdictions.

SURRENDER CHARGE PREMIUM: The amount we use to calculate the sales expense and surrender charges, as set forth on the Policy Data Page.

VPSC:  Variable Products Service Center.

VSC: Virtual Service Center. The VSC provides up-to-date policy information through the Internet. See, "How to Reach Us for Policy Services" for additional details.
                          MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation ("NYLIAC")
(a wholly-owned subsidiary of New York Life Insurance Company)
51 Madison Avenue
New York, NY 10010

YOUR POLICY

     VUL 2000 is offered by NYLIAC. Policy assets are invested in Variable Universal Life Separate Account--I (the "Separate Account"), which has been in existence since June 4, 1993. The Policy has two series (Series 1 and 2) which offer life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, loans and withdrawals (which may be subject to a surrender charge), changes in the face amount of the Policy, and the ability to invest in up to 21 Investment Divisions and a Fixed Account.

     The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC's other assets. It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

ABOUT THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account--I (the "Separate Account") is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other Separate Account. The obligations under the policies are obligations of NYLIAC.

     The Separate Account currently consists of 27 Investment Divisions available under a policy. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains and capital losses incurred on the assets of an Investment Division are credited to or charged against the assets of that Investment Division, without regard to the income, capital gains or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on the performance of the Eligible Portfolios.

                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically, we reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

     -- deregister the Separate Account under the 1940 Act;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts;

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

     -- change the name of the Separate Account.

THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our general account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the Fixed Account and any interest earned in the Fixed Account generally are not subject to these statutes.

HOW TO REACH US FOR POLICY SERVICES

     You can reach us in several ways. You can send service requests to us at either of the following Variable Products Service Center ("VPSC") addresses:

NYLIAC                                        NYLIAC
Variable Products Service Center              Variable Products Service Center
Madison Square Station                        51 Madison Avenue
P.O. Box 922                                  Room 452
New York, NY 10159                            New York, NY 10010

     In addition, as described below, you can contact us through the Internet at our Virtual Service Center ("VSC") and through an automated telephone service called the Interactive Voice Response System ("IVR").

     Faxed requests are not acceptable and will not be honored at any time.

     -- VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. The VSC and IVR are not available to corporate policy owners or trusts that own policies.

     To enable you to access the VSC and IVR, we will send you a Personal Identification Number ("PIN"). With your Social Security Number, the PIN will give you access to both the VSC on our corporate website, www.newyorklife.com, and the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security Number because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost or expense for any actions we take based on instructions received through the IVR or the VSC which we believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if a policy is jointly owned. Transfer and loan requests received after 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day will be priced as of the next Business Day.

     Availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss while service is unavailable.

     -- VSC

     The VSC is available Monday through Saturday, from 7 a.m. until 10 p.m. (Eastern Time).

     The VSC enables you to:

     -- e-mail your registered representative or the VPSC;

     -- obtain current policy values;

     -- transfer assets between investment options;

     -- change the allocation of future premium payments;

     -- change your address; and

     -- obtain service forms.

     -- IVR

     The IVR is available 24 hours a day, seven days a week. Calls may be recorded for your protection.

     The IVR enables you to:

     -- obtain current policy values;

     -- transfer assets between investment options;

     -- change the allocation of future premium payments;

     -- request a loan on your policy; and

     -- speak with one of our Customer Service Representatives Monday through Friday from 8:00 a.m. to 6:00 p.m. (Eastern Time).

     By completing a Telephone Request Form you can authorize a third party to have access, through a Customer Service Representative, to your policy information and to make fund transfers, allocation changes and other permitted transactions. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

FUNDS AND ELIGIBLE PORTFOLIOS

     The portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these portfolios, please read their prospectuses, which are found at the end of the Policy's prospectus.

--------------------------------------------------------------------------------------------------------------------
                  FUND                              INVESTMENT ADVISER                   INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.:             Adviser: New York Life Investment
                                                 Management LLC ("NYLIM")
  --MainStay VP Bond                                      NYLIM                    - highest income over the long
                                                                                   term consistent with preservation
                                                                                     of principal
  --MainStay VP Capital Appreciation          Subadviser: MacKay Shields LLC       - long-term growth of capital
                                                        ("MacKay")
  --MainStay VP Cash Management                     Subadviser: MacKay             - as high a level of current
                                                                                   income as is considered
                                                                                     consistent with the
                                                                                     preservation of capital and
                                                                                     liquidity
  --MainStay VP Convertible                         Subadviser: MacKay             - capital appreciation together
                                                                                   with current income
  --MainStay VP Equity Income                       Subadviser: MacKay             - maximum long-term total return
                                                                                   from a combination of capital
                                                                                     appreciation and income
  --MainStay VP Government                          Subadviser: MacKay             - high level of current income,
                                                                                     consistent with safety of
                                                                                     principal
  --MainStay VP Growth Equity                             NYLIM                    - long-term growth of capital,
                                                                                   with income as a secondary
                                                                                     consideration
  --MainStay VP High Yield Corporate                Subadviser: MacKay             - maximum current income through
    Bond                                                                             investment in a diversified
                                                                                     portfolio of high yield, high
                                                                                     risk debt securities
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                  FUND                              INVESTMENT ADVISER                   INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------------------------------------------
  --MainStay VP Indexed Equity                            NYLIM                    - investment results that
                                                                                   correspond to the total return
                                                                                     performance (and reflect
                                                                                     reinvestment of dividends) of
                                                                                     publicly traded common stocks
                                                                                     represented by the S&P 500(R)
                                                                                     Index(1)
  --MainStay VP International Equity                Subadviser: MacKay             - long-term growth of capital by
                                                                                     investing in a portfolio
                                                                                     consisting primarily of
                                                                                     non-U.S. equity securities
  --MainStay VP Mid Cap Core                              NYLIM                    - long-term growth of capital by
                                                                                     investing primarily in common
                                                                                     stocks of US companies with
                                                                                     market capitalizations similar
                                                                                     to those companies in the
                                                                                     Russell Mid Cap(R) Index(2)
  --MainStay VP Mid Cap Growth                      Subadviser: MacKay             - long-term growth of capital by
                                                                                     investing primarily in US
                                                                                     common stocks and securities
                                                                                     related to US common stocks of
                                                                                     companies with market
                                                                                     capitalizations similar to
                                                                                     those companies in the S&P Mid
                                                                                     Cap 400(R) Index(3)
  --MainStay VP Small Cap Growth                    Subadviser: MacKay             - long-term capital appreciation
                                                                                   by investing primarily in common
                                                                                     stocks, preferred stocks,
                                                                                     warrants, and other equity
                                                                                     securities of companies with
                                                                                     market capitalizations similar
                                                                                     to those companies in the
                                                                                     Russell 2000(R) Index(4)
  --MainStay VP Total Return                        Subadviser: MacKay             - current income consistent with
                                                                                     reasonable opportunity for
                                                                                     future growth of capital and
                                                                                     income
  --MainStay VP Value                               Subadviser: MacKay             - maximum long-term total return
                                                                                   from a combination of capital
                                                                                     growth and income
  --MainStay VP American Century Income  Subadviser: American Century Investment   - dividend growth, current income
    & Growth                                         Management, Inc.              and capital appreciation
  --MainStay VP Dreyfus Large Company      Subadviser: The Dreyfus Corporation     - capital appreciation
    Value                                               ("Dreyfus")
  --MainStay VP Eagle Asset Management   Subadviser: Eagle Asset Management, Inc.  - growth through long-term
    Growth Equity                                                                  capital appreciation
--------------------------------------------------------------------------------------------------------------------
 The Alger American Fund:
  --Alger American Small Capitalization        Fred Alger Management, Inc.         - long-term capital appreciation
    (O Class Shares)                                                               by focusing on small,
                                                                                     fast-growing companies that
                                                                                     offer innovative products,
                                                                                     services or technologies to a
                                                                                     rapidly expanding marketplace
--------------------------------------------------------------------------------------------------------------------

---------------
(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap US stock market performance. "S&P 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the MainStay VP Indexed Equity Portfolio. The MainStay VP Indexed Equity Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the MainStay VP Indexed Equity Portfolio.

(2) The Russell MidCap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index.

(3) The S&P Midcap 400(R) Index is a market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation.

(4) The Russell 2000(R) Index measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

--------------------------------------------------------------------------------------------------------------------
                  FUND                              INVESTMENT ADVISER                   INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.:
  --Calvert Social Balanced                 Adviser: Calvert Asset Management      - growth of capital through
                                                       Company, Inc.                 investment in enterprises that
                                          Subadvisers: Brown Capital Management,     make a significant contribution
                                                           Inc.                      to society
                                               SSgA Funds Management, Inc.
--------------------------------------------------------------------------------------------------------------------
 Dreyfus Investment Portfolios:
  --Dreyfus IP Technology Growth                         Dreyfus                   - capital appreciation by
    (Initial Shares)                                                                 investing primarily in stocks of
                                                                                     growing companies of any size
                                                                                     believed to be leading
                                                                                     producers or beneficiaries of
                                                                                     technological innovations
--------------------------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance Products
 Fund:
  --Fidelity(R) VIP                      Adviser: Fidelity Management & Research   - long-term capital appreciation
    Contrafund(R)-Initial Class             Company Subadvisers: FMR Co., Inc.
                                         Fidelity Management & Research (UK) Inc.
                                           Fidelity Management & Research (Far
                                                        East) Inc.
                                            Fidelity Investments Japan Limited
  --Fidelity(R) VIP                             Subadviser: FMR Co., Inc.          - reasonable current income while
    Equity-Income(R)-Initial Class                                                   considering the potential for
                                                                                     long-term capital appreciation
--------------------------------------------------------------------------------------------------------------------
 Janus Aspen Series:
  --Janus Aspen Series Balanced                Janus Capital Management LLC        - long-term capital growth in a
                                                                                     manner consistent with the
                                                                                     preservation of capital and
                                                                                     balanced by current income
  --Janus Aspen Series Worldwide Growth                                            - long-term growth of capital in
                                                                                     a manner consistent with the
                                                                                     preservation of capital by
                                                                                     investing primarily in foreign
                                                                                     and domestic issuers
--------------------------------------------------------------------------------------------------------------------
 The Universal Institutional Funds,
 Inc.:
  --Van Kampen UIF Emerging Markets                    Van Kampen*                 - long-term capital appreciation
    Equity                                                                           by investing primarily in growth-
                                                                                     oriented equity securities of
                                                                                     companies in emerging market
                                                                                     countries
--------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Series, Inc.:
  --T. Rowe Price Equity Income               T. Rowe Price Associates, Inc.       - substantial dividend income and
    Portfolio                                                                        also long-term capital
                                                                                     appreciation by investing
                                                                                     primarily in dividend-paying
                                                                                     common stocks of established
                                                                                     companies
--------------------------------------------------------------------------------------------------------------------

* Morgan Stanley Investment Management Inc., the investment adviser to the UIF portfolios, does business in certain instances using the name Van Kampen.

     The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose to allocate your net premium payment to a maximum of 21 of the 27 Investment Divisions and/or the Fixed Account.

     The Investment Divisions offered through the VUL 2000 policy and described in this prospectus and the SAI are different from mutual funds that may have similar names but are available directly to the general public. Investment results may differ.

INVESTMENT RETURN

     The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one valuation day to the end of the next valuation day.

     We will credit any amounts in the Fixed Account with a fixed interest rate which we declare periodically in advance, at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account. All net premiums applied to, and amounts transferred to, the Fixed Account receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

VOTING

     We will vote the shares that the Investment Divisions of the Separate Account held in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive voting instructions in a timely manner. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.
                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life insurance policies, certain charges apply when you purchase a VUL 2000 policy. The following is a summary explanation of these charges. (See "Additional Information about Charges" in the SAI for more information.)

                            DEDUCTIONS FROM PREMIUMS

     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and a state tax charge. If your policy is a Non-Qualified Policy we will deduct a federal tax charge as well.

SALES EXPENSE CHARGE

     -- Surrender Charge Premium--We assess a sales expense charge based on your policy's Surrender Charge Premium. Your initial Surrender Charge Premium is set at the time your policy is issued.

You can find this initial Surrender Charge Premium on the Policy Data Page of your policy. Your Surrender Charge Premium will change if you change the face amount of your policy.

     -- Current--We deduct a current sales expense charge of 2.75% of any premium payment up to the Surrender Charge Premium. Once premium payments equal to the Surrender Charge Premium for a Policy Year have been made, we deduct a current sales expense charge of 1.25% from any additional premium payments made in that Policy Year.

     -- Guaranteed Maximum--We can change this charge at any time, but we guarantee that any sales expense charge we deduct will never exceed 4.75% of any premiums paid.

STATE TAX CHARGE

     -- We currently deduct 2% of each premium payment you make as a state tax charge. This is equal to $20 per $1000 of premium. We may increase this charge to reflect changes in applicable law.

FEDERAL TAX CHARGE

     -- For Non-Qualified Policies, we deduct 1.25% of each premium payment you make, or $12.50 per $1000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

                           DEDUCTIONS FROM CASH VALUE

     Each month, we will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from your policy's Cash Surrender Value. In addition, we will deduct a Separate Account administration charge for Series 1 and 2 and a mortality and expense risk charge for Series 2 from the Cash Value allocated to the Separate Account. If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions.

     We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, recordkeeping, processing claims and communicating with policyowners.

     Currently, we deduct a monthly contract charge of $30 per month from policies in their first Policy Year and we expect to deduct $10 per month from policies in the second and subsequent years. While we can change the monthly contract charge at any time, we guarantee that we will never charge you more than $31 per month for the monthly contract charge during the first Policy Year, and $11 per month thereafter.

CHARGE FOR COST OF INSURANCE PROTECTION

     We deduct a charge from the Cash Surrender Value on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. This charge is equal to the Net Amount at Risk multiplied by the sum of a monthly cost of insurance rate and any applicable flat extra charge, which might apply to certain insureds based on our underwriting. The Net Amount at Risk is equal to the difference between the policy's Life Insurance Benefit and its Cash Value. The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen. Cash Value varies based on the performance of the Investment Division chosen, any loans outstanding, charges and premium payments.

     We determine the monthly cost of insurance based upon our underwriting of your policy. This determination is based on the insured's issue age, gender, underwriting class and Policy Year. The monthly cost of insurance rate also depends on the Face Amount of the policy plus the amount of any term insurance in effect. We calculate the cost of insurance charge separately for the initial Face Amount and for any increase in Face Amount. If you request and we approve an increase in your policy's Face Amount, then a different rate class (and therefore cost of insurance charge) may apply to the increase, based on the insured's age and circumstances at the time of the increase. The cost of insurance rates will never exceed the guaranteed maximum cost of insurance rates for your policy. We base the guaranteed rates for policies that provide coverage for Primary Insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. Each Monthly Deduction Day, we will deduct the cost of insurance charge from the Cash Surrender Value of your policy.

     We base the monthly cost of insurance rate we apply to your policy on our current monthly cost of insurance rates. Changes to the current monthly cost of insurance rates will be based on changes in future expectations of such factors as mortality, investment income, expenses and persistency. However, the current rates will never be more than the guaranteed maximum rates shown of the Policy Data Page.

     If the insured is age 17 or younger when the policy is issued, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Table. If the insured is age 18 or older when the policy is issued and is in a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured's underwriting class.

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

     We deduct an administrative charge each month equal to a percentage of the amount of Cash Value you have allocated to the Separate Account as of each Monthly Deduction Day. This percentage will never exceed, on an annual basis, 0.20%, or $2 per $1000, of the Cash Value in the Separate Account. We currently do not expect to deduct this charge if your cash value in the Separate Account is as least $50,000.

RIDER CHARGES

     Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific riders' charges, see "Table of Fees and Expenses.")

EXPENSE ALLOCATION

     With the Expense Allocation feature, you choose how to allocate policy expenses. These include monthly cost of insurance, monthly cost of any riders on the policy, the monthly contract charge, the Separate Account Administrative Charge, and a Mortality and Expense Risk Charge. You can instruct us at the time of the application and any time thereafter, to have expenses deducted from the MainStay VP Cash Management Investment Division, the Fixed Account, or a combination of both.

     If the values in the MainStay VP Cash Management Investment Division and/or the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions, including any unloaned amount in the Fixed Account.

                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE (SERIES 1 ONLY)

     -- Current--We currently deduct a daily mortality and expense risk charge that is equal to an annual rate of 0.50%, or $5 per $1,000, of the average daily net asset value of each Investment Division.

     -- Guaranteed Maximum--We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.80%, or $8 per $1,000, of the average daily net asset value of each Investment Division.

MORTALITY AND EXPENSE RISK CHARGE (SERIES 2 ONLY)

     -- Current--We currently deduct a monthly mortality and expense risk charge that is equal to an annual rate of 0.50%, or $5 per $1,000, of the Cash Value in the Separate Account.

     -- Guaranteed Maximum--We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.80%, or $8 per $1,000, of the Cash Value in the Separate Account.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future, to reflect possible changes in the law.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. See "Fund Annual Expenses" for more information.

                              TRANSACTION CHARGES

SURRENDER CHARGES

     The Surrender Charge is in addition to the Sales Expense Charge. If you surrender your policy or if you decrease the face amount of your policy (including a decrease in the face amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal) during the first 15 Policy Years or within 15 years after you increase the face amount, we will deduct a surrender charge.

     The Surrender Charge for Series 1 will be the lesser of (1) 50% of the total premiums paid under the policy or (2) 100% of the surrender charge premium. For example, a male insured age 35, preferred class, with a planned annual premium of $3000 and a surrender charge premium of $3830, who has elected Benefit Option 1 under Series 1, would pay a charge of $1500 if he surrenders his policy at the end of the first Policy Year. If the policy remains in force, no charge is assessed.

     For the Series 1 example above, the lesser of (a) or (b) will be charged:

        (a) 50% of the premiums paid: $1500;

        (b) 100% of the Surrender Charge Premium: $3830

     The Surrender Charge will be $1500.
This charge for Series 2 will be the lesser of (1) 50% of the total premiums paid under the policy less the monthly charges or (2) a 100% of the surrender charge premium. For example, a male insured aged 35, preferred class, with a planned annual premium of $3000 and a surrender charge premium of $3830, who has elected Life Insurance Benefit Option 1 under Series 2, would pay a charge of $1320 if he surrenders his policy at the end of the first Policy Year. If the policy remains in force, no charge is assessed. See "Additional Information About Charges" in the SAI for an example of how surrender charges are calculated.

     For the Series 2 example above, the lesser of (a) or (b) will be charged:

        (a) 50% of the premiums paid - monthly charges: $1500 - $180 = $1320;

        (b) 100% of the Surrender Charge Premium: $3830

     The Surrender Charge will be $1320.

PARTIAL WITHDRAWAL

     In addition to any applicable surrender charges, a partial withdrawal charge not to exceed $25 may apply upon any partial withdrawal.

TRANSFER FEE

     We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a policy year.

EXERCISE OF LIVING BENEFITS RIDER

     A one-time charge will apply if you exercise the Living Benefits Rider.
                           DESCRIPTION OF THE POLICY

THE PARTIES

     There are three important parties to the Policy: the POLICYOWNER (or contractowner), the INSURED and the BENEFICIARY. One individual can have one or more of these roles. Each party plays an important role in a Policy.

     POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

     -- increase/decrease the face amount

     -- choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

     -- add/delete riders

     -- change beneficiary

     -- change underlying investment options

     -- take a loan against or take a partial withdrawal from the Cash Surrender
        Value of the policy

     INSURED: This individual's personal information determines the cost of the life insurance coverage. Subject to certain conditions, the Policy may be purchased for an Insured up to age 80. The Policyowner also may be the insured.

     BENEFICIARY: The person (persons) who receives the proceeds of the policy at the time of the Insured's death. The beneficiary is the person(s) or entity(ies) the Policyowner specifies on our records to receive the proceeds from the policy. The Policyowner may name his or her estate as the beneficiary.

                                   THE POLICY

     The Policy provides life insurance protection on the named insured, and pays Policy Proceeds when that insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of two Life Insurance Benefit Options for Series 1 and three choices for Series 2; (3) access to the policy's Cash Surrender Value through loans and partial withdrawal privileges (within limits);
(4) the ability to increase or decrease the policy's Face Amount of insurance (within limits); (5) a guarantee that the policy will not lapse during the first three Policy Years if the specified minimum premiums have been paid (this feature not available in New Jersey); (6) additional benefits through the use of optional riders; and (7) a selection of premium and expense allocation options, including 27 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate.

     We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the Primary Insured dies. Except in New Jersey, during the first three Policy Years we guarantee that the policy will not lapse so long as the total amount of premiums paid (less any loans and partial withdrawals) is at least equal to the minimum monthly premium, shown on the Policy Date Page, multiplied by the number of months the policy has been in force. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions.

     Series 1 and 2 offer you a choice of either a level life insurance benefit equal to the face amount of your policy, or a life insurance benefit which varies and is equal to the sum of your policy's Face Amount and cash value. In addition, Series 2 offers a third option of a life insurance benefit which varies and equals the sum of your policy's face amount and the adjusted total premium. If you choose a benefit which varies, the life insurance benefit will increase or decrease depending on the performance of the investment options you select. However, your policy's life insurance benefit will never be less than the Face Amount of your policy.

HOW THE POLICY IS AVAILABLE

     VUL 2000 is available as a Non-Qualified or a Qualified Policy. We issue Qualified Policies on a unisex basis. Any reference in this prospectus which makes a distinction based on the gender of the insured should be disregarded as it relates to Qualified policies. The minimum policy Face Amount that can be purchased is $50,000.

POLICY PREMIUMS

     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See "Premiums" for more information.)

                                   CASH VALUE

     The Cash Value of this policy at any time is equal to the total value of your policy's Accumulation Units in the Separate Account and in the Fixed Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy's Cash Value, including, but not limited to:

     -- the amount and frequency of the premium payments;

     -- the investment experience of the Investment Divisions you choose;

     -- the interest credited on the amount in the Fixed Account;

     -- the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

     -- the amount of charges we deduct.

     The Cash Value is not necessarily the amount you receive when you surrender your policy. See "Partial Withdrawals and Surrenders" for details about surrendering your policy.

                   INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     The balance of your premium payment after we deduct the premium charges is called your net premium. We allocate your net premium among your selected Investment Divisions available under the policy (See, "Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Account, based on your instructions. You can allocate your net premium to one or more Investment Divisions and/or the Fixed Account.

AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A "valuation day" is any day the New York Stock Exchange is open for regular trading.

AMOUNT IN THE FIXED ACCOUNT

     You can choose to allocate all or part of your net premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

          (1) the sum of the net premium payments you have allocated to the Fixed Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account;

     plus (3) any interest credited to the Fixed Account;

     less (4) any amounts you have withdrawn from the Fixed Account;

     less (5) any charges we have deducted from the Fixed Account;

     less (6) any transfers you have made from the Fixed Account to the Separate
              Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the Investment Divisions of the Separate Account to the Fixed Account, or (3) between the Investment Divisions in the Separate Account.

     You can request a transfer under the following conditions:

     -- Maximum Transfer--The maximum amount you can transfer from the Fixed
        Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (ii) $5000.

       When the interest rate credited on the amount in the Fixed Account is equal to 3%, the maximum amount you can transfer to the Fixed Account during any Policy Year is the greater of (i) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (ii) $5000. However, this limit will not apply if the Primary Insured was age 65 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options as a transfer toward these maximum limits.

     -- Minimum Transfer--The minimum amount that you can transfer from the Investment Divisions or the Fixed Account is the lesser of (i) $500 or
        (ii) the total amount in the Investment Divisions or the Fixed Account.

     -- Minimum Remaining Value--If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen.

     -- Limits on Transfers--Your right to make transfers under the policy is subject to modification if we determine, in our sole opinion, that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policyowners. Any modification could be applied to transfers to or from some or all of the Investment Divisions and could include, but not be limited to, not accepting a transfer request from you or any person, asset allocation and/or market timing services made on your behalf and/or limiting the amount that may be transferred into or out of any Investment Division at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the actual or potential disadvantage of other policyowners.

       Currently we reserve the right to reject, without prior notice, transfer requests into or out of any Investment Division if the amount of the request (either alone or when combined with amounts from other policies owned by or under the control of the same individual or entity) would exceed $500,000.

       Also, if you or someone acting on your behalf requests more than two transfers into or out of one or more Investment Divisions within any 30-day period, and/or requests one or more transfers of sums in excess of the $500,000 limit described above, we currently reserve the right to require that all subsequent transfer requests for your policy be made through the U.S. mail or an overnight courier. We will provide you with written notice prior to implementing this limitation.

       In addition, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding portfolio is not accepted for any reason.

     -- Transfer Charge--We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from accounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options as a transfer toward the twelve transfer limit.

     -- How to request a transfer:

     (1) submit your request in writing on a form we approve to the VPSC at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing);

     (2) use the Interactive Voice Response system at 800-598-2019;

     (3) speak to a customer service representative at 800-598-2019 on Business Days between the hours of 8:00 am and 6:00 pm Eastern Time; or

     (4) make your request through the VSC.

     Faxed requests are not acceptable and will not be honored at any time.

     Transfer requests received after 4:00 pm Eastern Time will be priced as of the next Business Day. (See "How to Reach Us for Policy Services" for more information.)

ADDITIONAL BENEFITS THROUGH RIDERS

     You can apply for additional benefits by selecting one or more optional riders. With the exception of the Insurance Exchange Rider and the Spouse's Paid-Up Insurance Purchase Rider, which are available without charge, any riders you choose will have their own charges. The Living Benefits Rider assesses a one-time charge if it is exercised. (See "Table of Fees and Expenses" for more information.) The Living Benefits and Insurance Exchange Riders are available only on Non-Qualified Policies. All other riders are available on both Qualified and Non-Qualified Policies. The Life Extension Benefit Rider and Guaranteed Minimum Death Benefit Rider can be elected only on the issuance of the Policy; all other riders can be elected at any time, subject to age restrictions.

     -- ACCIDENTAL DEATH BENEFIT RIDER: This rider provides an additional death benefit if the insured's death was caused directly, and apart from any other cause, by accidental bodily injury.

     -- CHILDREN'S INSURANCE RIDER: This rider provides a level term insurance benefit on the child, stepchild, or legally adopted child of the insured (a "covered child") who is at least 16 days old and no older than age 18 at the time of issue is proposed and accepted for coverage.

     -- GUARANTEED INSURABILITY RIDER: This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability.

     -- GUARANTEED MINIMUM DEATH BENEFIT RIDER: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy's Cash Surrender Value is insufficient to cover the current monthly deduction charges. This rider requires that you must make certain premium payments into your policy.

     -- INSURANCE EXCHANGE RIDER: This rider allows you to exchange the policy for a new NYLIAC variable universal life policy issued on a new insured using values from your original policy. This rider is included in the policy at no additional cost. (See "Federal Income Tax Considerations" for more information about the tax implications of exercising this rider.)

     -- LIFE EXTENSION BENEFIT RIDER (SERIES 2 ONLY): This rider becomes effective on the policy anniversary on which the insured is age 100 and provides that the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy. Without this rider, on the policy anniversary on which the insured reaches age 100, the Life Insurance Benefit would equal the policy's Cash Surrender Value.

     -- LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER IN MOST
        JURISDICTIONS): Under this rider, if the Primary Insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider when you apply for your policy or after we issue your policy.

     -- MONTHLY DEDUCTION WAIVER: This rider provides for the waiver of monthly deduction charges if the Primary Insured becomes totally disabled. This rider will end on the policy anniversary on which the insured is age 65.

     -- SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION: Upon the insured's death, this rider allows a spouse who is the named beneficiary to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies.

     -- TERM INSURANCE ON OTHER COVERED INSURED RIDER: This rider provides term insurance on one or more members of the Primary Insured's immediate family (generally, the spouse and/or children of the insured). The Primary Insured also can be covered under this rider.

     See the SAI for more information about riders.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

     -- DOLLAR COST AVERAGING Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles.

     -- AUTOMATIC ASSET REALLOCATION If you choose this feature, we will reallocate your assets automatically on a schedule you select among the Investment Divisions in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected.

     -- INTEREST SWEEP You can instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify.

     Contract owners may elect these options at any time when the policy has a cash value of $2,500 or more. There must be at least $2,500 in the Fixed Account portion of your policy to choose the Interest Sweep option. (See the SAI for more information.)

MATURITY DATE

     Unless the Life Extension Rider is in effect, your policy matures on the policy anniversary on which the insured is age 100. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy less any loans and any interest due on loans.

     One year before your policy's maturity date, we will notify you that on your maturity date you may elect either;

     (1) to receive the Cash Surrender Value of your policy; or

     (2) to continue the policy without having to pay any more cost of insurance charges or monthly charges.

     If you choose to continue the policy we will continue to assess the Separate Account administrative charge and the Mortality and Expense risk charge on the Cash Value remaining in the Investment Divisions, and fund charges for Series 1 and 2. The federal income tax treatment of a life insurance Policy is uncertain after the insured is age 100. See, "Federal Income Tax Considerations" for more information.

     If you choose to surrender your policy, you must submit a signed request to the VPSC located at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing).

     Please consult your tax advisor regarding the tax implications of these options.

     If your policy is still in effect when the insured dies, we will pay the Policy Proceeds to the beneficiary.

TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code ("IRC"). Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

24 MONTH EXCHANGE PRIVILEGE

     Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either (1) transfer the entire Accumulation Value to the Fixed Account of your policy or
(2) exchange your policy for a new
permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same policy date, issue age, gender, risk classification and initial face amount as your original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange your policy:

     -- your policy must be in effect on the date of the exchange;

     -- you must repay any unpaid loan (including any accrued loan interest);
        and

     -- you must submit a written request in proper form.

     We will process your request for an exchange on the later of: (a) the date you send in your written request along with your policy or (b) the date we receive the necessary payment for your exchange at the VPSC located at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy's Cash Value plus a refund of all cost of insurance charges taken as of the date of the exchange. We will require you to make any adjustment to the premiums and Cash Values of your variable policy and the new policy, if necessary.

     When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law. The new policy will have the same Issue Date, issue age, and risk classification as your original policy.
                                    PREMIUMS

     For the purpose of determining whether we require additional underwriting when accepting a premium payment, we divide your premium payments into planned and unplanned premiums.

PLANNED PREMIUM

     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page.

     -- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

     -- Planned premium payments end on the policy anniversary on which the insured is age 100.

     -- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Your policy will terminate if the Cash Surrender Value is insufficient to pay the monthly deduction charges or if you reach the end of the late period and you have not made the necessary payment.

UNPLANNED PREMIUM

     An unplanned premium is a payment you make that is not part of the premium schedule you choose.

     -- While the insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurabil-ity before accepting that payment and applying it to your policy. The increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

     -- If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

     -- The minimum unplanned premium amount we allow is $50.

     -- We may limit the number and amount of any unplanned premium payments.

     Premium payments can be mailed to NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or to VPSC at: 51 Madison Avenue, Room 452, New York, NY 10010.

     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuation and other performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

     Factors that are considered in determining your premium payment are: age, underwriting class, gender, policy face amount, fund performance, loans, and riders you add to your policy.

     You can make additional planned or unplanned premium payments at any time up to the Insured's attainment of age 100. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

TIMING AND VALUATION

     Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to 4:00 p.m. Eastern time. Any premiums received after that time will be credited to your policy on the next Business Day. A "Business Day" is any day that the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

     The fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading.

FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return the policy to us and receive a refund. You can cancel increases in the face amount of your policy under the same time limits. (See "State Variations" for state-by-state details.)

     We will allocate premium payments you make with your application or during the free look period to our General Account until 20 days after issue. We will then allocate the premium plus any accrued interest to the Investment Divisions you have selected. However, if you cancel your policy, we will pay you only the greater of your policy's cash value on the date you return the policy or the total premium payments you have made, less any loans and any partial withdrawals you have taken.

     If you cancel an increase in face amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums which are allocated to the increase, less any part of the excess premium payments which we have already paid to you.

     You can return the policy to the VPSC at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing), or you can deliver it to the registered representative from whom you purchased the policy.

PREMIUM PAYMENTS

     Premium payments can be mailed to: (1) NYLIAC, 75 Remittance Dr., Suite 3021, Chicago, IL 60675-3021 or (2) NYLIAC--VPSC, 51 Madison Ave., Room 452, New York, NY 10010.

     When we receive a premium payment, we deduct the sales expense, state tax and federal tax charges that apply. The balance of the premium is called the "net premium." We apply your net premium to the Investment Divisions and/or Fixed Account, according to your instructions.

     If you elect the Guideline Premium Test ("GPT") to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. See "Life Insurance Benefit Options" for more information.

     For premium payments you make during the free look period, we apply your premium to our General Account. After this period is over, we allocate the net premium, which is the balance of planned or unplanned premium payment after we deduct sales expense, state tax and any federal tax charges that apply along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form. The allocation percentages must be in whole numbers.

CHECK-O-MATIC

     Check-O-Matic is a system that allows you to authorize monthly electronic deductions from your checking account to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the policy date. A voided blank check must be forwarded along with an application to begin Check-O-Matic. You can submit your request in writing on a form we approve to the VPSC at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing).

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's cash value. If an electronic ("Check-O-Matic") premium withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide notification that you wish to resume the arrangement and we agree to do so.
                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment.

     The monthly deduction of charges will be taken from the initial premium payment beginning on the first Monthly Deduction Day, which will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can increase or decrease the Face Amount of your policy once it is in force. The minimum increase amount is $5,000. Decreases in the Face Amount can be in any amount, down to the minimum policy Face Amount. The Face Amount of your policy affects the Life Insurance Benefit to be paid.

     You can request an increase in the Face Amount of your policy under certain circumstances. If an increase is approved, we will increase the Face Amount on the Monthly Deduction Day on or after the date we approve the increase. An increase in the Face Amount of your policy will have the following consequences which you should consider:

     -- additional cost of insurance charges;

     -- a new fifteen year surrender charge period, based only on the amount of the increase, will begin;

     -- a new suicide and contestability period, applicable only to the amount of the increase, will begin;

     -- a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC;

     -- a new seven year testing period for modified endowment contract status may begin; and

     -- under certain circumstances, it may be more advantageous to purchase additional insurance through our term insurance rider rather than increasing the policy's Face Amount.

     Under certain circumstances, you can request a decrease in the Face Amount of your policy. Such a decrease may have the following consequences which you should consider:

     -- a change in the total policy cost of insurance charge;

     -- a surrender charge may apply to the amount of the decreased Face Amount
        (we will deem the amount attributable to your most recent increase in Face Amount to be canceled first); and

     -- possible adverse tax consequences.

     We reserve the right to limit any increase or decrease in Face Amount. For more information about changing the Face Amount of your policy, see the SAI.

POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the Insured died. These proceeds will equal:

           1) the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

     plus 2) any additional death benefits available under the riders you have chosen;

     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

     We will pay interest on these proceeds from the date the insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See "Life Insurance Benefit Options" for more information.

PAYEES

     The beneficiary is the person(s) or entity/ies you have specified on our records to receive insurance proceeds from your policy. You have certain options regarding the policy's beneficiary:

     -- You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the insured dies.

     -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

     -- You can change a revocable beneficiary while the insured is living by writing to the VPSC at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing).

     -- If no beneficiary is living when the insured dies, we will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

     If the policy is still in effect, we will pay any Cash Surrender Value, partial withdrawals, loan proceeds or the Policy Proceeds generally within 7 days after we receive all of the necessary requirements at the VPSC located at:
51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing).

     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial withdrawal from the Separate Account, the Cash Surrender Value or the Policy Proceeds during any period that:

       (a) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or

       (b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date we receive your request.

     -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

     -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).

DEATH CLAIMS

     The beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at the VPSC, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account. See "Life Insurance Benefit Options" for more information.

     We will pay the Policy Proceeds in one sum unless the beneficiary chooses otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     -- Interest Accumulation Option (Option 1 A)
       Under this option, the portion of the Policy Proceeds the beneficiary chooses to keep with us will earn interest each year. The beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

     -- Interest Payment Option (Option 1 B)
       Under this option, we will pay interest on all or part of the Policy
        Proceeds you choose to keep with us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or each year.

     -- Life Income Option (Option 2)
       Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

       If you make a request, we will send you a written statement of the minimum amount due with respect to each monthly payment. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

                                    SERIES 1

1999-2005      2006-2015      2016-2025      2026-2035      2036 AND LATER
---------      ---------      ---------      ---------      --------------
   +1              0             -1             -2                -3

                                    SERIES 2

2002-2005      2006-2015      2016-2025      2026-2035      2036 AND LATER
---------      ---------      ---------      ---------      --------------
   +1              0             -1             -2                -3

     A decrease in the payee's age results in lower payments than if no decrease was made.

ELECTING OR CHANGING A PAYMENT OPTION

     While the insured is living, you can elect or change your payment option. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option.

     After the insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

LIFE INSURANCE BENEFIT OPTIONS

     -- Your Life Insurance Benefit for Series 1

       Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers two options:

       OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the Primary Insured's date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.

       OPTION 2-- The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the Primary Insured's date of death plus the policy's Cash Value on that date. The Life Insurance Benefit under this option will vary with the policy's Cash Value. Cash Value will fluctuate due to the performance results of the Investment Divisions you choose. Your Life Insurance Benefit will never be less than your policy's Face Amount.

     -- Your Life Insurance Benefit for Series 2

       Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers three options:

       OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the Primary Insured's date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.

       OPTION 2-- The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the Primary Insured's date of death plus the policy's Cash Value on that date. The Life Insurance Benefit under this option will vary with the policy's Cash Value. Cash Value will fluctuate due to the performance results of the Investment Divisions you choose. Your Life Insurance Benefit never will be less than your policy's Face Amount.

       OPTION 3-- The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the Primary Insured's date of death plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy's Adjusted Total Premium (equals total premiums paid minus any partial withdrawals). Your Life Insurance Benefit never will be less than your policy's Face Amount. Note: The Guaranteed Minimum Death Benefit Rider is not available for Option 3.

     Under all options for Series 1 and Series 2, your Life Insurance Benefit may be greater if the policy's Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702, is greater than the amount calculated under the option you have chosen. You can find this percentage on the Policy Data Page.

     Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the GPT or the Cash Value Accumulation Test ("CVAT").

     You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by the age of the insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on age, gender, and risk class of the insured) of the Cash Value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

     Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same face amount and premium payments under these options:

     -- If you choose Option 1, your Life Insurance Benefit will not vary in amount and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

     -- If you choose Option 2, your Life Insurance Benefit will vary with your policy's Cash Value and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

     -- If you choose Option 3 (for Series 2 only), your Life Insurance Benefit will vary with your policy's adjusted total premium, and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

     (See the SAI for examples of the impact of the GPT and CVAT on sample Life Insurance Benefit Options).

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     You can change the Life Insurance Benefit Option for your policy while the Primary Insured is alive. For Series 2, changes to Option 3 are not permitted. However, we may prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the face amount of the policy to be less than the policy minimum, (ii) cause the policy to fail to qualify as life insurance under
Section 7702 of the IRC, or (iii) cause the policy's face amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted on or after the policy anniversary on which the insured is age 100.

 CHANGES FROM OPTION 1 TO OPTION 2

      If you change from Option 1 to Option 2, we will decrease the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a Face Amount decrease at the time you change your Life Insurance Benefit Option, we will assess a surrender charge based on the amount of the Face Amount decrease.

 CHANGES FROM OPTION 2 TO OPTION 1

      If you change from Option 2 to Option 1, we will increase the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, but we will not apply a new surrender charge schedule to the increased Face Amount resulting from the change in this option.

 CHANGES FROM OPTION 3 TO OPTION 1 (FOR SERIES 2 ONLY)

      If you change from Option 3 to Option 1, we will increase the policy's Face Amount by the amount of Adjusted Total Premiums, so that your Life Insurance Benefit immediately before and after the change remains the same.

 CHANGES FROM OPTION 3 TO OPTION 2 (FOR SERIES 2 ONLY)

      If you change from Option 3 to Option 2 at a time when the Cash Value is greater than the Adjusted Total Premium, we will decrease the Face Amount of your policy by the difference between the Cash Value and the Adjusted Total Premium so that your Life Insurance Benefit immediately before and after the change remains the same.
      If you change from Option 3 to Option 2 at a time when the Cash Value is less than the Adjusted Total Premium, we will increase the Face Amount of your policy by the difference between the Adjusted Total Premium and the Cash Value so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a face amount decrease at the time you change your Life Insurance Benefit Option, we will assess a surrender charge based on the amount of the face amount decrease.

     In order to change your Life Insurance Benefit Option, you must submit a signed request to the VPSC located at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing). We will change your Life Insurance Benefit Option on the Monthly Deduction Day on or after the date we receive your written request. (See the SAI for examples of how an option change can impact your Life Insurance Benefit.)

                          ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit Option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit Option, this two-year period begins on the effective date of the increase.

SUICIDE

     If the death of the insured is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or amounts withdrawn. If a suicide occurs within 2 years of the effective date of a Face Amount increase, we will also pay the limited life insurance benefit for that increase, or, if the limited life insurance benefit is not payable, the monthly deductions from Cash Value made for the increase.

MISSTATEMENT OF AGE OR GENDER

     If the policy application misstates the insured's age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct gender or date of birth.

ASSIGNMENT

     You can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of it at the VPSC at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.) You cannot assign Qualified Policies.
                       PARTIAL WITHDRAWALS AND SURRENDERS

                              PARTIAL WITHDRAWALS

     You can request a partial withdrawal from your policy if the insured is living, the partial withdrawal being requested is at least $500, and the withdrawal will not cause the policy to fail to qualify as life insurance under IRC Section 7702.

AMOUNT AVAILABLE TO WITHDRAW

     You can withdraw an amount up to the Cash Surrender Value of your policy. We process a partial withdrawal at the price next determined after we receive your written request. We will not allow a partial withdrawal if it would reduce the face amount of your policy (not including riders) below the minimum face amount, which is $50,000. See "The Effect of a Partial Withdrawal" for more information about how a partial withdrawal can reduce the policy's face amount.

REQUESTING A PARTIAL WITHDRAWAL

     You can request a partial withdrawal from your policy by sending a written request to the VPSC at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing) or by calling 1-800-598-2019. Faxed requests are not acceptable and will not be honored at any time.

     We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See "Policy Proceeds" for more information.)

     Unless you choose a later effective date, your requested partial withdrawal will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE's close, then the requested partial withdrawal will be effective on the next Business Day.

     When you make a partial withdrawal, we will deduct a fee for processing the partial withdrawal. This fee will not exceed the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may result in a decrease in your policy's face amount which may cause a surrender charge to apply. This charge will equal the difference between the surrender charge that we would have charged had you surrendered your entire policy before the decrease and the surrender charge the we would charge if you were to surrender your policy after the decrease.

     You can specify how much of the partial withdrawal you want taken from the amount you have in each of the Investment Divisions and in the Fixed Account. If you do not specify this, we will deduct the partial withdrawal and any withdrawal fee from the Investment Divisions and/or the Fixed Account in proportion to the amounts you have in each of these investment options. If you request a partial withdrawal that is greater than the amount in the Investment Divisions and/or in the Fixed Account you have chosen, we will reduce the amount of the partial withdrawal to the amount available and pay you that amount less any applicable withdrawal fee and surrender charge.

     A partial withdrawal may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

THE EFFECT OF A PARTIAL WITHDRAWAL (SERIES 1 ONLY)

     When you make a partial withdrawal, we reduce your Cash Value by the amount of the partial withdrawal, and any applicable withdrawal fee and surrender charge.

     -- OPTION 1
       If you have elected Life Insurance Benefit Option 1, we reduce your policy's Face Amount and your Policy Proceeds by the amount of the partial withdrawal (not including the effect of any withdrawal fee or surrender charge). This occurs because your Life Insurance Benefit under this option is equal to your policy's Face Amount.

     -- OPTION 2
       If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's Face Amount but we will reduce your Policy Proceeds by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.

THE EFFECT OF A PARTIAL WITHDRAWAL (SERIES 2 ONLY)

     When you make a partial withdrawal, we reduce your Cash Value by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.

     -- OPTION 1
       If you have elected Life Insurance Benefit Option 1, we reduce your policy's Face Amount by the difference between:

       (a) the amount of the withdrawal; and

       (b) the greater of:

          (1) the Cash Value of the policy immediately prior to the withdrawal, minus the face amount divided by the applicable percentage at the time of withdrawal, as shown on Policy Data page 2.3, or

          (2) zero.

     -- OPTION 2
       If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's Face Amount.

     -- OPTION 3
       For policies where Life Insurance Benefit Option 3 is in effect, the Face Amount of the policy will be reduced by the difference between:

       (a) the amount of the withdrawal; and

       (b) the greater of:

          (1) the Cash Value of the policy immediately prior to the withdrawal minus the Face Amount divided by the applicable percentage at the time of the withdrawal, as shown on the Policy Data Page, or

          (2) the Adjusted Total Premium immediately prior to the withdrawal.

     If the above results in zero or a negative amount, there will be no adjustment in the Face Amount.

     Any decrease in the Face Amount caused by the withdrawal will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in Face Amount and then to the initial Face Amount in the reverse order in which they took place.

                                   SURRENDERS

CASH SURRENDER VALUE

     The Cash Surrender Value of your policy is the amount we will pay you if you surrender your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charges and any outstanding policy loans (including any accrued loan interest). If you surrender your policy during the first Policy Year, an additional contract charge applies. Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account, and because a surrender charge may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any premium deductions and deductions from Cash Value that were made. You can surrender your policy for its Cash Surrender Value at any time while the insured is living. (See "Table of Fees and Expenses" and "Transaction Charges" for more information.)

REQUESTING A SURRENDER

     You can surrender the policy by sending a written request and the policy to the VPSC at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.

WHEN THE SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the day we receive your written request and the policy. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE's close, the requested surrender will be effective on the next Business Day on which the NYSE is open. We will mail the surrender proceeds within seven days after the effective date.

SURRENDER CHARGES

     If you surrender your policy during the first fifteen Policy Years or within fifteen years after you increase the Face Amount of your policy, a surrender charge will apply. We will deduct any applicable surrender charge before we pay you the surrender proceeds. (See "Charges Associated with the Policy" and "Transaction Charges" for more information.) Because the surrender charge may be significant during early Policy Years, you should not purchase this policy unless you intend to hold the policy for an extended period of time.
                                     LOANS

     You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to 90% of your policy's Cash Value, less any surrender charges, and, in the first Policy Year, less the amount of any additional contract charge which would apply if you were to fully surrender your policy during that time. (See "Surrender Charges" for more information.) Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy's Cash Value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account.

YOUR POLICY AS COLLATERAL FOR A LOAN

     When you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). Additionally, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans and any accrued interest, we will take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.

LOAN INTEREST

     We currently charge an effective annual loan interest rate of 6%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

INTEREST ON THE CASH VALUE HELD AS COLLATERAL

     When you take a loan against your policy, the loaned amount which we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account. The rate we credit on loaned amounts will never be less than 2% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.5% less than the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.

WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the insured dies.

     Any loan interest due on a policy anniversary which you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Surrender Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, if the interest charged would cause the amount of the borrowing to exceed 90% of the Cash Surrender Value of the policy, the interest amount will be withdrawn on a pro rata basis across all Investment Divisions.

LOAN REPAYMENT

     You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When we receive a loan repayment, we will first use that money to repay any portion of the outstanding loan which was originally taken from the Fixed Account. We will allocate any remaining portion of the loan repayment to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree.

EXCESS LOAN CONDITION

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less any applicable surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding. the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held In the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the Policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Tax Considerations" for more information.)
                         TERMINATION AND REINSTATEMENT

LATE PERIOD

     If your policy's Cash Surrender Value on any Monthly Deduction Day is less than the monthly deductions due for the next policy month, your policy will enter a late period for 62 days after that. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. If the late period expires without sufficient payment being made to us, we will terminate your policy without any benefits.

     If the insured dies during the late period, we will pay the Policy Proceeds to your beneficiary. We will reduce the benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies. If your policy has the no-lapse guarantee, it may prevent your policy from terminating during the first three years.

NO-LAPSE GUARANTEE (NOT AVAILABLE IN NEW JERSEY)

     The no-lapse guarantee ensures that the policy will remain in effect during the first three Policy Years if it passes a minimum premium test. In order to pass that test, the total premiums you have paid into the policy (less any loans you have taken or partial withdrawals you have made) must be at least equal to the minimum monthly premium payment amount of the policy, as shown on the Policy Data Page, multiplied by the number of months that the policy has been in effect.

     If the policy passes the minimum premium test, it will not enter the late period even if the Cash Surrender Value on a Monthly Deduction Day is insufficient to pay for the monthly deductions from cash value for the next policy month. Rather, we will deduct the charges from your Cash Value to the extent possible. We will defer the deduction of any amount that exceeds the Cash Value until the end of the guarantee period. When the guarantee period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will lapse.

     The no-lapse guarantee will end on the earliest of:

     -- the third policy anniversary;

     -- the date on which you change (1) the Face Amount of the policy or (2) the Life Insurance Benefit option resulting in a change in the face amount;

     -- the date you add or delete any riders to the policy;

     -- the date you increase or decrease any rider coverage amounts; or

     -- the date on which a change in underwriting class takes effect.

REINSTATEMENT OPTION

     If your policy has lapsed, you can request that we reinstate your policy if all of these conditions are met:

     -- you make your request within five years after your policy is terminated;

     -- the insured is alive; and

     -- you have not surrendered your policy.

     Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on amounts withdrawn or borrowed from the policy.

     If the policy lapses during the first Policy Year and is subsequently reinstated, we will deduct an additional contract charge from the Cash Value.

     Before we reinstate your policy, we must receive the following:

     (1) payment equal to the sum of (a) and (b) where:

        (a) is an amount sufficient to keep the policy in effect for at least three months. This amount will equal the Monthly Deduction Charges multiplied by a factor in order to account for premium expenses and surrender charges; and

        (b) is 230% of any additional contract charge for a policy that ended during the first Policy Year and is later reinstated.

     (2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.

     We will allocate your payments to the Investment Divisions and/or the Fixed Account according to your instructions at the time you make such payment.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve your request. If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

     The cash value of the reinstated policy will be the Cash Value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated. We will deduct any unpaid loan from this Cash Value or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement.

     During a late period, transfers may be made; however, no new loans or partial withdrawals may be taken.
                       FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     This section is intended to provide general information about Federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Furthermore, you should note that tax laws change from time to time. We do not know whether the treatment of life insurance policies under Federal income tax or estate or gift tax laws will continue. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations or interpretations.

     The ultimate effect of Federal income taxes on the values under your policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, the terms of the policy and your circumstances.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

     The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the Separate Account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate

Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling the Treasury Department has stated it expects to issue. Therefore we reserve the right to modify the policy, as we deem appropriate, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF THE POLICY

     We believe that your policy, when issued, meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy will receive the same Federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the beneficiary's gross income, subject to the terms and conditions of IRC
Section 101(a)(1). Pursuant to IRC Section 101(g), amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract," as discussed below, are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     In addition, unless the policy is a modified endowment contract, in which case the receipt of any loan under the policy may result in recognition of income by the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until policy proceeds are received upon a surrender of the policy or upon a partial withdrawal.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for Federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

MODIFIED ENDOWMENT CONTRACT STATUS

     IRC Section 7702A defines a class of life insurance policies as "modified endowment contracts." Under this provision, for tax purposes policies will be treated in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies. Taxation of pre-death distributions from policies that are classified as modified endowment contracts and are entered into on or after June 21, 1988 is somewhat different.

     A life insurance policy becomes a modified endowment contract if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "7-pay premium." Generally, the "7-pay premium" is the level annual premium which, if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "7-pay premiums" were $1,000 annually, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premiums paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition if a material change occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first 7 policy years, or attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new 7-pay test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the 7-pay test, all distributions (including loans) occurring in the policy year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 100

     The policy provides that beginning on the policy anniversary on which the insured is age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the death benefit under the policy will equal the Cash Value. The IRS has not issued any guidance on the status of a life insurance policy after the insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 100 and that the owner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 100.

PARTIAL WITHDRAWALS AND POLICY SURRENDERS

     Upon surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for Federal tax purposes to the extent that the Cash Value, less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. On the other hand, if upon full surrender of a policy for its Cash Surrender Value, the investment in your policy exceeds the Cash Surrender Value (less any charges), the loss is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions from a policy that is not a modified endowment contract will not be subject to Federal income tax, except to the extent that they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a modified endowment contract (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the cash value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a loan, partial withdrawal and/or surrender), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions that are: (i) made on or after the date the taxpayer attains age 59 1/2; or (ii) attributable to the taxpayer's becoming disabled; or (iii) part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law, any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above), loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to an additional 10% tax.

     IRC Section 264 provides that interest paid or accrued on a loan in connection with a policy generally is not deductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums paid, ordinarily you will be liable for taxes on the excess. The amount will be taxed as ordinary income.

CORPORATE OWNERS

     If you are a corporation, ownership of a policy may affect your exposure to the corporate alternative minimum tax. If you intend to use one or more policies to fund deferred compensation arrangements, you should consider the tax consequences of these arrangements. Please consult your tax advisor on these matters.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences, depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides that, subject to certain exceptions, in a circumstance where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

OTHER TAX ISSUES

     Generally, life insurance benefits are not currently subject to federal income tax. Also, generally, the earnings on the amount you invest in the Investment Divisions and the Fixed Account are not subject to income tax as long as they remain invested in the policy. If you take a partial withdrawal, surrender or terminate your policy, or if your policy matures, you may incur taxable income. You may incur taxable income if your policy becomes a modified endowment contract and you take a policy loan. However, federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary, so please check with your tax advisor for information pertaining to your tax status.

QUALIFIED PLANS

     The policies are intended to be used with plans qualified under IRC Section 401(a). While these plans include profit sharing plans, 401(k) plans, money purchase pension plans and defined benefit plans, purchasers of these policies should seek competent legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOLDING

     Under IRC Section 3405, withholding generally is required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except when your tax identification number has not been furnished to us, or when the IRS has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have Federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.
                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under federal securities law), investment retail securities and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.
                              RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability:
A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.
                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2002 and the statement of operations, statement of changes in net assets and financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the SAI. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036.
                                STATE VARIATIONS

The following lists by jurisdiction any variations to the statements made in this prospectus.

CALIFORNIA

-- Free Look--If you cancel your policy, we will pay you your policy's cash value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.

-- The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.

DISTRICT OF COLUMBIA

-- Free Look--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days following policy issue to our General Account. At the end of this free look period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Termination and Late Period--The late period is the 31 days following the Monthly Deduction Day on which the cash surrender value is zero, or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

INDIANA

-- Free Look--You can return the policy to any of our registered representatives.

MARYLAND

-- Additional Benefits through Riders--The Guaranteed Minimum Death Benefit rider is renamed the No Lapse Guarantee Rider (not the same as the "No-Lapse Guarantee" described on page 42).

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Beginning in the 4th Policy Year only one change can be made per Policy Year.

-- No-Lapse Guarantee--This benefit will not end if a rider is deleted from the policy during the first three Policy Years.

-- Face Amount Increases--Beginning in the 4th Policy Year, you are allowed to increase your policy's face amount once each Policy Year.

-- Face Amount Decreases--Beginning in the 4th Policy Year, you are allowed to decrease your policy's face amount once each Policy Year.

-- Rider Coverage--No riders can be added to a policy or have coverage changes within the first 3 policy years.

-- Term Insurance on Other Covered Insured--This rider ends at age 98.

MASSACHUSETTS

-- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.

-- Guaranteed Minimum Death Benefit--This rider is not available.

MICHIGAN

-- Living Benefits Rider--The benefit can be exercised if the insured has a life expectancy of six months or less.

MONTANA

-- Variable Universal Life 2000--Is always issued on a unisex basis in Montana.
   Any reference in this prospectus which makes a distinction based on the sex of the insured should be disregarded for policies issued in this state.

NEW JERSEY

-- No-Lapse Guarantee--The No-Lapse Guarantee is not available.

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- State Tax Charge--We will not increase the charge above 2.0%.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Partial Withdrawals--You can take one partial withdrawal in the first Policy
   Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

NEW YORK

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Free Look--You have 10 days from the date you receive your policy to return the policy and receive a refund. Until 20 days after issue of the policy we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your net premiums according to your instructions.

-- Change in Objective of an Investment Division--If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit life insurance policy, for an amount of insurance not greater than the life insurance benefit of the original policy, on the date of conversion. The new policy will be based on the same issue age, sex and class of risk as your original policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

-- Special Provision Regarding Extended Term Insurance--On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

-- Minimum Policy Face Amount--The minimum face amount for this policy is $75,000.

-- Partial Withdrawals--We will not allow a partial withdrawal if it would reduce the face amount of your policy (not including riders) below $75,000.

-- Term Insurance on Other Covered Insured--The issue ages for this rider are 0-65 and it ends at age 70.

-- Guaranteed Minimum Death Benefit--This rider is not available.

-- Spouse's Paid-Up Insurance Purchase Option--This rider is not available.

NORTH CAROLINA

-- Free Look--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. Until 20 days after policy issue we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your net premiums according to your instructions.

OREGON

-- The state tax is referred to as a "Tax Charge Back." The rate may not be changed for the life of the policy.

PENNSYLVANIA

-- Misstatement of Age or Sex--In the event of such a misstatement, we will adjust the death benefit provided by your policy, but we will not adjust the cash value.

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Minimum Policy Face Amounts--The minimum face amount for this policy varies by age, as follows: for ages 0-39, the minimum face amount is $75,000; for ages 40-80, the minimum face amount is $50,000.

-- Partial Withdrawals--We will not allow a partial withdrawal if it would reduce the face amount of your policy (not including riders) below $75,000 for ages 0-39 and $50,000 for ages 40-80.

TEXAS

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Partial Withdrawals--You can take one partial withdrawal in the first Policy
   Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

VERMONT

-- Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal laws. You should ask your registered representative how this law may impact your policy and the benefits available under it.

                   VARIATIONS BY JURISDICTION (FOR SERIES 2)

The following lists by jurisdiction any variations to the statements made in this prospectus.

CALIFORNIA

-- Free Look--If you cancel your policy, we will pay you your policy's cash value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.

-- The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.

DISTRICT OF COLUMBIA

-- Free Look--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days following policy issue to our General Account. At the end of this free look period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Termination and Late Period--The late period is the 31 days following the Monthly Deduction Day on which the cash surrender value is zero, or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

-- LER is not available.

GEORGIA

-- LER is not available.

INDIANA

-- Free Look--You can return the policy to any of our registered representatives.

MASSACHUSETTS

-- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.

-- Living Benefits Rider--The benefit can be exercised if the insured has a life expectancy of 24 months or less.

MICHIGAN

-- Free Look--You can return the policy to any of our registered representatives.

MONTANA

-- Free Look--You can return the policy to any of our registered representatives.

NEW JERSEY

-- Free Look--You can return the policy to any of our registered representatives.

NEW YORK

-- Free Look--You can return the policy to any of our registered representatives.

-- LER is not available.

NORTH CAROLINA

-- Free Look--You can return the policy to any of our registered representatives.

OREGON

-- Free Look--You can return the policy to any of our registered representatives.

PENNSYLVANIA

-- Fee Look--You can return the policy to any of our registered representatives.

-- Transfer of Loan Interest to the Fixed Accounts--When a loan is taken and a transfer of funds is made from the Separate Account to the Fixed Account, the amount in the Fixed Account that is securing the outstanding loan will equal 100% of the sum of the new loan and any previous unpaid loans.

   While a policy loan is outstanding, no partial withdrawals or transfers that would reduce the cash value of the Fixed Account below 100% of the outstanding loan are permitted.

VERMONT

-- Free Look--You can return the policy to any of our registered representatives.

WASHINGTON

-- Living Benefits Rider--The benefit can be exercised if the insured has a life expectancy of 24 months or less.

     The Statement of Additional Information ("SAI") includes additional information about VUL 2000. The SAI is available without charge upon request. You can request the SAI by mail (at the Variable Products Service Center at 51 Madison Avenue, Room 452, New York, NY 10010), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number, (1-800-598-2019). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

     Information about VUL 2000 (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about VUL 2000 are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

     For a personalized illustration, contact your Registered Representative or call our toll-free number, 1-800-598-2019.

SEC File Number: 811-07798

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENT OF ADDITIONAL INFORMATION

                                     DATED

                                  MAY 1, 2003

                                      FOR

                      NYLIAC VARIABLE UNIVERSAL LIFE 2000

                                      FROM

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Variable Universal Life 2000 ("VUL 2000") prospectus. You should read the SAI in conjunction with the current VUL 2000 prospectus dated May 1, 2003 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at (800) 598-2019 or writing to NYLIAC at 51 Madison Avenue, Room 542, New York, NY 10010. Terms used but not defined in the SAI have the same meaning as in the current VUL 2000 prospectus.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
General Information and History.............................     2
Additional Information about the Operation of Policies......     2
Sales and Other Agreements..................................    18
Underwriting a Policy.......................................    19
Additional Information about Charges........................    20
Loans.......................................................    27
Surrender of Your Policy....................................    27
About the Financial Statements..............................    27
Financial Statements........................................   F-1
Performance.................................................   P-1

     VUL 2000 IS OFFERED UNDER NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE
ACCOUNT-I.

                        GENERAL INFORMATION AND HISTORY

     The VUL 2000 prospectus and SAI describe two flexible premium variable universal life insurance policies which NYLIAC issues. Series 1 is a policy NYLIAC offered for sale prior to May 10, 2002. This policy will continue to be offered where Series 2 is not yet available. Series 2 is a VUL 2000 policy NYLIAC has offered for sale since May 10, 2002, where approved.

ABOUT NYLIAC

     NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's financial statements are also included in this SAI. NYLIAC's principal business address is 51 Madison Avenue, New York, New York 10010.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $45 billion at the end of 2002. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC's income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values and are applied automatically to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase reserves associated with the policies.

             ADDITIONAL INFORMATION ABOUT THE OPERATION OF POLICIES

     The prospectus provides information about the policy and its riders. The following is additional information about these terms.

INVESTMENT DIVISIONS

     As discussed in the prospectus, the following are the available Eligible Portfolios of each Fund:

     MainStay VP Series Fund, Inc.:
        -- MainStay VP Bond
        -- MainStay VP Capital Appreciation
        -- MainStay VP Cash Management
        -- MainStay VP Convertible
        -- MainStay VP Equity Income
        -- MainStay VP Government

        -- MainStay VP Growth Equity
        -- MainStay VP High Yield Corporate Bond
        -- MainStay VP Indexed Equity
        -- MainStay VP International Equity
        -- MainStay VP Mid Cap Core
        -- MainStay VP Mid Cap Growth
        -- MainStay VP Small Cap Growth
        -- MainStay VP Total Return
        -- MainStay VP Value
        -- MainStay VP American Century Income & Growth
        -- MainStay VP Dreyfus Large Company Value
        -- MainStay VP Eagle Asset Management Growth Equity

     The Alger American Fund
        -- Alger American Small Capitalization--O Class

     Calvert Variable Series, Inc.
        -- Calvert Social Balanced

     Dreyfus Investment Portfolios
        -- Dreyfus IP Technology Growth (Initial Shares)

     Fidelity Variable Insurance Products Fund
        -- Fidelity(R) VIP Contrafund(R) (Initial Class)
        -- Fidelity(R) VIP Equity-Income (Initial Class)

     Janus Aspen Series
        -- Janus Aspen Series Balanced
        -- Janus Aspen Series Worldwide Growth

     The Universal Institutional Funds, Inc.
        -- Van Kampen UIF Emerging Markets Equity

     T. Rowe Price Equity Series, Inc.
        -- T. Rowe Price Equity Income Portfolio

     The Funds' shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds' investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each valuation day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one valuation day to the end of the next valuation day.

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     We may add, delete or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund, or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.

REINVESTMENT

     We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

     We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other Separate Accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can request an increase in the face amount of your policy if all of the following conditions are met:

     -- the Primary Insured is still living;

     -- the Primary Insured is age 80 or younger;

     -- the increase you are requesting is at least $5000 or more;

     -- the requested increase will not cause the policy's face amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and

     -- you submit a written application signed by the insured along with satisfactory evidence of insurability.

     We can limit any increase in the face amount of your policy.

     You can request a decrease in the face amount of your policy if both of the following conditions are met:

     -- the insured is still living; and

     -- the decrease you are requesting will not reduce the policy's face amount below the minimum face amount.

     We may limit any decrease in the face amount of your policy.

ADDITIONAL INFORMATION ABOUT THE AMOUNT IN THE SEPARATE ACCOUNT: VALUATION OF ACCUMULATION UNITS

     The value of an accumulation unit on any valuation day equals the value of an accumulation unit on the preceding valuation day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding valuation day to its close on the current valuation day using the following formula:

     SERIES 1

                                    (a/b)-c

        Where: a = the sum of:

                      (1) the net asset value of the Fund share held in the
                          Separate Account for that Investment Division at the end of the current valuation day, plus

                      (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

                 b = the net asset value of the Fund share held in the Separate
                     Account for that Investment Division at the end of the preceding valuation day.

                 c = a factor representing the mortality and expense risk
                     charge. This factor is deducted on a daily basis and is currently equal to an annual rate of .50% of the value of each Investment Division's assets.

     SERIES 2

                                    (a/b)-c

        Where: a = the sum of:

                      (1) the net asset value of the Fund share held in the
                          Separate Account for that Investment Division at the end of the current valuation day, plus

                      (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

                 b = the net asset value of the Fund share held in the Separate
                     Account for that Investment Division at the end of the preceding valuation day.

                 c = a factor representing the mortality and expense risk
                     charge. This factor is deducted on a monthly basis and is currently equal to an annual rate of .50% of the value of each Investment Division's assets.

     The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

     The following riders and options are available with this policy, and a description of each is provided in the current prospectus:

     Accidental Death Benefit Rider
     Children's Insurance Rider
     Guaranteed Insurability Rider
     Guaranteed Minimum Death Benefit Rider
     Insurance Exchange Rider
     Life Extension Benefit Rider (Series 2 only)
     Living Benefits Rider
     Monthly Deduction Waiver
     Spouse's Paid-Up Insurance Purchase Option
     Term Insurance on Other Covered Insured Rider

     Riders are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider you are considering is available in your jurisdiction. Additional information for specific riders and options appears below.

     -- ACCIDENTAL DEATH BENEFIT RIDER

     We will pay the additional death benefit if the insured dies within one year of such accident. No benefit is payable under the rider if the death of the insured occurs before the insured's first birthday or after the policy anniversary on which the insured is age 70.

     -- CHILDREN'S INSURANCE RIDER

     A child born to, or legally adopted by, the Primary Insured while the rider is in effect is also a covered child. For a child to be covered under this rider, he or she must be age 18 or younger when this rider is issued, or when that child would otherwise be covered. However, no child is covered under this rider until the 15th day after birth.

     If the Primary Insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up insurance. Although paid-up insurance has no loan value, it does have cash value and can be surrendered for its cash value.

     When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase one to twenty-five units of coverage on each child. Each unit provides $1000 of level term insurance. The number of units must be for the same child. Each child covered under this rider is issued in a standard risk class.

     The term insurance coverage, or the paid-up insurance, on each covered child will end the earlier of:

     -- The policy anniversary on which the covered child is age 25; or

     -- The policy anniversary on which the Primary Insured is, or would have been, age 65.

     Within 31 days after the date on which the term insurance ends, you or the covered child can convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum face amount of the new policy is five times the amount of the term insurance coverage on the covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion.

     -- GUARANTEED INSURABILITY RIDER

     The additional insurance coverage can be either a new policy on the life of the insured or an increase to the existing policy's face amount.

     Scheduled option dates are the policy anniversaries on which the Primary Insured attains each of the following ages: 22, 25, 28, 31, 34, 37, 40, 43 and
46. An alternative option date is the Monthly Deduction Day on or following the date which is three months after any of these events:

     -- the marriage of the Primary Insured;

     -- the birth of a living child to the Primary Insured; or

     -- the legal adoption of a child by the Primary Insured.

     If elected, the new policy or increase in face amount will take effect as of a scheduled or alternative option date. This date always will be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.

     In order to exercise this rider's benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the lesser of $100,000 or a multiple of the policy's face amount based on the insured's age when the policy was issued. The multiples are set forth below:

   AGE AT ISSUE             MULTIPLE
   ------------             --------
 0-21                5 times face amount
22-37                2 times face amount
38-43                1 times face amount

     This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events which trigger an alternative option date occurs within 3 months before that anniversary, you will continue to have the right to purchase additional insurance coverage until that option date. We will provide the automatic term insurance coverage up to that option date as well.

     -- GUARANTEED MINIMUM DEATH BENEFIT RIDER

     Under this rider, if your total monthly deduction charges are greater than your policy's cash value, we will deduct as much of the monthly deduction charges from the cash value as possible. Then we will waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period of up to the insured's age 70, 80 or 100.

     The premium you must pay under this rider is called the "Monthly Guaranteed Minimum Death Benefit (GMDB) premium." If you elect this rider, you will find the GMDB premium on the Policy Data Page. We will deduct a charge equal to $0.01 per $1000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB Premium Test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

GMDB PREMIUM TEST (PERFORMED ON EACH MONTHLY DEDUCTION DAY)

    Cumulative                 Cumulative partial                       Cumulative monthly GMDB
     premium payments    less   withdrawals           must be at least   premiums from the Policy Date to
     to date                    to date               equal to           the date the test is performed

     If your policy does not satisfy the GMDB Premium Test, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB Premium Test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

     Having this rider affects your ability to take policy loans in the following ways:

        (1) If you take a loan during the first two Policy Years, this rider will end.

        (2) After the first two Policy Years, you can take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the cash surrender value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums which were required up to the time you took the loan, accumulated at an annual effective interest rate of 6.0% as of that date.

     -- INSURANCE EXCHANGE RIDER

     When an exchange is made to a new policy the cash value of your policy will be transferred to the new policy and become the cash value for the new policy. However, the cash surrender value under the new policy may be different since surrender charges will be based on the new insured's age and gender.

     The maximum face amount of the new policy is the lesser of the face amount of the original policy on the Policy Date or the face amount of the original policy on the date of the exchange.

     Before we can issue the new policy, you must provide us with evidence of insurability on the new insured and have an insurable interest in the new insured. The Policy Date and the Issue Date of the new policy will be the date on which the policy is exchanged. The new cost of insurance rates, premium payments and charges will be based on the new insured's age, sex, and risk classification at the time the exchange occurs. However, surrender charges on the new policy will be measured from the Policy Date of the original policy.

     Under certain circumstances, you may be required to make a payment in order to exercise the exchange rider:

        (1) If the cash surrender value of the new policy will exceed the cash surrender value of the original policy, then a payment equal to 103% of the difference between these two values is required.

        (2) If the cash surrender value of the new policy after the exchange would be zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange is required.

     This payment will be treated as a premium payment and will be applied to your policy.

     The IRS has ruled that an exchange of policies pursuant to this type of rider does not qualify as a tax-deferred exchange under IRC Section 1035. Accordingly, the exercise of your rights under this rider will result in a taxable event. You will be required to include in gross income an amount equal to the gain in the policy. The exercise of your rights under this rider also may result in the new policy's classification as a modified endowment contract, as discussed above. You should consult your tax adviser about the potential adverse tax consequences of exercising your rights under this rider.

     -- LIFE EXTENSION BENEFIT RIDER (SERIES 2 ONLY)

     Without this rider, on the policy anniversary on which the insured reaches age 100, the Life Insurance Benefit would equal the policy's cash surrender value.

     The cost of this rider is calculated as a percentage of the cost of insurance charges for the base policy. The percentage is shown on the Policy Data Page. This will be deducted from the policy's cash value on each Monthly Deduction Day beginning on the policy anniversary on which the insured is age 90, and continuing until the policy anniversary on which the insured is age 100. If the policy is still in effect when the insured reaches age 100, the assets of the Separate Account will be transferred to a cash management Investment Division. Thereafter, transfers can only be made between this Investment Division and the Fixed Account. All other riders attached to this policy will end.

     You can cancel this rider by sending us a signed written notice. This rider will end on the next Monthly Deduction Day following receipt of your request.

     -- LIVING BENEFITS RIDER

     You can elect to receive an accelerated death benefit of 25%, 50%, 75% or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:

  -------------------------------------------------------
                     CALCULATION STEPS
  -------------------------------------------------------
  STEP 1
  Eligible Proceeds X Elected percentage
  -------------------------------------------------------
  STEP 2
  Result of Step 1 X Interest factor (varies)
  -------------------------------------------------------
  STEP 3
  Result of Step 1 - Result of Step 2
  -------------------------------------------------------
  STEP 4
  Result of Step 3 - Unpaid loan - Administrative Fee
  -------------------------------------------------------

     If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

     Minimum accelerated benefit amount: $25,000

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies' policies).

     When we make a payment under this rider we will reduce your policy's face amount, Surrender Charge Premium, rider death benefits, monthly deductions, cash value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of up to $150 at the time you exercise the rider.

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider generally will be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer or employee or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

     -- MONTHLY DEDUCTION WAIVER

     You must provide proof that the insured has been totally disabled for at least 6 consecutive months before we will waive any monthly deduction charges. We will waive the monthly deduction charges as long as the disability continues. From time to time we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof.

     In addition, the following special rules apply:

     -- If the total disability begins on or before the policy anniversary on which the insured is age 60 and continues to the policy anniversary on which the insured is age 65, we will waive the monthly deduction charges under this policy for the remainder of the time that the policy is in effect. We will not require any further proof of disability.

     -- If the total disability begins after the policy anniversary on which the insured is age 60 but before age 65, we will waive the monthly deduction charges, as long as the disability continues, the policy anniversary on which the insured is age 65.

     This rider will end on the policy anniversary on which the insured is age
65. Thus, we will not waive the monthly deduction charges for any disability which begins on or after the policy anniversary on which the insured is age 65.

     In the event of the total disability (as defined in the rider), we will waive the following deductions from cash value on each Monthly Deduction Day:

        -- the monthly cost of insurance for the base policy;

        -- the monthly cost of riders, if any;

        -- the monthly Policy charge;

        -- the monthly Separate Account administrative charge, if any; and

        -- the monthly mortality and expense risk charge (Series 2 only).

     -- SPOUSE'S PAID-UP INSURANCE OPTION

     The maximum face amount of the spouse's new paid-up whole life policy is the lesser of:

        -- The maximum amount of the Policy Proceeds payable under this policy
           (not including any benefit payable under the Accidental Death Benefit Rider, and before any unpaid loan is deducted); or

        -- $5,000,000.

     If the insured's spouse dies at the same time as the insured or within 90 days after the insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider minus the premium payment that would have been required for that insurance.

     If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The owner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.

     -- TERM INSURANCE ON OTHER COVERED INSURED ("OCI") RIDER

     The minimum amount of term insurance that you can apply for under this rider is $25,000. The term insurance under this rider will end when the Primary Insured dies. However, provided the rider is in effect and you are not the Primary Insured under the policy, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the Primary Insured's death. The term insurance under this rider also will end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 100.

     Assuming the policy had OCI coverage on the primary insured, the cost of insurance rates for OCI coverage will be higher beginning at the primary insured's age 80 policy anniversary.

     We refer to any person, including the primary insured, who is covered under this rider as an "Other Covered Insured."

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

     -- DOLLAR COST AVERAGING

     The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

     -- the dollar amount you want to have transferred (minimum transfer: $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Divisions and/or Fixed Account you want to transfer money to;

     -- the date on which you would like the transfers to be made, within limits; and

     -- how often you would like to the transfers made: monthly, quarterly, semiannually or annually.

     You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.

     We will make Dollar Cost Averaging transfers on the date you specify, or on the next business day. You can specify any day of the month with the exception of the 29th, 30th or 31st of the month. We will not process a Dollar Cost Averaging transfer unless we have received a written request at the Variable Products Service Center ("VPSC") at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than 5 business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     The minimum cash value required to elect this option is $2500. We will suspend this feature automatically if the cash value is less than $2000 on a transfer date. Once the cash value equals or exceeds this amount, the Dollar Cost Averaging transfers will resume automatically as last requested.

     You may cancel the Dollar Cost Averaging feature at any time by written request. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

     -- AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Divisions' investment results would cause this balance to shift. If you elect to have the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. You can specify any day of the month other than the 29th, 30th and 31st. The minimum cash value you must have allocated to the Separate Account is $2500. We will suspend this feature automatically if the cash value is less than $2000 on a reallocation date. Once the cash value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount which you must allocate among the Investment Divisions for this feature.

     We will make all Automatic Asset Reallocation transfers on the date you specify or on the next business day. We will not process Automatic Asset Reallocation transfers unless we have received a written request at the VPSC at:
Madison Square Station, P.O. Box 922, New York, NY 10159. NYLIAC must receive the request in writing no later than five business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than 5 business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You can cancel the Automatic Asset Reallocation feature at any time by written request. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

     -- INTEREST SWEEP

     We will begin to make interest sweep transfers if the amount in the Fixed Account is at least $2500. You can specify any date that you want to make these automatic transfers, with the exception of the 29th, 30th or 31st of the month. We will not process an interest sweep transfer unless we have received a written request at the VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You cannot choose the interest sweep feature if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the interest sweep feature and you want to allocate your charges, you must allocate your expenses to the MainStay VP Cash Management Investment Division.

     You can request interest sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation feature. If an interest sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the interest sweep transfer first.

     If an interest sweep transfer would cause more than the greater of: (i) $5000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the interest sweep feature. If the amount you have in the Fixed Account is less than $2000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the interest sweep feature will resume automatically as scheduled. You can cancel the interest sweep feature at any time by written request.

     If the amount you have in the Fixed Account is less than $2000, we will suspend this feature automatically. Once the amount you have in the Fixed Account equals or exceeds this amount, the Interest Sweep feature will resume automatically as scheduled. You can cancel the Interest Sweep feature at any time.

EXAMPLES OF IRC SECTION 7702 ON LIFE INSURANCE BENEFITS

     Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how the choice of the GPT or CVAT can impact the Life Insurance Benefit.

     The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

                                    EXAMPLES
             (Effect of IRC Section 7702 on Life Insurance Benefit)

                        LIFE INSURANCE BENEFIT OPTION 1


EXAMPLE 1:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Guideline Premium Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Cash Value............  $   40,000  $   50,000
(3) IRC Section 7702
    Percentage on Date of
    Death.................        215%        215%
(4) Cash Value multiplied
    by 7702 Percentage....  $   86,000  $  107,500
(5) Death Benefit =
    Greater of (1) and
    (4)...................  $  100,000  $  107,500

EXAMPLE 2:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Cash Value............  $   25,000  $   40,000
(3) IRC Section 7702
    Percentage on Date of
    Death.................        353%        353%
(4) Cash Value multiplied
    by 7702 Percentage....  $   88,250  $  141,200
(5) Death Benefit =
    Greater of (1) and
    (4)...................  $  100,000  $  141,200

                        LIFE INSURANCE BENEFIT OPTION 2

EXAMPLE 1:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Guideline Premium Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Cash Value............  $   40,000  $   90,000
(3) IRC Section 7702
    Percentage on Date of
    Death.................        215%        215%
(4) Cash Value multiplied
    by 7702 Percentage....  $   86,000  $  193,500
(5) Death Benefit =
    Greater of (1) + (2)
    and (4)...............  $  140,000  $  193,500

EXAMPLE 2:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Cash Value............  $   25,000  $   40,000
(3) IRC Section 7702
    Percentage on Date of
    Death.................        353%        353%
(4) Cash Value multiplied
    by 7702 Percentage....  $   88,250  $  141,200
(5) Death Benefit =
    Greater of (1) + (2)
    and (4)...............  $  125,000  $  141,200

                        LIFE INSURANCE BENEFIT OPTION 3
  (FOR SERIES 2)

EXAMPLE 1:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Guideline Premium Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Adjusted Total
    Premium...............  $   25,000  $   25,000
(3) Cash Value............  $   50,000  $   75,000
(4) IRC Section 7702
    Percentage on Date of
    Death.................        215%        215%
(5) Cash Value multiplied
    by 7702 Percentage....  $  107,500  $  161,250
(6) Death Benefit =
    Greater of (1) + (2)
    and (5)...............  $  125,000  $  161,250

EXAMPLE 2:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Adjusted Total
    Premium...............  $   20,000  $   20,000
(3) Cash Value............  $   30,000  $   40,000
(4) IRC Section 7702
    Percentage on Date of
    Death.................        353%        353%
(5) Cash Value multiplied
    by 7702 Percentage....  $  105,900  $  141,200
(6) Death Benefit =
    Greater of (1) + (2)
    and (5)...............  $  120,000  $  141,200


ADDITIONAL INFORMATION ABOUT CHANGING OPTIONS

     You can change the option you choose for your Life Insurance Benefit. The following Examples demonstrate the impact this change can have on your Life Insurance Benefit.
                                    EXAMPLE

 CHANGE FROM OPTION 1 TO OPTION 2

 Cash Value                                                          $  200,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $  800,000
   ($1,000,000 - $200,000)

 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,000,000

 CHANGE FROM OPTION 2 TO OPTION 1

 Cash Value                                                          $  150,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $1,150,000
   ($1,000,000 + $150,000)

 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,150,000

 CHANGE FROM OPTION 3 TO OPTION 1 (FOR SERIES 2 ONLY)

 Adjusted Total Premium                                                $100,000

 Cash Value                                                            $150,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change
   (1,000,000 + 100,000)                                             $1,100,000

 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,100,000

 CHANGE FROM OPTION 3 TO OPTION 2 (FOR SERIES 2 ONLY)

 Cash Value is greater than Adjusted Total Premium

 Adjusted Total Premium                                                $100,000

 Cash Value                                                            $200,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change
   (1,000,000 - 100,000)                                               $900,000

 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,100,000

 CHANGE FROM OPTION 3 TO OPTION 2 (FOR SERIES 2 ONLY)

 Cash Value is less than Adjusted Total Premium

 Adjusted Total Premium                                                $250,000

 Cash Value                                                            $200,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change
   (1,000,000 + 50,000)                                              $1,050,000

 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,250,000

                           SALES AND OTHER AGREEMENTS

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the NASD as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, NJ 07054-1057. It does not receive a fee for this service.

     The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors differ, based upon a choice of the following three compensation options:

     (1) Level commission payments during the first five Policy Years, which will not exceed 20% of the premiums paid up to a policy's commission target premium, plus 3.0% of premiums paid in excess of such amount. In addition, a 0.25% asset-based trail compensation is paid between the sixth and fifteenth Policy Years. A 0.20% asset-based trail compensation is paid in Policy Year sixteen and in subsequent years. The "commission target premium" is the calculation of the maximum commission payable based on the policyholder's age at the inception of the policy, gender, smoker or nonsmoker designation, and the face amount of the policy.

     (2) Commissions paid during the first Policy Year will not exceed 50% of the premiums paid up to a policy's commission target premium (not to exceed 20% in the second Policy Year and 10% in the third Policy Year), plus 3.0% of premiums paid in excess of such amount. In addition, asset-based trail compensation of 0.25% per year is paid between the fourth and fifteenth Policy Year. A 0.20% asset-based trail compensation is paid in Policy Year sixteen and in subsequent years.

     (3) Commissions paid during the first Policy Year will not exceed 50% of the premiums paid up to a policy's commission target premium, plus 3.0% of premiums paid in excess of such amount.

     Commissions in excess of the percentage payable on renewal premiums are available for premiums paid in connection with most increases in a policy's face amount. Registered representatives who meet certain productivity standards and/or participate in certain programs may receive additional compensation. From time to time, NYLIFE Distributors may enter into a special arrangement with a broker-dealer in connection with the sale of policies. Purchasers of these policies are informed prior to purchase of any applicable special arrangement.

     The total commissions paid during the fiscal years dated 2002, 2001 and 2000 were $7,245,124, $7,830,933 and $1,894,220, respectively. NYLIFE
Distributors did not retain any of these fees.

     NYLIAC provides certain services to you in connection with the investment of premium payments in the Investment Divisions which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive compensation from the Funds, or from the Funds' investment advisers or service providers (who may be affiliates of NYLIAC), in return for these services. Currently, we receive compensation under various arrangements in amounts ranging from 0.10% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.

     The policies are sold and premium payments are accepted on a continuous basis.

                             UNDERWRITING A POLICY

     The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations are:
(i) the insured's age; (ii) the insured's health history; (iii) whether the insured smokes or not; and (iv) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

     In the case where a policy's face amount of coverage is increased, premiums and cash values are allocated among the original and the incremental contracts based upon their relative Surrender Charges. For monthly deductions, cash values are allocated based on the earliest layer(s) of coverage first.

     The following examples reflect how charges can impact a policy. There is an example for Series 1 and Series 2.

                      ADDITIONAL INFORMATION ABOUT CHARGES
                             EXAMPLE (FOR SERIES 1)

     This example is based on the illustration shown in Appendix A. It assumes a male insured, issue age 35, a surrender charge premium of $3,830, an initial face amount of $250,000, and a selection of life insurance benefit option 1 by the policyowner. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 4.59% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.

PREMIUM(1)                                    $3,000.00         You choose the amount of premium you intend to
  Less sales expense charge(2)                    82.50         pay and the frequency with which you intend to
  Less state tax charge (2%)                      60.00         make these payments. We call this your planned
  Less Federal tax charge (1.25%)                 37.50         premium. Any additional premium payments you
        (if applicable)                                         make are called unplanned premiums.
------------------------------------------
NET PREMIUM                                   $2,820.00         We allocate your net premium to the Investment
  Plus net investment performance (earned                       Divisions and/or the Fixed Account based on your
       from the Investment Divisions                            instructions.
       and/or the Fixed Account) (varies
       daily)                                    115.16
                                                    360.00
  Less total annual monthly contract
        charge(3)
  Less total annual monthly cost of                 213.04
       insurance charge (varies monthly)
  Less total annual Separate Account
       administrative charge (based on
       amount of cash value allocated to
       the Separate Account)(4)                       5.22
  Less total annual monthly cost of
       riders(5)                                      0.00
------------------------------------------
CASH VALUE                                    $2,356.90         Cash value may be used to determine the amount
  Less surrender charge(6)                                      of your Life Insurance Benefit as well as the
        (if applicable)                        1,500.00         cash surrender value of your policy.

                                                                We may assess a surrender charge when you make a
                                                                face amount decrease, partial withdrawal or full
                                                                surrender in the first fifteen Policy Years or
                                                                within fifteen years after you increase the face
                                                                amount.
------------------------------------------
CASH SURRENDER VALUE                          $  856.90         The amount of loans, withdrawals and surrenders
  (as of the end of the first Policy Year)                      you can make is based on your policy's cash
                                                                surrender value. Your policy will terminate if
                                                                your cash surrender value is insufficient to pay
                                                                your policy's monthly charges.

------------
(1) This example assumes you pay an annual planned premium of $3,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments.
(2) For details about how we calculate the sales expense charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.
(3) We currently deduct a monthly contract charge of $30 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $10 per month.
(4) For details about how we calculate the Separate Account administrative charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.
(5) This example assumes you have not chosen any riders.
(6) If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, you should refer to the Table of Fees and Expenses in the prospectus.

                             EXAMPLE (FOR SERIES 2)

     This example is based on the illustration shown in Appendix A. It assumes a male insured, issue age 35, a surrender charge premium of $1,485, an initial face amount of $250,000, and a selection of life insurance benefit option 1 by the policyowner. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.12% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.

PREMIUM(1)                                    $3,000.00         You choose the amount of premium you intend to
  Less sales expense charge(2)                    82.50         pay and the frequency with which you intend to
  Less state tax charge (2%)                      60.00         make these payments. We call this your planned
  Less Federal tax charge (1.25%)                 37.50         premium. Any additional premium payments you
        (if applicable)                                         make are called unplanned premiums.
------------------------------------------
NET PREMIUM                                   $2,820.00         We allocate your net premium to the Investment
  Plus net investment performance (earned                       Divisions and/or the Fixed Account based on your
       from the Investment Divisions                            instructions.
       and/or the Fixed Account) (varies
       daily)                                    128.10
  Less total annual monthly contract                360.00
        charge(3)
  Less total annual monthly cost of                 213.04
       insurance charge (varies monthly)
  Less total annual Separate Account
       administrative charge (based on
       amount of cash value allocated to
       the Separate Account)(4)
  Less total annual monthly cost of                   5.22
       riders(5)
                                                      0.00
  Less total annual Mortality and Expense
       Risk Charge (based on cash value
       allocated to the Separate Account)
                                                  13.05
------------------------------------------
CASH VALUE                                    $2,356.79         Cash value may be used to determine the amount
  Less surrender charge(6)                                      of your Life Insurance Benefit as well as the
        (if applicable)                        1,320.00         cash surrender value of your policy.

                                                                We may assess a surrender charge when you make a
                                                                face amount decrease, partial withdrawal or full
                                                                surrender in the first fifteen Policy Years or
                                                                within fifteen years after you increase the face
                                                                amount.
------------------------------------------
CASH SURRENDER VALUE                          $1,036.79         The amount of loans, withdrawals and surrenders
  (as of the end of the first Policy Year)                      you can make is based on your policy's cash
                                                                surrender value. Your policy will terminate if
                                                                your cash surrender value is insufficient to pay
                                                                your policy's monthly charges.

------------
(1) This example assumes you pay an annual planned premium of $3,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments.
(2) For details about how we calculate the sales expense charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.
(3) We currently deduct a monthly contract charge of $30 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $10 per month.
(4) For details about how we calculate the Separate Account administrative charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.
(5) This example assumes you have not chosen any riders.
(6) If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, you should refer to the Table of Fees and Expenses in the prospectus.

     The following is additional information about certain specific charges that can be associated with your policy.

                            DEDUCTIONS FROM PREMIUMS

SALES EXPENSE CHARGE

     We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the mortality and expense risk charge, the charge for cost of insurance protection or the Separate Account administrative charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Surrender Charge Premium for your policy.

SURRENDER CHARGE PREMIUM

     When your policy is issued, we determine the initial Surrender Charge Premium for your policy. Your Surrender Charge Premium is based on the specific age, sex and underwriting class of the insured and the base policy amount. We use the Surrender Charge Premium for the purpose of calculating the sales expense charge and the surrender charge. An increase in your Surrender Charge Premium generally will increase these charges. You can find your initial Surrender Charge Premium on the Policy Data Page. If you increase the face amount of your base policy, we will increase your Surrender Charge premium to reflect the amount of increase and the insured's attained age on the most recent policy anniversary. If you decrease the face amount of your base policy, we will correspondingly decrease your Surrender Charge Premium, starting with the portion of your Surrender Charge Premium attributable to the most recent increase.

STATE TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders ranging from 0% to 3.5% of premium payments. We deduct a charge of 2% of all premiums we receive to cover these state taxes. This charge may not reflect the actual tax charged in your state. We may increase the amount we deduct as a state tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE

     NYLIAC's Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

CHARGES FOR TAXES

     We impose a Federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under IRC Section 848 in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's Federal income taxes attributable to the Fixed Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

                              TRANSACTION CHARGES

SURRENDER CHARGES

     -- Charges in Policy Years 1-15 (Series 1 only)--The Surrender Charge we deduct is the lesser of 1 or 2:

        1. 50% of the total premiums you have paid under the policy; or

        2. A percentage of the Surrender Charge Premium (as shown in the table below for the applicable Policy Year). The Surrender Charge Premium is shown on your Policy Data Page. The Surrender Charge we deduct if you surrender your policy or increase or decrease the face amount of your policy is described below.

                                             PERCENTAGE
                        POLICY YEAR           APPLIED
                        -----------       ----------------
                            1-3                 100%
                              4                  93%
                              5                  86%
                              6                  79%
                              7                  72%
                              8                  65%
                              9                  58%
                             10                  51%
                             11                  44%
                             12                  37%
                             13                  30%
                             14                  23%
                             15                  15%
                             16+                  0%

     Example: Assume that a policyowner (a) has a policy with a Surrender Charge
              Premium of $1495.00, (b) has paid $3500.00 of premiums under the policy, (c) has not increased the face amount of the policy, and
              (d) surrenders the policy in the third Policy Year. The surrender charge for the policy would be the lesser of (i) 100% of the Surrender Charge Premium ($1495.00) or (ii) 50% of the total premiums paid ($1750.00). In this case, the surrender charge would be $1495.00.

     -- Charges in Policy Years 1-15 (Series 2 only)--The Surrender Charge we deduct is the lesser of 1 or 2:

        1. 50% of (a-b) where

          (a) = Total premiums paid

          (b) = Cumulative monthly contract charges actually incurred for the first 3 Policy Years. The amount will never be greater than $372 in Year 1, $504 in Year 2, and $636 thereafter. (This represents a $31 monthly contract charge in Year 1, an additional $11 per month in Year 2, and an additional $11 per month thereafter). Component (b) of the Surrender Charge formula applies only when calculating the Surrender Charge on the original face amount).

        2. A percentage (which changes by duration) of the Surrender Charge Premium shown in the table below.

                                             PERCENTAGE
                        POLICY YEAR           APPLIED
                        -----------       ----------------
                            1-4                 100%
                              4                  93%
                              5                  86%
                              6                  79%
                              7                  72%
                              8                  65%
                              9                  58%
                             10                  51%
                             11                  44%
                             12                  37%
                             13                  29%
                             14                  19%
                             15                   9%
                            16+                   0%

     Example: Assume that a policyowner (a) has a policy with a Surrender Charge
              Premium of $1495.00, (b) has paid $3500.00 of premiums under the policy, (c) has not increased the face amount of the policy, and
              (d) surrenders the policy at the end of the third Policy Year. The surrender charge for the policy would be the lesser or (i) 100% of the Surrender Charge Premium ($1495.00) or (ii) 50% of (Total premiums paid less Cumulative monthly contract charges). Fifty percent of ($3500.00 -- $600.00) equals $1450.00. In this case, the surrender charge would be $1450.00.

     -- Additional Contract Charge on a Surrender or Lapse in the First Policy
        Year--If you surrender your policy during the first Policy Year, we will deduct an additional contract charge when you surrender your policy. This charge also will apply if the policy lapses during the first Policy Year and is reinstated subsequently. This additional charge equals the difference between a and b multiplied by c where:

        a = the monthly contract charge for the first Policy Year;

        b = the monthly charge for subsequent Policy Years; and

        c = the number of Monthly Deduction Days which fall during the first
            Policy Year, between the day you surrender your policy (or the date your policy lapsed) and the first anniversary of your Policy Date (or the date of reinstatement).

     This charge will not exceed $341.

     -- Surrender Charges after Face Amount Increases--If you increase your policy's face amount (other than the increase that results from a change in your Life Insurance Benefit Option), we will apply a new Surrender Charge schedule to the amount of the increase in the face amount. This schedule will start on the day we process your request. The Surrender Charge Premium we use under this schedule will be based on the insured's age on the most recent policy anniversary at the time of the increase. The original Surrender Charge schedule will continue to apply to the original face amount of your policy. If you have made multiple increases to the face amount of your policy, and later decide to decrease the face amount of your policy or surrender it, we will calculate the surrender charge in the following order:

        (1) based on the Surrender charge associated with the last increase in face amount;

        (2) based on each prior increase, in the reverse order in which the increases occurred; and

        (3) based on the initial face amount.

     -- Surrender Charges on Face Amount Decreases--If you decrease the face amount of your policy, we will deduct a Surrender Charge, if applicable. This charge will equal the difference between the Surrender Charge that we would have charged if you had surrendered your entire policy before the decrease and the Surrender Charge that we would charge had you surrendered your entire policy after the decrease. We will not impose a Surrender Charge on a decrease or termination of any rider.

                                              EXAMPLE:
                            --------------------------------------------
                            Face Amount prior to Decrease:     $500,000
                            Amount of Decrease:                $100,000
                            ------------------------           --------
                            Face Amount after Decrease:        $400,000
                            Surrender Charge on Face Amount
                              prior to Decrease ($500,000)     $  1,280
                            Less Surrender Charge on Face
                              Amount after Decrease
                              ($400,000)                       $  1,030
                            ---------------------------------  --------
                            Surrender Charge Deducted          $    250

     -- Partial Withdrawal Fee and Surrender Charge--If you make a partial withdrawal we will deduct a processing fee of $25 and, if the partial withdrawal results in a decrease to your policy's face amount, we will deduct a surrender charge (as described above).

     -- Transfer Charge--We may impose a charge of $30 per transfer for each transfer after the first twelve in any Policy Year.

                           DEDUCTIONS FROM CASH VALUE

CHARGE FOR COST OF INSURANCE PROTECTION

     The cost of insurance charge is calculated by adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate which applies to the insured at that time and multiplying the result by the net amount at risk on the Monthly Deduction Day. The net amount at risk is based on the difference between the current Life Insurance Benefit of your policy and the policy's cash value. Your cost of insurance charge will vary from month to month depending on the changes in the net amount at risk as well as the cost of insurance rate. We calculate the cost of insurance separately for the initial face amount. If you request and we approve an increase in your policy's face amount, then a different rate class (and therefore cost of insurance charge) may apply to the increase, based on the insured's age and circumstances at the time of the increase.

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

     On each Monthly Deduction Day, we deduct a Separate Account Administrative Charge based on the cash value allocated to the Separate Account as of that Monthly Deduction Day to cover the cost of providing administrative policy services. We guarantee that this charge never will be more than, on an annual basis, 0.20% of the cash value in the Separate Account.

GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE

     If you elect this optional benefit, we will charge you an amount equal to $.01 per $1000 multiplied by the sum of your policy's face amount and the face or benefit amounts of any riders. In addition to this charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy Data Page.

LIFE EXTENSION BENEFIT RIDER CHARGE (SERIES 2 ONLY)

     If you elect this optional benefit, we will deduct a charge on each Monthly Deduction Day beginning on the policy anniversary on which the insured is age
90. We calculate this charge as a percentage of the cost of insurance charge for the base policy.

                      DEDUCTIONS FROM THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. On each Monthly Deduction Day for Series 2, and daily for Series 1, we deduct a Mortality and Expense Risk charge. We may use any profit derived from the charge for any lawful purpose, including any distribution expenses not covered by the sales expense charge.

     The current deduction for this charge for Series 1 is equal to an annual rate of 0.50% of each Investment Division's average daily net asset value. Currently, for Series 2 we deduct on a monthly basis a mortality and expense risk charge that is equal to an annual rate of 0.50% of the cash value allocated to the Separate Account. While we may change the mortality and expense risk charge that we deduct, we guarantee that this charge never will be more than an annual rate of 0.80% of each Investment Division's average daily net asset value for Series 1, and 0.80% of the cash value allocated to the Separate Account for Series 2.

                                     LOANS

     You can borrow up to 90% of the Cash Surrender Value of your policy. Assuming that you have not reached this maximum, you may obtain additional loans during the life of your policy.

                            SURRENDER OF YOUR POLICY

     Cash Surrender Value is significant for 2 reasons:

     -- LOANS AND PARTIAL WITHDRAWALS: You can take loans and partial withdrawals from your policy based on the amount of the policy's Cash Surrender Value.

     -- KEEPING YOUR POLICY IN EFFECT: Your policy may lapse without value if the Cash Surrender Value is insufficient to cover charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

                         ABOUT THE FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The Separate Account statement of assets and liabilities as of December 31, 2002 and the statement of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS

            GROUP 1 POLICIES:                Variable Universal Life
                                             Survivorship Variable Universal
                                             Life - Series 1

            GROUP 2 POLICIES:                Variable Universal Life 2000 - Series 1
                                             Single Premium Variable Universal
                                             Life - Series 1

            GROUP 3 POLICIES:                Pinnacle Variable Universal Life
                                             Pinnacle Survivorship Variable Universal
                                             Life

            GROUP 4 POLICIES:                Variable Universal Life 2000 - Series 2
                                             Survivorship Variable Universal
                                             Life - Series 2
                                             Single Premium Variable Universal
                                             Life - Series 2

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2002


                                                                            MAINSTAY VP      MAINSTAY VP
                                                           MAINSTAY VP        CAPITAL            CASH
                                                               BOND         APPRECIATION      MANAGEMENT
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $ 21,595,075     $162,480,499     $ 43,929,409

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................         28,433          251,112           57,104
    Administrative charges..............................          3,399           35,282            6,562
                                                           ------------     ------------     ------------
      Total net assets..................................   $ 21,563,243     $162,194,105     $ 43,865,743
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $ 13,958,100     $131,203,866     $ 25,472,806
    Group 2 Policies....................................      6,998,537       30,458,042       13,871,417
    Group 3 Policies....................................         54,636           89,068        3,049,836
    Group 4 Policies....................................        551,970          443,129        1,471,684
    Net assets retained in the Separate Accounts by
      New York Life Insurance and Annuity Corporation...             --               --               --
                                                           ------------     ------------     ------------
      Total net assets..................................   $ 21,563,243     $162,194,105     $ 43,865,743
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $      17.59     $      15.03     $       1.40
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $      12.96     $       5.66     $       1.11
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $      10.99     $       7.12     $       1.03
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $      10.72     $       7.99     $       1.01
                                                           ============     ============     ============
Identified Cost of Investment...........................   $ 20,953,714     $223,949,760     $ 43,929,487
                                                           ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


                      MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
     CONVERTIBLE         INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    --------------------------------------------------------------------------------------------------------------------
     $ 17,399,938     $ 10,011,027     $ 19,794,865     $ 64,926,181     $ 42,130,300     $137,432,088     $  7,636,338

           23,206           13,290           26,197           96,494           58,377          208,069           11,465
            1,789            1,623            3,257           12,394            7,753           26,982            1,562
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $ 17,374,943     $  9,996,114     $ 19,765,411     $ 64,817,293     $ 42,064,170     $137,197,037     $  7,623,311
     ============     ============     ============     ============     ============     ============     ============
     $  7,003,252     $  2,400,994     $ 13,456,324     $ 46,902,407     $ 30,982,983     $ 99,916,046     $  5,894,498
        9,941,854        2,953,522        5,588,576       17,350,578        9,958,728       35,381,966        1,669,527
           93,978               --           89,728          134,873          271,137            8,986               --
          335,859          458,090          630,783          429,435          851,322        1,890,039           59,286
               --        4,183,508               --               --               --               --               --
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $ 17,374,943     $  9,996,114     $ 19,765,411     $ 64,817,293     $ 42,064,170     $137,197,037     $  7,623,311
     ============     ============     ============     ============     ============     ============     ============
     $      14.48     $       8.37     $      16.98     $      19.53     $      16.13     $      21.42     $      12.51
     ============     ============     ============     ============     ============     ============     ============
     $      10.14     $       8.39     $      13.01     $       7.33     $      10.28     $       7.00     $       7.67
     ============     ============     ============     ============     ============     ============     ============
     $       9.46     $         --     $      10.88     $       7.31     $      10.27     $       7.85     $         --
     ============     ============     ============     ============     ============     ============     ============
     $       9.55     $       8.41     $      10.67     $       8.36     $       9.79     $       8.54     $       9.20
     ============     ============     ============     ============     ============     ============     ============
     $ 20,492,043     $ 11,511,601     $ 19,262,275     $104,791,633     $ 54,074,377     $172,207,093     $  7,722,132
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002


                                                           MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                             MID CAP          MID CAP         SMALL CAP
                                                               CORE            GROWTH           GROWTH
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $  5,359,776     $  5,026,480     $  6,138,451

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................          8,005            6,931            8,849
    Administrative charges..............................          1,205              945            1,177
                                                           ------------     ------------     ------------
      Total net assets..................................   $  5,350,566     $  5,018,604     $  6,128,425
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $    568,848     $    453,024     $  1,000,066
    Group 2 Policies....................................        652,581        1,074,178        1,442,305
    Group 3 Policies....................................             --               --               --
    Group 4 Policies....................................         73,269          256,426          209,478
    Net assets retained in the Separate Accounts by
      New York Life Insurance and Annuity Corporation...      4,055,868        3,234,976        3,476,576
                                                           ------------     ------------     ------------
      Total net assets..................................   $  5,350,566     $  5,018,604     $  6,128,425
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $       8.11     $       6.47     $       6.95
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $       8.19     $       6.72     $       7.12
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $         --     $         --     $         --
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $       8.58     $       7.50     $       8.17
                                                           ============     ============     ============
Identified Cost of Investment...........................   $  6,387,123     $  7,186,658     $  7,925,790
                                                           ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                     MAINSTAY VP                     MAINSTAY VP
                                      AMERICAN       MAINSTAY VP     EAGLE ASSET        ALGER           ALGER
     MAINSTAY VP                       CENTURY      DREYFUS LARGE    MANAGEMENT       AMERICAN         AMERICAN
        TOTAL        MAINSTAY VP      INCOME &         COMPANY         GROWTH         LEVERAGED         SMALL
       RETURN           VALUE          GROWTH           VALUE          EQUITY          ALL CAP      CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------
    $ 44,968,329    $ 41,431,645    $  2,800,005    $  3,177,252    $ 10,311,000    $      6,198     $ 15,050,296

          67,271          60,980           3,734           4,164          13,889              --           21,335
           9,509           8,302             189             187             610              --            2,289
    ------------    ------------    ------------    ------------    ------------    ------------     ------------
    $ 44,891,549    $ 41,362,363    $  2,796,082    $  3,172,901    $ 10,296,501    $      6,198     $ 15,026,672
    ============    ============    ============    ============    ============    ============     ============
    $ 36,510,349    $ 31,545,200    $    711,056    $    724,658    $  2,214,007    $         --     $  8,883,204
       8,018,636       8,834,891       2,008,094       2,364,127       7,827,341              --        6,026,802
             684         274,137           9,340           9,888          96,145           6,198           50,864
         361,880         708,135          67,592          74,228         159,008              --           65,802
              --              --              --              --              --              --               --
    ------------    ------------    ------------    ------------    ------------    ------------     ------------
    $ 44,891,549    $ 41,362,363    $  2,796,082    $  3,172,901    $ 10,296,501    $      6,198     $ 15,026,672
    ============    ============    ============    ============    ============    ============     ============
    $      16.48    $      15.64    $       6.82    $       7.52    $       5.47    $         --     $       6.47
    ============    ============    ============    ============    ============    ============     ============
    $       8.03    $       9.32    $       7.08    $       8.00    $       7.39    $         --     $       4.87
    ============    ============    ============    ============    ============    ============     ============
    $       8.55    $       7.94    $       8.18    $       8.26    $       7.26    $       8.85     $       7.60
    ============    ============    ============    ============    ============    ============     ============
    $       9.06    $       8.10    $       8.66    $       8.31    $       8.23    $         --     $       8.27
    ============    ============    ============    ============    ============    ============     ============
    $ 57,879,855    $ 52,998,529    $  3,490,069    $  3,987,118    $ 14,560,189    $      6,836     $ 18,594,625
    ============    ============    ============    ============    ============    ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002

                                                              AMERICAN           AMERICAN
                                                             CENTURY VP         CENTURY VP          CALVERT
                                                           INTERNATIONAL          VALUE              SOCIAL
                                                             (CLASS II)         (CLASS II)          BALANCED
                                                          ------------------------------------------------------
ASSETS:
  Investment at net asset value.........................    $        124       $        467       $  2,619,492

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................              --                 --              3,567
    Administrative charges..............................              --                 --                303
                                                            ------------       ------------       ------------
      Total net assets..................................    $        124       $        467       $  2,615,622
                                                            ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................    $         --       $         --       $  1,177,577
    Group 2 Policies....................................              --                 --          1,379,139
    Group 3 Policies....................................             124                467                 --
    Group 4 Policies....................................              --                 --             58,906
                                                            ------------       ------------       ------------
      Total net assets..................................    $        124       $        467       $  2,615,622
                                                            ============       ============       ============
    Group 1 variable accumulation unit value............    $         --       $         --       $      11.85
                                                            ============       ============       ============
    Group 2 variable accumulation unit value............    $         --       $         --       $       8.36
                                                            ============       ============       ============
    Group 3 variable accumulation unit value............    $       9.63       $       9.84       $         --
                                                            ============       ============       ============
    Group 4 variable accumulation unit value............    $         --       $         --       $       9.31
                                                            ============       ============       ============
Identified Cost of Investment...........................    $        128       $        484       $  3,269,258
                                                            ============       ============       ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                       FIDELITY
       DREYFUS IP          FIDELITY           FIDELITY           FIDELITY           FIDELITY             VIP
       TECHNOLOGY            VIP                VIP                VIP                VIP             INVESTMENT
         GROWTH         CONTRAFUND(R)      EQUITY-INCOME          GROWTH           INDEX 500          GRADE BOND
    (INITIAL SHARES)   (INITIAL CLASS)    (INITIAL CLASS)    (INITIAL CLASS)    (INITIAL CLASS)    (INITIAL CLASS)
    ---------------------------------------------------------------------------------------------------------------
      $    963,375       $ 64,140,773       $ 24,127,932       $    100,882       $     86,964       $     51,394

             1,111             92,995             35,364                 --                 --                 --
                69             11,334              4,276                 --                 --                 --
      ------------       ------------       ------------       ------------       ------------       ------------
      $    962,195       $ 64,036,444       $ 24,088,292       $    100,882       $     86,964       $     51,394
      ============       ============       ============       ============       ============       ============
      $    320,029       $ 43,636,706       $ 16,080,722       $         --       $         --       $         --
           550,235         19,700,426          7,626,232                 --                 --                 --
            23,531            176,626             47,456            100,882             86,964             51,394
            68,400            522,686            333,882                 --                 --                 --
      ------------       ------------       ------------       ------------       ------------       ------------
      $    962,195       $ 64,036,444       $ 24,088,292       $    100,882       $     86,964       $     51,394
      ============       ============       ============       ============       ============       ============
      $       5.88       $      14.84       $      12.95       $         --       $         --       $         --
      ============       ============       ============       ============       ============       ============
      $       6.08       $       8.67       $       8.92       $         --       $         --       $         --
      ============       ============       ============       ============       ============       ============
      $       7.63       $       8.94       $       8.57       $       6.82       $       7.59       $      10.17
      ============       ============       ============       ============       ============       ============
      $       7.68       $       8.93       $       8.51       $         --       $         --       $         --
      ============       ============       ============       ============       ============       ============
      $  1,247,789       $ 81,079,658       $ 30,675,168       $    148,235       $    111,073       $     50,531
      ============       ============       ============       ============       ============       ============


         FIDELITY
           VIP
         MID CAP
     (INITIAL CLASS)
     ----------------
       $    392,516
                 --
                 --
       ------------
       $    392,516
       ============
       $         --
                 --
            392,516
                 --
       ------------
       $    392,516
       ============
       $         --
       ============
       $         --
       ============
       $       9.30
       ============
       $         --
       ============
       $    425,110
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2002

                                                             FIDELITY         JANUS ASPEN
                                                                VIP             SERIES          JANUS ASPEN
                                                             OVERSEAS         AGGRESSIVE          SERIES
                                                          (INITIAL CLASS)       GROWTH           BALANCED
                                                          -------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $        811      $      2,365      $ 74,411,635

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................             --                --           101,943
    Administrative charges..............................             --                --             9,417
                                                           ------------      ------------      ------------
      Total net assets..................................   $        811      $      2,365      $ 74,300,275
                                                           ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $         --      $         --      $ 36,820,991
    Group 2 Policies....................................             --                --        36,285,200
    Group 3 Policies....................................            811             2,365           109,948
    Group 4 Policies....................................             --                --         1,084,136
                                                           ------------      ------------      ------------
      Total net assets..................................   $        811      $      2,365      $ 74,300,275
                                                           ============      ============      ============
    Group 1 variable accumulation unit value............   $         --      $         --      $      17.63
                                                           ============      ============      ============
    Group 2 variable accumulation unit value............   $         --      $         --      $       9.93
                                                           ============      ============      ============
    Group 3 variable accumulation unit value............   $       7.88      $       7.70      $       9.40
                                                           ============      ============      ============
    Group 4 variable accumulation unit value............   $         --      $         --      $       9.47
                                                           ============      ============      ============
Identified Cost of Investment...........................   $      1,029      $      2,403      $ 86,165,107
                                                           ============      ============      ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                           NEUBERGER                                            VAN KAMPEN
      JANUS ASPEN                           BERMAN            T. ROWE           T. ROWE             UIF
        SERIES            MFS(R)              AMT              PRICE             PRICE           EMERGING
       WORLDWIDE         INVESTORS          MID-CAP           EQUITY           LIMITED-           MARKETS
        GROWTH         TRUST SERIES         GROWTH            INCOME           TERM BOND          EQUITY
    ---------------------------------------------------------------------------------------------------------
     $ 69,483,170      $     46,388      $      9,591      $ 11,034,866      $     85,752      $  9,443,376

           99,227                --                --            13,978                --            13,835
           10,766                --                --               880                --             1,562
     ------------      ------------      ------------      ------------      ------------      ------------
     $ 69,373,177      $     46,388      $      9,591      $ 11,020,008      $     85,752      $  9,427,979
     ============      ============      ============      ============      ============      ============
     $ 41,366,136      $         --      $         --      $  3,525,140      $         --      $  5,859,170
       27,453,920                --                --         6,920,929                --         3,494,072
          135,518            46,388             9,591           275,835            85,752               831
          417,603                --                --           298,104                --            73,906
     ------------      ------------      ------------      ------------      ------------      ------------
     $ 69,373,177      $     46,388      $      9,591      $ 11,020,008      $     85,752      $  9,427,979
     ============      ============      ============      ============      ============      ============
     $      12.45      $         --      $         --      $       9.57      $         --      $       7.40
     ============      ============      ============      ============      ============      ============
     $       6.77      $         --      $         --      $       9.65      $         --      $       7.58
     ============      ============      ============      ============      ============      ============
     $       7.63      $       7.88      $       8.14      $       8.65      $      10.09      $       8.07
     ============      ============      ============      ============      ============      ============
     $       8.19      $         --      $         --      $       8.70      $         --      $       8.30
     ============      ============      ============      ============      ============      ============
     $123,366,482      $     59,147      $     10,708      $ 12,524,059      $     85,247      $ 11,007,746
     ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2002


                                                          MAINSTAY VP      MAINSTAY VP                       MAINSTAY VP
                                         MAINSTAY VP        CAPITAL            CASH         MAINSTAY VP         EQUITY
                                             BOND         APPRECIATION      MANAGEMENT      CONVERTIBLE         INCOME
                                        ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income....................... $     911,696    $     192,994    $     636,978    $     498,589    $     101,241
 Mortality and expense risk charges....      (103,555)      (1,084,005)        (257,139)         (85,959)         (48,775)
 Administrative charges................       (12,940)        (155,360)         (31,944)          (7,025)          (6,348)
                                        -------------    -------------    -------------    -------------    -------------
     Net investment income (loss)......       795,201       (1,046,371)         347,895          405,605           46,118
                                        -------------    -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....     4,476,002      133,511,795      614,572,610        1,395,021          973,975
 Cost of investments sold..............    (4,459,993)    (151,421,389)    (614,570,383)      (1,699,043)      (1,111,347)
                                        -------------    -------------    -------------    -------------    -------------
     Net realized gain (loss) on
       investments.....................        16,009      (17,909,594)           2,227         (304,022)        (137,372)
 Realized gain distribution received...        18,759               --              356               --               --
 Change in unrealized appreciation
   (depreciation) on investments.......       757,241      (51,462,147)             (53)      (1,508,947)      (1,488,949)
                                        -------------    -------------    -------------    -------------    -------------
     Net gain (loss) on investments....       792,009      (69,371,741)           2,530       (1,812,969)      (1,626,321)
                                        -------------    -------------    -------------    -------------    -------------
       Net increase (decrease) in net
        assets resulting from
        operations..................... $   1,587,210    $ (70,418,112)   $     350,425    $  (1,407,364)   $  (1,580,203)
                                        =============    =============    =============    =============    =============

                                                                                                             MAINSTAY VP
                                                                                                               AMERICAN
                                         MAINSTAY VP      MAINSTAY VP                                          CENTURY
                                           MID CAP         SMALL CAP       MAINSTAY VP      MAINSTAY VP        INCOME &
                                            GROWTH           GROWTH        TOTAL RETURN        VALUE            GROWTH
                                        ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income....................... $          --    $          --    $   1,219,317    $     664,186    $      33,489
 Mortality and expense risk charges....       (30,519)         (33,744)        (273,844)        (250,579)         (13,657)
 Administrative charges................        (4,428)          (4,823)         (39,395)         (35,172)            (698)
                                        =============    =============    =============    =============    =============
     Net investment income (loss)......       (34,947)         (38,567)         906,078          378,435           19,134
                                        -------------    -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....       213,919          937,283        2,488,359        1,831,063          260,078
 Cost of investments sold..............      (244,584)      (1,180,089)      (2,565,259)      (2,379,284)        (364,538)
                                        -------------    -------------    -------------    -------------    -------------
     Net realized gain (loss) on
       investments.....................       (30,665)        (242,806)         (76,900)        (548,221)        (104,460)
 Realized gain distribution received...            --               --               --           67,665               --
 Change in unrealized appreciation
   (depreciation) on investments.......    (1,767,219)      (1,577,624)      (9,820,159)     (10,625,185)        (500,515)
                                        -------------    -------------    -------------    -------------    -------------
     Net gain (loss) on investments....    (1,797,884)      (1,820,430)      (9,897,059)     (11,105,741)        (604,975)
                                        -------------    -------------    -------------    -------------    -------------
       Net increase (decrease) in net
        assets resulting from
        operations..................... $  (1,832,831)   $  (1,858,997)   $  (8,990,981)   $ (10,727,306)   $    (585,841)
                                        =============    =============    =============    =============    =============

Not all investment divisions are available under all policies.

(a) For the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(c) For the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(d) For the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(e) For the period December 6, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                       MAINSTAY VP
                      MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL       MID CAP
      GOVERNMENT         EQUITY            BOND            EQUITY           EQUITY            CORE
    ---------------------------------------------------------------------------------------------------
    $     549,097    $     693,681    $   4,379,204    $   1,985,509    $     108,923    $      16,244
          (77,931)        (402,568)        (222,779)        (825,806)         (42,120)         (31,246)
           (9,975)         (53,282)         (30,455)        (110,144)          (5,850)          (4,830)
    -------------    -------------    -------------    -------------    -------------    -------------
          461,191          237,831        4,125,970        1,049,559           60,953          (19,832)
    -------------    -------------    -------------    -------------    -------------    -------------
        2,761,491        3,670,114        3,129,595      164,693,843       21,042,554          358,191
       (2,570,562)      (5,913,813)      (4,744,401)    (170,286,018)     (21,108,709)        (405,125)
    -------------    -------------    -------------    -------------    -------------    -------------
          190,929       (2,243,699)      (1,614,806)      (5,592,175)         (66,155)         (46,934)
               --               --               --          449,921               --               --
          537,329      (18,118,866)      (2,047,603)     (33,398,038)        (245,060)        (735,856)
    -------------    -------------    -------------    -------------    -------------    -------------
          728,258      (20,362,565)      (3,662,409)     (38,540,292)        (311,215)        (782,790)
    -------------    -------------    -------------    -------------    -------------    -------------
    $   1,189,449    $ (20,124,734)   $     463,561    $ (37,490,733)   $    (250,262)   $    (802,622)
    =============    =============    =============    =============    =============    =============

     MAINSTAY VP      MAINSTAY VP
       DREYFUS        EAGLE ASSET         ALGER            ALGER           AMERICAN         AMERICAN
        LARGE          MANAGEMENT        AMERICAN         AMERICAN        CENTURY VP       CENTURY VP
       COMPANY           GROWTH         LEVERAGED          SMALL        INTERNATIONAL        VALUE
        VALUE            EQUITY         ALL CAP(B)     CAPITALIZATION   (CLASS II)(D)    (CLASS II)(C)
    ---------------------------------------------------------------------------------------------------
    $      21,724    $       7,879    $          --    $          --    $          --    $          --
          (15,703)         (53,885)              --         (101,049)              --               --
             (746)          (2,599)              --          (11,976)              --               --
    -------------    -------------    -------------    -------------    -------------    -------------
            5,275          (48,605)              --         (113,025)              --               --
    -------------    -------------    -------------    -------------    -------------    -------------
          288,508          784,844              386      453,230,387               --              509
         (360,544)      (1,615,557)            (417)    (455,193,748)              --             (500)
    -------------    -------------    -------------    -------------    -------------    -------------
          (72,036)        (830,713)             (31)      (1,963,361)              --                9
               --               --               --               --               --               --
         (751,026)      (2,660,979)            (638)      (3,919,484)              (5)             (16)
    -------------    -------------    -------------    -------------    -------------    -------------
         (823,062)      (3,491,692)            (669)      (5,882,845)              (5)              (7)
    -------------    -------------    -------------    -------------    -------------    -------------
    $    (817,787)   $  (3,540,297)   $        (669)   $  (5,995,870)   $          (5)   $          (7)
    =============    =============    =============    =============    =============    =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2002

                                                             DREYFUS IP                         FIDELITY VIP
                                            CALVERT          TECHNOLOGY       FIDELITY VIP         EQUITY-        FIDELITY VIP
                                            SOCIAL             GROWTH         CONTRAFUND(R)        INCOME            GROWTH
                                           BALANCED       (INITIAL SHARES)   (INITIAL CLASS)   (INITIAL CLASS)   (INITIAL CLASS)
                                        ----------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................  $      76,820     $          --      $     485,481     $     383,544     $         312
 Mortality and expense risk charges....        (13,226)           (3,912)          (358,782)         (137,270)               --
 Administrative charges................         (1,203)             (307)           (44,716)          (17,157)               --
                                         -------------     -------------      -------------     -------------     -------------
     Net investment income (loss)......         62,391            (4,219)            81,983           229,117               312
                                         -------------     -------------      -------------     -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....        223,148           269,197          1,870,281         1,429,276             4,641
 Cost of investments sold..............       (306,901)         (361,780)        (2,573,086)       (1,803,968)           (6,084)
                                         -------------     -------------      -------------     -------------     -------------
     Net realized gain (loss) on
       investments.....................        (83,753)          (92,583)          (702,805)         (374,692)           (1,443)
 Realized gain distribution received...             --                --                 --           522,044                --
 Change in unrealized appreciation
   (depreciation) on investments.......       (311,974)         (309,387)        (6,121,586)       (5,121,633)          (43,556)
                                         -------------     -------------      -------------     -------------     -------------
     Net gain (loss) on investments....       (395,727)         (401,970)        (6,824,391)       (4,974,281)          (44,999)
                                         -------------     -------------      -------------     -------------     -------------
       Net increase (decrease) in net
        assets resulting from
        operations.....................  $    (333,336)    $    (406,189)     $  (6,742,408)    $  (4,745,164)    $     (44,687)
                                         =============     =============      =============     =============     =============

                                                                                                   T. ROWE         VAN KAMPEN
                                                             NEUBERGER           T. ROWE            PRICE              UIF
                                            MFS(R)           BERMAN AMT           PRICE           LIMITED-          EMERGING
                                           INVESTORS          MID-CAP            EQUITY             TERM             MARKETS
                                         TRUST SERIES          GROWTH            INCOME            BOND(E)           EQUITY
                                        ----------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................  $         288     $          --      $     162,761     $         311     $          --
 Mortality and expense risk charges....             --                --            (45,974)               --           (55,867)
 Administrative charges................             --                --             (2,930)               --            (6,439)
                                         -------------     -------------      -------------     -------------     -------------
     Net investment income (loss)......            288                --            113,857               311           (62,306)
                                         -------------     -------------      -------------     -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....          2,040            63,977            637,231            45,163         8,885,227
 Cost of investments sold..............         (2,348)          (65,525)          (704,359)          (45,074)      (10,565,599)
                                         -------------     -------------      -------------     -------------     -------------
     Net realized gain (loss) on
       investments.....................           (308)           (1,548)           (67,128)               89        (1,680,372)
 Realized gain distribution received...             --                --              8,127                --                --
 Change in unrealized appreciation
   (depreciation) on investments.......        (12,582)           (1,701)        (1,492,287)              505           751,411
                                         -------------     -------------      -------------     -------------     -------------
     Net gain (loss) on investments....        (12,890)           (3,249)        (1,551,288)              594          (928,961)
                                         -------------     -------------      -------------     -------------     -------------
       Net increase (decrease) in net
        assets resulting from
        operations.....................  $     (12,602)    $      (3,249)     $  (1,437,431)    $         905     $    (991,267)
                                         =============     =============      =============     =============     =============

Not all investment divisions are available under all policies.

(a) For the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(c) For the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(d) For the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(e) For the period December 6, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                         FIDELITY VIP                                               JANUS ASPEN
     FIDELITY VIP         INVESTMENT        FIDELITY VIP        FIDELITY VIP          SERIES          JANUS ASPEN
       INDEX 500          GRADE BOND           MID CAP            OVERSEAS          AGGRESSIVE          SERIES
    (INITIAL CLASS)   (INITIAL CLASS)(E)   (INITIAL CLASS)   (INITIAL CLASS)(A)       GROWTH           BALANCED
    ---------------------------------------------------------------------------------------------------------------
     $       1,178      $          --       $       3,267      $          --       $          --     $   1,814,320
                --                 --                  --                 --                  --          (382,136)
                --                 --                  --                 --                  --           (36,593)
     -------------      -------------       -------------      -------------       -------------     -------------
             1,178                 --               3,267                 --                  --         1,395,591
     -------------      -------------       -------------      -------------       -------------     -------------
             5,837             21,826              32,004                131               1,130         2,213,272
            (7,075)           (21,697)            (34,358)              (149)             (1,192)       (2,313,403)
     -------------      -------------       -------------      -------------       -------------     -------------
            (1,238)               129              (2,354)               (18)                (62)         (100,131)
                --                 --                  --                 --                  --                --
           (23,160)               863             (43,618)              (219)               (112)       (6,432,043)
     -------------      -------------       -------------      -------------       -------------     -------------
           (24,398)               992             (45,972)              (237)               (174)       (6,532,174)
     -------------      -------------       -------------      -------------       -------------     -------------
     $     (23,220)     $         992       $     (42,705)     $        (237)      $        (174)    $  (5,136,583)
     =============      =============       =============      =============       =============     =============

       JANUS ASPEN
         SERIES
        WORLDWIDE
         GROWTH
     ---------------
      $     710,025
           (413,339)
            (46,709)
      -------------
            249,977
      -------------
          2,344,695
         (4,174,647)
      -------------
         (1,829,952)
                 --
        (20,771,292)
      -------------
        (22,601,244)
      -------------
      $ (22,351,267)
      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2002
and December 31, 2001

                                                          MAINSTAY VP                   MAINSTAY VP
                                                             BOND                  CAPITAL APPRECIATION
                                                  ---------------------------   ---------------------------
                                                      2002           2001           2002           2001
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    795,201   $    622,371   $ (1,046,371)  $ (1,238,534)
   Net realized gain (loss) on investments......        16,009         31,986    (17,909,594)   (79,591,610)
   Realized gain distribution received..........        18,759             --             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............       757,241        236,466    (51,462,147)    22,344,552
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................     1,587,210        890,823    (70,418,112)   (58,485,592)
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Net Asset Contributions of New York Life
     Insurance and Annuity Corporation..........            --             --             --             --
   Payments received from policyowners..........     5,400,541      3,094,486     60,728,045     70,231,143
   Cost of insurance............................    (1,705,342)    (1,127,337)   (22,129,678)   (23,768,439)
   Policyowners' surrenders.....................      (832,790)      (614,735)    (9,122,762)    (9,399,017)
   Net transfers from (to) Fixed Account........      (777,493)       889,457     (5,121,057)       628,217
   Transfers between Investment Divisions.......     1,872,307      3,710,951     (6,568,982)    (5,299,560)
   Policyowners' death benefits.................       (37,586)        (7,045)      (271,936)      (356,053)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........     3,919,637      5,945,777     17,513,630     32,036,291
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        (1,734)        (1,360)       102,770         38,824
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........     5,505,113      6,835,240    (52,801,712)   (26,410,477)
NET ASSETS:
   Beginning of year............................    16,058,130      9,222,890    214,995,817    241,406,294
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $ 21,563,243   $ 16,058,130   $162,194,105   $214,995,817
                                                  ============   ============   ============   ============


                                                          MAINSTAY VP
                                                        CASH MANAGEMENT
                                                  ---------------------------
                                                      2002           2001
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    347,895   $  1,145,398
   Net realized gain (loss) on investments......         2,227             61
   Realized gain distribution received..........           356            178
   Change in unrealized appreciation
     (depreciation) on investments..............           (53)            (9)
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................       350,425      1,145,628
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Net Asset Contributions of New York Life
     Insurance and Annuity Corporation..........            --             --
   Payments received from policyowners..........    14,399,746     13,398,593
   Cost of insurance............................    (3,686,302)    (2,264,699)
   Policyowners' surrenders.....................   (14,012,219)    (2,784,676)
   Net transfers from (to) Fixed Account........    (8,283,610)    10,088,200
   Transfers between Investment Divisions.......    (3,761,623)    (4,630,171)
   Policyowners' death benefits.................       (41,353)       (42,574)
                                                  ------------   ------------
     Net contributions and (withdrawals)........   (15,385,361)    13,764,673
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...          (788)        (1,738)
                                                  ------------   ------------
       Increase (decrease) in net assets........   (15,035,724)    14,908,563
NET ASSETS:
   Beginning of year............................    58,901,467     43,992,904
                                                  ------------   ------------
   End of year..................................  $ 43,865,743   $ 58,901,467
                                                  ============   ============

                                                          MAINSTAY VP
                                                          HIGH YIELD                    MAINSTAY VP
                                                        CORPORATE BOND                INDEXED EQUITY
                                                  ---------------------------   ---------------------------
                                                      2002           2001           2002           2001
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $  4,125,970   $  3,851,627   $  1,049,559   $    644,213
   Net realized gain (loss) on investments......    (1,614,806)      (599,461)    (5,592,175)   (30,590,585)
   Realized gain distribution received..........            --             --        449,921      1,591,707
   Change in unrealized appreciation
     (depreciation) on investments..............    (2,047,603)    (2,048,649)   (33,398,038)    10,974,211
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................       463,561      1,203,517    (37,490,733)   (17,380,454)
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Net Asset Contributions of New York Life
     Insurance and Annuity Corporation..........            --             --             --             --
   Payments received from policyowners..........     9,784,242      9,114,697     49,809,832     51,695,550
   Cost of insurance............................    (4,056,216)    (3,371,265)   (16,371,136)   (16,044,133)
   Policyowners' surrenders.....................    (1,731,811)    (1,377,336)    (6,626,214)    (5,149,292)
   Net transfers from (to) Fixed Account........     1,354,861      1,580,803      1,384,493      4,164,925
   Transfers between Investment Divisions.......       989,343        569,947     (4,499,690)      (943,270)
   Policyowners' death benefits.................       (83,568)      (136,115)      (163,894)      (179,650)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........     6,256,851      6,380,731     23,533,391     33,544,130
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...         1,609           (903)        64,675          3,085
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........     6,722,021      7,583,345    (13,892,667)    16,166,761
NET ASSETS:
   Beginning of year............................    35,342,149     27,758,804    151,089,704    134,922,943
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $ 42,064,170   $ 35,342,149   $137,197,037   $151,089,704
                                                  ============   ============   ============   ============


                                                          MAINSTAY VP
                                                     INTERNATIONAL EQUITY
                                                  ---------------------------
                                                      2002           2001
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $     60,953   $     44,168
   Net realized gain (loss) on investments......       (66,155)    (1,513,171)
   Realized gain distribution received..........            --         18,355
   Change in unrealized appreciation
     (depreciation) on investments..............      (245,060)       524,384
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................      (250,262)      (926,264)
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Net Asset Contributions of New York Life
     Insurance and Annuity Corporation..........            --             --
   Payments received from policyowners..........     1,797,352      1,840,469
   Cost of insurance............................      (714,413)      (628,007)
   Policyowners' surrenders.....................      (274,188)      (226,059)
   Net transfers from (to) Fixed Account........       (11,429)         2,878
   Transfers between Investment Divisions.......       617,580       (477,959)
   Policyowners' death benefits.................        (4,772)       (23,593)
                                                  ------------   ------------
     Net contributions and (withdrawals)........     1,410,130        487,729
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...         1,326            836
                                                  ------------   ------------
       Increase (decrease) in net assets........     1,161,194       (437,699)
NET ASSETS:
   Beginning of year............................     6,462,117      6,899,816
                                                  ------------   ------------
   End of year..................................  $  7,623,311   $  6,462,117
                                                  ============   ============

Not all investment divisions are available under all policies.

(a) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(d) For the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(e) For the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(f) For the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(g) For the period December 6, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            CONVERTIBLE                  EQUITY INCOME                  GOVERNMENT                   GROWTH EQUITY
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2002           2001           2002         2001(A)          2002           2001           2002           2001
    ---------------------------------------------------------------------------------------------------------------------
    $    405,605   $    439,260   $     46,118   $     14,017   $    461,191   $    369,814   $    237,831   $     44,910
        (304,022)       (54,324)      (137,372)        (2,772)       190,929         28,606     (2,243,699)    (3,562,510)
              --             --             --             --             --             --             --             --
      (1,508,947)      (636,724)    (1,488,949)       (11,626)       537,329        (26,980)   (18,118,866)   (10,785,710)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (1,407,364)      (251,788)    (1,580,203)          (381)     1,189,449        371,440    (20,124,734)   (14,303,310)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
              --             --             --      5,000,000             --             --             --             --
       5,869,218      5,301,842      2,250,866        441,023      3,009,815      4,136,139     21,948,064     24,222,605
      (1,715,257)    (1,423,523)      (536,276)       (52,717)    (1,059,878)      (590,750)    (7,657,600)    (7,771,273)
        (621,857)      (294,685)       (87,078)        (3,025)      (563,351)      (415,151)    (2,843,775)    (3,693,159)
         704,555      2,098,718        941,302        386,565        554,983      1,103,026     (1,759,681)     2,808,691
         393,604      1,241,107      2,426,955        810,998      6,200,735      1,541,914     (1,384,677)    (1,608,763)
         (18,488)        (9,761)        (4,597)            --        (26,179)        (2,817)       (65,545)       (99,011)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,611,775      6,913,698      4,991,172      6,582,844      8,116,125      5,772,361      8,236,786     13,859,090
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           2,340           (522)         2,806           (124)        (1,541)          (485)        32,278          9,997
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       3,206,751      6,661,388      3,413,775      6,582,339      9,304,033      6,143,316    (11,855,670)      (434,223)
      14,168,192      7,506,804      6,582,339             --     10,461,378      4,318,062     76,672,963     77,107,186
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 17,374,943   $ 14,168,192   $  9,996,114   $  6,582,339   $ 19,765,411   $ 10,461,378   $ 64,817,293   $ 76,672,963
    ============   ============   ============   ============   ============   ============   ============   ============

            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
           MID CAP CORE                 MID CAP GROWTH               SMALL CAP GROWTH
    ---------------------------   ---------------------------   ---------------------------
        2002         2001(A)          2002         2001(A)          2002         2001(A)
    ---------------------------------------------------------------------------------------
    $    (19,832)  $     (8,372)  $    (34,947)  $    (16,051)  $    (38,567)  $    (16,717)
         (46,934)        (2,374)       (30,665)        (3,957)      (242,806)        23,501
              --             --             --             --             --             --
        (735,856)      (291,492)    (1,767,219)      (392,959)    (1,577,624)      (209,715)
    ------------   ------------   ------------   ------------   ------------   ------------
        (802,622)      (302,238)    (1,832,831)      (412,967)    (1,858,997)      (202,931)
    ------------   ------------   ------------   ------------   ------------   ------------
              --      5,000,000             --      5,000,000             --      5,000,000
         633,511         54,866        979,585        131,700      1,264,778        148,766
        (134,631)       (10,125)      (223,284)       (21,645)      (315,037)       (27,131)
         (31,303)        (1,211)       (17,619)        (1,021)       (50,822)        (2,775)
         121,187        160,569        553,613        141,999        447,912        154,581
         570,710         90,228        482,397        236,044      1,149,352        419,228
            (107)            --             --             --           (933)            --
    ------------   ------------   ------------   ------------   ------------   ------------
       1,159,367      5,294,327      1,774,692      5,487,077      2,495,250      5,692,669
    ------------   ------------   ------------   ------------   ------------   ------------
           1,661             71          2,670            (37)         2,714           (280)
    ------------   ------------   ------------   ------------   ------------   ------------
         358,406      4,992,160        (55,469)     5,074,073        638,967      5,489,458
       4,992,160             --      5,074,073             --      5,489,458             --
    ------------   ------------   ------------   ------------   ------------   ------------
    $  5,350,566   $  4,992,160   $  5,018,604   $  5,074,073   $  6,128,425   $  5,489,458
    ============   ============   ============   ============   ============   ============


             MAINSTAY VP
            TOTAL RETURN
     ---------------------------
         2002           2001
     ---------------------------
     $    906,078   $    960,965
          (76,900)       502,968
               --         69,277
       (9,820,159)    (7,297,090)
     ------------   ------------
       (8,990,981)    (5,763,880)
     ------------   ------------
               --             --
       12,180,978     13,560,124
       (5,199,225)    (4,999,775)
       (2,122,899)    (2,048,263)
         (332,959)       758,511
         (708,515)      (412,182)
         (155,717)       (64,295)
     ------------   ------------
        3,661,663      6,794,120
     ------------   ------------
           13,705          2,311
     ------------   ------------
       (5,315,613)     1,032,551
       50,207,162     49,174,611
     ------------   ------------
     $ 44,891,549   $ 50,207,162
     ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001

                                                                                        MAINSTAY VP
                                                          MAINSTAY VP                AMERICAN CENTURY
                                                             VALUE                    INCOME & GROWTH
                                                  ---------------------------   ---------------------------
                                                      2002           2001           2002           2001
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    378,435   $    348,308   $     19,134   $      9,678
   Net realized gain (loss) on investments......      (548,221)       852,754       (104,460)       (27,997)
   Realized gain distribution received..........        67,665      1,903,612             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............   (10,625,185)    (3,037,243)      (500,515)      (106,440)
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................   (10,727,306)        67,431       (585,841)      (124,759)
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    13,086,031     11,058,155      1,168,604      1,049,073
   Cost of insurance............................    (4,803,853)    (4,049,417)      (311,190)      (248,190)
   Policyowners' surrenders.....................    (1,700,065)    (1,668,501)       (81,243)       (58,124)
   Net transfers from (to) Fixed Account........       657,910      1,327,277        109,651        365,537
   Transfers between Investment Divisions.......       923,047      2,835,675        133,973        248,428
   Policyowners' death benefits.................       (50,724)       (62,442)        (6,611)        (1,408)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........     8,112,346      9,440,747      1,013,184      1,355,316
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        19,456         (2,870)           890            (20)
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........    (2,595,504)     9,505,308        428,233      1,230,537
NET ASSETS:
   Beginning of year............................    43,957,867     34,452,559      2,367,849      1,137,312
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $ 41,362,363   $ 43,957,867   $  2,796,082   $  2,367,849
                                                  ============   ============   ============   ============

                                                          MAINSTAY VP
                                                         DREYFUS LARGE
                                                         COMPANY VALUE
                                                  ---------------------------
                                                      2002           2001
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $      5,275   $      9,439
   Net realized gain (loss) on investments......       (72,036)        (4,333)
   Realized gain distribution received..........            --         45,510
   Change in unrealized appreciation
     (depreciation) on investments..............      (751,026)       (74,184)
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................      (817,787)       (23,568)
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     1,568,100      1,342,060
   Cost of insurance............................      (382,256)      (300,251)
   Policyowners' surrenders.....................       (68,276)       (47,905)
   Net transfers from (to) Fixed Account........       131,181        615,530
   Transfers between Investment Divisions.......        49,350        473,023
   Policyowners' death benefits.................          (198)            --
                                                  ------------   ------------
     Net contributions and (withdrawals)........     1,297,901      2,082,457
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...         1,056            (64)
                                                  ------------   ------------
       Increase (decrease) in net assets........       481,170      2,058,825
NET ASSETS:
   Beginning of year............................     2,691,731        632,906
                                                  ------------   ------------
   End of year..................................  $  3,172,901   $  2,691,731
                                                  ============   ============

                                                                                        DREYFUS IP
                                                            CALVERT                  TECHNOLOGY GROWTH
                                                        SOCIAL BALANCED              (INITIAL SHARES)
                                                  ---------------------------   ---------------------------
                                                      2002           2001           2002         2001(A)
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $     62,391   $     70,878   $     (4,219)  $       (401)
   Net realized gain (loss) on investments......       (83,753)       (44,485)       (92,583)        (1,184)
   Realized gain distribution received..........            --         40,242             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............      (311,974)      (203,088)      (309,387)        24,974
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................      (333,336)      (136,453)      (406,189)        23,389
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........       894,339        810,573        542,687         67,193
   Cost of insurance............................      (262,446)      (235,311)      (127,852)       (13,332)
   Policyowners' surrenders.....................      (146,316)       (87,641)        (8,135)          (456)
   Net transfers from (to) Fixed Account........        81,549        174,991        242,751         73,245
   Transfers between Investment Divisions.......       193,955         13,936        243,543        324,946
   Policyowners' death benefits.................          (805)            --            (30)            --
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........       760,276        676,548        892,964        451,596
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...           493             28            445            (10)
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........       427,433        540,123        487,220        474,975
NET ASSETS:
   Beginning of year............................     2,188,189      1,648,066        474,975             --
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $  2,615,622   $  2,188,189   $    962,195   $    474,975
                                                  ============   ============   ============   ============

                                                         FIDELITY VIP
                                                         CONTRAFUND(R)
                                                        (INITIAL CLASS)
                                                  ---------------------------
                                                      2002           2001
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $     81,983   $     32,559
   Net realized gain (loss) on investments......      (702,805)    (1,055,959)
   Realized gain distribution received..........            --      1,347,453
   Change in unrealized appreciation
     (depreciation) on investments..............    (6,121,586)    (7,193,941)
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................    (6,742,408)    (6,869,888)
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    20,803,195     22,571,147
   Cost of insurance............................    (7,068,273)    (6,517,305)
   Policyowners' surrenders.....................    (2,642,680)    (2,275,513)
   Net transfers from (to) Fixed Account........      (186,803)     1,507,180
   Transfers between Investment Divisions.......       121,398        (47,574)
   Policyowners' death benefits.................       (38,722)       (78,399)
                                                  ------------   ------------
     Net contributions and (withdrawals)........    10,988,115     15,159,536
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        12,598          4,085
                                                  ------------   ------------
       Increase (decrease) in net assets........     4,258,305      8,293,733
NET ASSETS:
   Beginning of year............................    59,778,139     51,484,406
                                                  ------------   ------------
   End of year..................................  $ 64,036,444   $ 59,778,139
                                                  ============   ============

Not all investment divisions are available under all policies.

(a) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(d) For the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(e) For the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(f) For the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(g) For the period December 6, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                     ALGER
            MAINSTAY VP             AMERICAN
            EAGLE ASSET            LEVERAGED           ALGER AMERICAN
     MANAGEMENT GROWTH EQUITY       ALL CAP         SMALL CAPITALIZATION
    ---------------------------   ------------   ---------------------------
        2002           2001         2002(D)          2002           2001
    ------------------------------------------------------------------------
    $    (48,605)  $    (41,848)  $         --   $   (113,025)  $   (135,367)
        (830,713)      (711,304)           (31)    (1,963,361)    (5,212,133)
              --             --             --             --             --
      (2,660,979)      (354,153)          (638)    (3,919,484)       161,884
    ------------   ------------   ------------   ------------   ------------
      (3,540,297)    (1,107,305)          (669)    (5,995,870)    (5,185,616)
    ------------   ------------   ------------   ------------   ------------
       5,410,260      5,489,715             --      6,704,078      7,982,490
      (1,373,670)    (1,396,232)          (540)    (1,823,403)    (2,033,213)
        (530,244)      (259,049)            --       (657,407)      (697,920)
         281,501      1,547,499           (150)       (96,205)       453,871
         (27,818)       735,529          7,557        598,816       (137,272)
         (24,385)       (10,220)            --         (9,795)        (7,427)
    ------------   ------------   ------------   ------------   ------------
       3,735,644      6,107,242          6,867      4,716,084      5,560,529
    ------------   ------------   ------------   ------------   ------------
           4,650            164             --          9,547          5,040
    ------------   ------------   ------------   ------------   ------------
         199,997      5,000,101          6,198     (1,270,239)       379,953
      10,096,504      5,096,403             --     16,296,911     15,916,958
    ------------   ------------   ------------   ------------   ------------
    $ 10,296,501   $ 10,096,504   $      6,198   $ 15,026,672   $ 16,296,911
    ============   ============   ============   ============   ============

       AMERICAN        AMERICAN
      CENTURY VP      CENTURY VP
     INTERNATIONAL       VALUE
      (CLASS II)      (CLASS II)
     -------------   -------------
        2002(F)         2002(E)
     -----------------------------
     $         --    $         --
               --               9
               --              --
               (5)            (16)
     ------------    ------------
               (5)             (7)
     ------------    ------------
               --              --
               (5)            (18)
               --              --
              134             492
               --              --
               --              --
     ------------    ------------
              129             474
     ------------    ------------
               --              --
     ------------    ------------
              124             467
               --              --
     ------------    ------------
     $        124    $        467
     ============    ============

           FIDELITY VIP                  FIDELITY VIP                  FIDELITY VIP
           EQUITY-INCOME                    GROWTH                       INDEX 500
          (INITIAL CLASS)               (INITIAL CLASS)               (INITIAL CLASS)
    ---------------------------   ---------------------------   ---------------------------
        2002           2001           2002         2001(B)          2002         2001(B)
    ---------------------------------------------------------------------------------------
    $    229,117   $    161,862   $        312   $         --   $      1,178   $         --
        (374,692)       (53,223)        (1,443)           (86)        (1,238)           (59)
         522,044        874,045             --             --             --             --
      (5,121,633)    (2,111,253)       (43,556)        (3,797)       (23,160)          (949)
    ------------   ------------   ------------   ------------   ------------   ------------
      (4,745,164)    (1,128,569)       (44,687)        (3,883)       (23,220)        (1,008)
    ------------   ------------   ------------   ------------   ------------   ------------
       7,880,989      7,629,717             --             --          5,068         15,678
      (2,618,542)    (2,336,216)        (4,641)        (1,513)        (4,769)        (1,151)
      (1,083,320)      (949,014)            --             --             --             --
         586,579      1,281,699             --             --             15             --
         439,784      1,003,878             79        155,527          7,478         88,873
         (23,119)       (42,727)            --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------
       5,182,371      6,587,337         (4,562)       154,014          7,792        103,400
    ------------   ------------   ------------   ------------   ------------   ------------
           8,998             (8)            --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------
         446,205      5,458,760        (49,249)       150,131        (15,428)       102,392
      23,642,087     18,183,327        150,131             --        102,392             --
    ------------   ------------   ------------   ------------   ------------   ------------
    $ 24,088,292   $ 23,642,087   $    100,882   $    150,131   $     86,964   $    102,392
    ============   ============   ============   ============   ============   ============

      FIDELITY VIP
       INVESTMENT             FIDELITY VIP            FIDELITY VIP
       GRADE BOND                MID CAP                OVERSEAS
     (INITIAL CLASS)         (INITIAL CLASS)         (INITIAL CLASS)
     ---------------   ---------------------------   ---------------
         2002(G)           2002         2001(B)          2002(C)
     ---------------------------------------------------------------
      $         --     $      3,267   $         --    $         --
               129           (2,354)          (172)            (18)
                --               --             --              --
               863          (43,618)        11,024            (219)
      ------------     ------------   ------------    ------------
               992          (42,705)        10,852            (237)
      ------------     ------------   ------------    ------------
                --            5,645         14,137              --
              (177)         (19,521)        (2,399)           (130)
                --               --             --              --
              (129)             424           (100)             --
            50,708          104,713        321,470           1,178
                --               --             --              --
      ------------     ------------   ------------    ------------
            50,402           91,261        333,108           1,048
      ------------     ------------   ------------    ------------
                --               --             --              --
      ------------     ------------   ------------    ------------
            51,394           48,556        343,960             811
                --          343,960             --              --
      ------------     ------------   ------------    ------------
      $     51,394     $    392,516   $    343,960    $        811
      ============     ============   ============    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2002
and December 31, 2001

                                                      JANUS ASPEN SERIES            JANUS ASPEN SERIES
                                                       AGGRESSIVE GROWTH                 BALANCED
                                                  ---------------------------   ---------------------------
                                                      2002         2001(B)          2002           2001
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $         --   $         --   $  1,395,591   $  1,203,588
   Net realized gain (loss) on investments......           (62)             3       (100,131)       213,465
   Realized gain distribution received..........            --             --             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............          (112)            74     (6,432,043)    (4,047,701)
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................          (174)            77     (5,136,583)    (2,630,648)
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........         1,553          1,127     25,506,150     25,078,914
   Cost of insurance............................          (164)           (62)    (7,820,315)    (6,905,174)
   Policyowners' surrenders.....................            --             --     (2,877,257)    (2,005,767)
   Net transfers from (to) Fixed Account........             8             --      1,584,432      5,144,445
   Transfers between Investment Divisions.......            --             --        418,266       (215,828)
   Policyowners' death benefits.................            --             --        (98,683)       (60,360)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........         1,397          1,065     16,712,593     21,036,230
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...            --             --          9,287           (185)
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........         1,223          1,142     11,585,297     18,405,397
NET ASSETS:
   Beginning of year............................         1,142             --     62,714,978     44,309,581
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $      2,365   $      1,142   $ 74,300,275   $ 62,714,978
                                                  ============   ============   ============   ============


                                                      JANUS ASPEN SERIES
                                                       WORLDWIDE GROWTH
                                                  ---------------------------
                                                      2002           2001
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    249,977   $    (89,150)
   Net realized gain (loss) on investments......    (1,829,952)    (1,141,654)
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............   (20,771,292)   (17,719,688)
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................   (22,351,267)   (18,950,492)
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    29,009,024     33,537,409
   Cost of insurance............................    (8,590,662)    (9,272,978)
   Policyowners' surrenders.....................    (3,174,246)    (2,394,753)
   Net transfers from (to) Fixed Account........      (703,861)     2,963,613
   Transfers between Investment Divisions.......    (2,868,183)    (2,783,681)
   Policyowners' death benefits.................       (37,453)       (71,655)
                                                  ------------   ------------
     Net contributions and (withdrawals)........    13,634,619     21,977,955
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        35,656         12,131
                                                  ------------   ------------
       Increase (decrease) in net assets........    (8,680,992)     3,039,594
NET ASSETS:
   Beginning of year............................    78,054,169     75,014,575
                                                  ------------   ------------
   End of year..................................  $ 69,373,177   $ 78,054,169
                                                  ============   ============

Not all investment divisions are available under all policies.

(a) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(d) For the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(e) For the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(f) For the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(g) For the period December 6, 2002 (Commencement of Operations) through December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                           NEUBERGER
                                          BERMAN AMT                                          T. ROWE PRICE
         MFS(R) INVESTORS                   MID-CAP                    T. ROWE PRICE            LIMITED-
           TRUST SERIES                     GROWTH                     EQUITY INCOME            TERM BOND
    ---------------------------   ---------------------------   ---------------------------   -------------
        2002         2001(B)          2002         2001(B)          2002           2001          2002(G)
    -------------------------------------------------------------------------------------------------------
    $        288   $         --   $         --   $         --   $    113,857   $     34,153   $        311
            (308)           (19)        (1,548)             7        (67,128)         6,191             89
              --             --             --             --          8,127         71,721             --
         (12,582)          (177)        (1,701)           584     (1,492,287)       (33,151)           505
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (12,602)          (196)        (3,249)           591     (1,437,431)        78,914            905
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
              --             --         19,180          3,922      4,518,057      2,372,744             --
          (1,658)          (522)        (1,066)           (74)    (1,126,436)      (517,001)          (298)
              --             --             --             --       (260,509)      (133,368)            --
              10         61,356         45,795             --      1,115,172      1,525,570           (122)
              --             --        (55,508)            --      2,100,007      2,022,469         85,267
              --             --             --             --         (4,730)          (118)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (1,648)        60,834          8,401          3,848      6,341,561      5,270,296         84,847
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
              --             --             --             --          2,501           (133)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (14,250)        60,638          5,152          4,439      4,906,631      5,349,077         85,752
          60,638             --          4,439             --      6,113,377        764,300             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $     46,388   $     60,638   $      9,591   $      4,439   $ 11,020,008   $  6,113,377   $     85,752
    ============   ============   ============   ============   ============   ============   ============


             VAN KAMPEN
                 UIF
       EMERGING MARKETS EQUITY
     ---------------------------
         2002           2001
     ---------------------------
     $    (62,306)  $    (49,648)
       (1,680,372)    (1,305,179)
               --             --
          751,411        908,225
     ------------   ------------
         (991,267)      (446,602)
     ------------   ------------
        3,501,462      3,931,327
       (1,138,898)    (1,038,262)
         (462,808)      (345,177)
         (115,199)        22,119
         (307,104)      (287,910)
           (6,791)        (8,444)
     ------------   ------------
        1,470,662      2,273,653
     ------------   ------------
            1,719             --
     ------------   ------------
          481,114      1,827,051
        8,946,865      7,119,814
     ------------   ------------
     $  9,427,979   $  8,946,865
     ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC VUL Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I funds Group 1 policies (Variable Universal Life ("VUL") and Survivorship Variable Universal Life ("SVUL") - Series 1), Group 2 policies (Variable Universal Life 2000 ("VUL 2000") - Series 1 and Single Premium Variable Universal Life ("SPVUL") - Series 1), Group 3 policies (Pinnacle Variable Universal Life ("Pinnacle VUL") and Pinnacle Survivorship Variable Universal Life ("Pinnacle SVUL")) and Group 4 policies (Variable Universal Life 2000 ("VUL 2000") - Series 2, Single Premium Variable Universal Life
("SPVUL") - Series 2 and Survivorship Variable Universal Life ("SVUL") - Series
2). All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2 and Pinnacle SVUL policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors Inc. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors Inc. is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The assets of VUL Separate Account-1 are invested in the shares of the MainStay VP Series Fund Inc., the Alger American Fund, the American Century(R) Variable Portfolios, Inc., the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (formerly, "Morgan Stanley Dean Witter Universal Funds, Inc.") (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc., and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

VUL Separate Account-1 offers forty-six variable Investment Divisions, with their respective fund portfolios, in which Policyowners can invest premium payments. Twenty-seven of these Investment Divisions are available to VUL, SVUL Series 1 and 2, VUL 2000 Series 1 and 2 and SPVUL Series 1 and 2 Policyowners; forty of these Investment Divisions are available for Pinnacle VUL and Pinnacle SVUL policies.

The following Investment Divisions are available for all Group 1, Group 2 and Group 4 policies: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Mid Cap Core, MainStay VP Mid Cap Growth, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, T. Rowe Price Equity Income, and Van Kampen UIF Emerging Markets Equity (formerly known as Morgan Stanley UIF Emerging Markets Equity). Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

The following Investment Divisions are available for Group 3 policies: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income and Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Leveraged All Cap, Alger American Small Capitalization, American Century VP International (Class II), American Century VP Value (Class II), Dreyfus IP Technology Growth (Initial Shares), Dreyfus VIF Small Cap (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Fidelity VIP Growth (Initial Class), Fidelity VIP Index 500 (Initial Class), Fidelity VIP Investment Grade Bond (Initial Class), Fidelity VIP Mid Cap (Initial Class), Fidelity VIP Overseas (Initial Class), Janus Aspen Series Aggressive Growth, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Utilities Series, Neuberger Berman AMT Mid-Cap Growth, T. Rowe Price Equity Income, T. Rowe Price Limited-Term Bond, Van Eck Worldwide Hard Assets, Van Kampen UIF Emerging Markets Debt, Van Kampen UIF Emerging Markets Equity (formerly, "Morgan Stanley UIF Emerging Markets Equity"), and Van Kampen UIF U.S. Real Estate.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

For SVUL, VUL 2000, SPVUL, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. Pinnacle VUL and SVUL policies issued on and after October 14, 2002 can have premium payments made in the first 12 Policy months allocated to an Enhanced DCA Fixed Account.

In addition, for all SVUL, VUL 2000, SPVUL, Pinnacle VUL, Pinnacle SVUL or VUL policies, the Policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2002, the investments of VUL Separate Account-I are as follows:

                                                                 MAINSTAY VP      MAINSTAY VP
                                                MAINSTAY VP        CAPITAL            CASH         MAINSTAY VP
                                                    BOND         APPRECIATION      MANAGEMENT      CONVERTIBLE
                                               -----------------------------------------------------------------
Number of shares.............................         1,573            9,949           43,927            1,925
Identified cost..............................    $   20,954       $  223,950       $   43,929       $   20,492


                                                MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                  MID CAP          MID CAP         SMALL CAP          TOTAL
                                                    CORE            GROWTH           GROWTH           RETURN
                                               -----------------------------------------------------------------
Number of shares.............................           657              769              874            3,318
Identified cost..............................    $    6,387       $    7,187       $    7,926       $   57,880

  Investment activity for the year ended December 31, 2002, was as follows:


                                                                 MAINSTAY VP      MAINSTAY VP
                                                MAINSTAY VP        CAPITAL            CASH         MAINSTAY VP
                                                    BOND         APPRECIATION      MANAGEMENT      CONVERTIBLE
                                               -----------------------------------------------------------------
Purchases....................................    $    9,215       $  149,976       $  599,530       $    6,419
Proceeds from sales..........................         4,476          133,512          614,573            1,395


                                                MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                  MID CAP          MID CAP         SMALL CAP          TOTAL
                                                    CORE            GROWTH           GROWTH           RETURN
                                               -----------------------------------------------------------------
Purchases....................................    $    1,499       $    1,955       $    3,397       $    7,058
Proceeds from sales..........................           358              214              937            2,488

  Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


     MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
        EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
        INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    ---------------------------------------------------------------------------------------------------
           1,202            1,792            4,335            5,703            7,771              805
      $   11,512       $   19,262       $  104,792       $   54,074       $  172,207       $    7,722

                      MAINSTAY VP
                        AMERICAN       MAINSTAY VP      MAINSTAY VP         ALGER            ALGER
                        CENTURY       DREYFUS LARGE     EAGLE ASSET        AMERICAN         AMERICAN
     MAINSTAY VP        INCOME &         COMPANY         MANAGEMENT       LEVERAGED          SMALL
        VALUE            GROWTH           VALUE        GROWTH EQUITY       ALL CAP       CAPITALIZATION
    ---------------------------------------------------------------------------------------------------
           3,480              344              397            1,158               --            1,233
      $   52,999       $    3,490       $    3,987       $   14,560       $        7       $   18,595


     MAINSTAY VP                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
        EQUITY        MAINSTAY VP         GROWTH         HIGH YIELD        INDEXED       INTERNATIONAL
        INCOME         GOVERNMENT         EQUITY       CORPORATE BOND       EQUITY           EQUITY
    ---------------------------------------------------------------------------------------------------
      $    6,018       $   11,350       $   12,153       $   13,519       $  189,754       $   22,516
             974            2,761            3,670            3,130          164,694           21,043

                      MAINSTAY VP
                        AMERICAN       MAINSTAY VP      MAINSTAY VP         ALGER            ALGER
                        CENTURY       DREYFUS LARGE     EAGLE ASSET        AMERICAN         AMERICAN
     MAINSTAY VP        INCOME &         COMPANY         MANAGEMENT       LEVERAGED          SMALL
        VALUE            GROWTH           VALUE        GROWTH EQUITY       ALL CAP       CAPITALIZATION
    ---------------------------------------------------------------------------------------------------
      $   10,402       $    1,294       $    1,593       $    4,476       $        7       $  457,823
           1,831              260              289              785               --          453,230

--------------------------------------------------------------------------------

                                                   AMERICAN           AMERICAN                             DREYFUS IP
                                                  CENTURY VP         CENTURY VP          CALVERT           TECHNOLOGY
                                                INTERNATIONAL          VALUE              SOCIAL             GROWTH
                                                  (CLASS II)         (CLASS II)          BALANCED       (INITIAL SHARES)
                                               -------------------------------------------------------------------------
Number of shares.............................             --                 --              1,746                168
Identified cost..............................     $       --         $       --         $    3,269         $    1,248


                                                   FIDELITY           FIDELITY         JANUS ASPEN
                                                     VIP                VIP               SERIES          JANUS ASPEN
                                                   MID CAP            OVERSEAS          AGGRESSIVE           SERIES
                                               (INITIAL CLASS)    (INITIAL CLASS)         GROWTH            BALANCED
                                               -------------------------------------------------------------------------
Number of shares.............................             22                 --                 --              3,614
Identified cost..............................     $      425         $        1         $        2         $   86,165

  Investment activity for the year ended December 31, 2002, was as follows:

                                                   AMERICAN           AMERICAN                             DREYFUS IP
                                                  CENTURY VP         CENTURY VP          CALVERT           TECHNOLOGY
                                                INTERNATIONAL          VALUE              SOCIAL             GROWTH
                                                  (CLASS II)         (CLASS II)          BALANCED       (INITIAL SHARES)
                                               -------------------------------------------------------------------------
Purchases....................................     $       --         $        1         $    1,047         $    1,159
Proceeds from sales..........................             --                  1                223                269


                                                   FIDELITY           FIDELITY         JANUS ASPEN
                                                     VIP                VIP               SERIES          JANUS ASPEN
                                                   MID CAP            OVERSEAS          AGGRESSIVE           SERIES
                                               (INITIAL CLASS)    (INITIAL CLASS)         GROWTH            BALANCED
                                               -------------------------------------------------------------------------
Purchases....................................     $      127         $        1         $        3         $   20,344
Proceeds from sales..........................             32                 --                  1              2,213

  Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                                                    FIDELITY
        FIDELITY           FIDELITY           FIDELITY           FIDELITY             VIP
          VIP                VIP                VIP                VIP             INVESTMENT
     CONTRAFUND(R)      EQUITY-INCOME          GROWTH           INDEX 500          GRADE BOND
    (INITIAL CLASS)    (INITIAL CLASS)    (INITIAL CLASS)    (INITIAL CLASS)    (INITIAL CLASS)
    --------------------------------------------------------------------------------------------
            3,544              1,329                  4                  1                  4
       $   81,080         $   30,675         $      148         $      111         $       51

                                                                                                      VAN KAMPEN
      JANUS ASPEN           MFS(R)           NEUBERGER                              T. ROWE              UIF
         SERIES           INVESTORS          BERMAN AMT          T. ROWE             PRICE             EMERGING
       WORLDWIDE            TRUST             MID-CAP             PRICE           LIMITED-TERM         MARKETS
         GROWTH             SERIES             GROWTH         EQUITY INCOME           BOND              EQUITY
    ---------------------------------------------------------------------------------------------------------------
            3,301                  3                  1                675                 17              1,563
       $  123,366         $       59         $       11         $   12,524         $       85         $   11,008

                                                                                    FIDELITY
        FIDELITY           FIDELITY           FIDELITY           FIDELITY             VIP
          VIP                VIP                VIP                VIP             INVESTMENT
     CONTRAFUND(R)      EQUITY-INCOME          GROWTH           INDEX 500          GRADE BOND
    (INITIAL CLASS)    (INITIAL CLASS)    (INITIAL CLASS)    (INITIAL CLASS)    (INITIAL CLASS)
    --------------------------------------------------------------------------------------------
       $   12,958         $    7,371         $       --         $       15         $       72
            1,870              1,429                  5                  6                 22

                                                                                                      VAN KAMPEN
      JANUS ASPEN           MFS(R)           NEUBERGER                              T. ROWE              UIF
         SERIES           INVESTORS          BERMAN AMT          T. ROWE             PRICE             EMERGING
       WORLDWIDE            TRUST             MID-CAP             PRICE           LIMITED-TERM         MARKETS
         GROWTH             SERIES             GROWTH         EQUITY INCOME           BOND              EQUITY
    ---------------------------------------------------------------------------------------------------------------
       $   16,245         $        1         $       72         $    7,111         $      130         $   10,296
            2,345                  2                 64                637                 45              8,885

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

Deductions from Premiums:

NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

    - State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, Pinnacle VUL, and Pinnacle SVUL policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, Pinnacle VUL, and Pinnacle SVUL policies to cover federal taxes.

    - Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

      For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

      For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

      For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

      For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying statement of changes in net assets. (Not all charges are deducted from all products, as shown below).

    - Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims processing and communicating with policyholders. Outlined below is the current schedule for VUL, SVUL, VUL 2000, Pinnacle VUL, and Pinnacle SVUL:

                                                    MONTHLY               MONTHLY
                                                CONTRACT CHARGE       CONTRACT CHARGE
POLICY                                           POLICY YEAR 1    SUBSEQUENT POLICY YEARS
------                                          ---------------   -----------------------
VUL...........................................       $N/A                   $ 7
SVUL..........................................         60                    10
VUL 2000......................................         30                    10
Pinnacle VUL*.................................        100                    25
Pinnacle SVUL*................................        100                    25

        -----------------------

      * If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

    - Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, and SVUL (Series 2)* policies monthly. This charge compensates NYLIAC for providing administrative policy services.

      For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

      For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy's cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

      For SVUL (Series 2)* the administrative charge is .10%, based on the amount of cash value in the Separate Account.

    - Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured, duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

    - Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, Pinnacle VUL, and Pinnacle SVUL policies.

      For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy's initial face amount. For SVUL (Series 2) policies, this charge is $0.04 per $1,000 of the policy's current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

      For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

    - Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy's cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy's cash value. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for premium taxes and .20% for federal taxes.

    - Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from VUL 2000 (Series 2)*, SPVUL (Series 2)*, SVUL (Series
      2)*, Pinnacle VUL, and Pinnacle SVUL policies. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. On SPVUL (Series 2)* and VUL 2000 (Series 2)* policies, NYLIAC deducts a .50% mortality and expense risk charge and for SVUL (Series 2)* policies, the mortality and expense risk charge deducted is .60%. In policy years 1-20, the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge percentage currently ranges from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an alternative cash surrender value, the mortality and expense risk is increased by .30% in policy years 1-10.

Separate Account Charges:

NYLIAC assesses, on a daily basis, a mortality and expense risk charge based on the value of the separate account assets. On an annual percentage basis, the charges vary by product: VUL 0.70%**, SVUL (Series 1) 0.70%**, VUL 2000 (Series
1) 0.50% and SPVUL (Series 1) 0.50%.

The amount of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, and SPVUL policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial

------------
 * Series 2 VUL 2000, SPVUL and SVUL designates policies issued on and after May 10, 2002 where approved.

** Includes a .10% administrative service charge.

withdrawals. The amount of this charge is included in surrenders in the accompanying statement of changes in net assets. In addition, a new surrender charge period will apply to face increases.

For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years. The maximum surrender charge on VUL policies is shown on the policy's data page; the maximum surrender charge on VUL 2000 policies is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

Initially for VUL 2000 (Series 2)* policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

For SVUL policies, this charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy's target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

For SPVUL policies, this charge is deducted during the first 9 policy years. The surrender charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. The surrender charge percentage declines each policy year from 9% in the first year to 0% in year ten and later.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

------------
* Series 2 VUL 2000, SPVUL and SVUL designates policies issued on and after May 10, 2002 where approved.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2002 and December 31, 2001 were as follows:


                                                 MAINSTAY VP                   MAINSTAY VP
                                                    BOND                  CAPITAL APPRECIATION
                                         ---------------------------   ---------------------------
                                             2002         2001(A)          2002         2001(A)
                                         ---------------------------------------------------------
GROUP 1 POLICIES
Units issued (redeemed) on
  contributions (withdrawals) by New
  York Life Insurance and Annuity
  Corporation..........................         --             --             --             --
Units issued on payments received from
  policyowners.........................        154            115          2,359          2,178
Units redeemed on cost of insurance....        (62)           (54)          (985)          (820)
Units redeemed on surrenders...........        (29)           (37)          (419)          (376)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....       (113)           (13)          (332)          (180)
Units issued (redeemed) on transfers
  between Investment Divisions.........         92            164           (347)          (192)
Units redeemed on death benefits.......         (2)            --            (14)           (15)
                                            ------         ------         ------         ------
  Net increase (decrease)..............         40            175            262            595
Units outstanding, beginning of year...        753            578          8,468          7,873
                                            ------         ------         ------         ------
Units outstanding, end of year.........        793            753          8,730          8,468
                                            ======         ======         ======         ======
GROUP 2 POLICIES
Units issued on payments received from
  policyowners.........................        219            112          2,745          2,306
Units redeemed on cost of insurance....        (52)           (24)          (687)          (556)
Units redeemed on surrenders...........        (28)            (4)          (235)           (79)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         57             94             57            523
Units issued (redeemed) on transfers
  between Investment Divisions.........         20             92            (99)           (25)
Units redeemed on death benefits.......         (1)            --             (3)            (2)
                                            ------         ------         ------         ------
  Net increase (decrease)..............        215            270          1,778          2,167
Units outstanding, beginning of year...        325             55          3,603          1,436
                                            ------         ------         ------         ------
Units outstanding, end of year.........        540            325          5,381          3,603
                                            ======         ======         ======         ======
GROUP 3 POLICIES (c)
Units issued on payments received from
  policyowners.........................         --             --              2             --
Units redeemed on cost of insurance....         (1)            --             (1)            --
Units redeemed on surrenders...........         --             --             --             --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....          1              1             --             --
Units issued (redeemed) on transfers
  between Investment Divisions.........          4             --              5              7
Units redeemed on death benefits.......         --             --             --             --
                                            ------         ------         ------         ------
  Net increase (decrease)..............          4              1              6              7
Units outstanding, beginning of year...          1             --              7             --
                                            ------         ------         ------         ------
Units outstanding, end of year.........          5              1             13              7
                                            ======         ======         ======         ======

Not all investment divisions are available under all policies.

(a) For Group 2 policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(b) For Group 1 and 2 policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Group 3 policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(h) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(i) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                        MAINSTAY VP
            MAINSTAY VP                   MAINSTAY VP                     EQUITY                      MAINSTAY VP
          CASH MANAGEMENT                 CONVERTIBLE                     INCOME                      GOVERNMENT
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2002         2001(A)          2002         2001(A)          2002         2001(B)          2002         2001(A)
    -----------------------------------------------------------------------------------------------------------------
           --             --             --             --             --            500             --             --
        3,760          4,776            117             99             56              8             89            223
       (1,210)        (1,005)           (35)           (29)           (14)            (1)           (37)           (28)
       (9,396)        (1,922)           (13)            (9)            (6)            --            (24)           (27)
       (9,550)         1,483            (11)            20             --              4            (21)            --
        1,555           (422)            (8)            59            181             59            258             76
           (6)           (31)            --             (1)            --             --             (1)            --
      -------         ------         ------         ------         ------         ------         ------         ------
      (14,847)         2,879             50            139            217            570            264            244
       32,996         30,117            434            295            570             --            528            284
      -------         ------         ------         ------         ------         ------         ------         ------
       18,149         32,996            484            434            787            570            792            528
      =======         ======         ======         ======         ======         ======         ======         ======
        5,622          6,107            380            339            169             37            114             62
       (1,489)          (779)          (113)           (87)           (40)            (4)           (34)           (14)
         (763)          (117)           (41)           (14)            (4)            --            (13)            (1)
        2,548          6,088             61            159             66             37             34             96
       (4,624)        (3,122)            39             22             64             27            141             32
          (30)            --             (1)            --             --             --             (1)            --
      -------         ------         ------         ------         ------         ------         ------         ------
        1,264          8,177            325            419            255             97            241            175
       11,244          3,067            656            237             97             --            188             13
      -------         ------         ------         ------         ------         ------         ------         ------
       12,508         11,244            981            656            352             97            429            188
      =======         ======         ======         ======         ======         ======         ======         ======
        2,479            176              1             --             --             --             --             --
         (264)           (30)            --             --             --             --             --             --
           --             --             --             --             --             --             --             --
          837          1,437             --             --             --             --             --             --
         (595)        (1,066)             4              5             --             --              8             --
           --             --             --             --             --             --             --             --
      -------         ------         ------         ------         ------         ------         ------         ------
        2,457            517              5              5             --             --              8             --
          517             --              5             --             --             --             --             --
      -------         ------         ------         ------         ------         ------         ------         ------
        2,974            517             10              5             --             --              8             --
      =======         ======         ======         ======         ======         ======         ======         ======

--------------------------------------------------------------------------------


                                                                               MAINSTAY VP
                                                 MAINSTAY VP                   HIGH YIELD
                                                GROWTH EQUITY                CORPORATE BOND
                                         ---------------------------   ---------------------------
                                             2002         2001(A)          2002         2001(A)
                                         ---------------------------------------------------------
GROUP 1 POLICIES
Units issued (redeemed) on
  contributions (withdrawals) by New
  York Life Insurance and Annuity
  Corporation..........................         --             --             --             --
Units issued on payments received from
  policyowners.........................        568            567            380            424
Units redeemed on cost of insurance....       (238)          (210)          (192)          (178)
Units redeemed on surrenders...........        (98)          (125)           (94)           (81)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....       (112)           (43)           (50)           (36)
Units issued (redeemed) on transfers
  between Investment Divisions.........        (64)           (49)             2             32
Units redeemed on death benefits.......         (2)            (3)            (4)            (8)
                                            ------         ------         ------         ------
  Net increase (decrease)..............         54            137             42            153
Units outstanding, beginning of year...      2,348          2,211          1,879          1,726
                                            ------         ------         ------         ------
Units outstanding, end of year.........      2,402          2,348          1,921          1,879
                                            ======         ======         ======         ======
GROUP 2 POLICIES
Units issued on payments received from
  policyowners.........................      1,086            890            354            241
Units redeemed on cost of insurance....       (281)          (211)           (95)           (57)
Units redeemed on surrenders...........        (79)           (31)           (25)           (10)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         55            310            139            214
Units issued (redeemed) on transfers
  between Investment Divisions.........         (9)            13             84            (18)
Units redeemed on death benefits.......         (2)            (1)            (2)            --
                                            ------         ------         ------         ------
  Net increase (decrease)..............        770            970            455            370
Units outstanding, beginning of year...      1,598            628            514            144
                                            ------         ------         ------         ------
Units outstanding, end of year.........      2,368          1,598            969            514
                                            ======         ======         ======         ======
GROUP 3 POLICIES (c)
Units issued on payments received from
  policyowners.........................         --             --             --              1
Units redeemed on cost of insurance....         (1)            --             (2)            --
Units redeemed on surrenders...........         --             --             --             --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --             73             --             --
Units issued (redeemed) on transfers
  between Investment Divisions.........          1            (55)             5             22
Units redeemed on death benefits.......         --             --             --             --
                                            ------         ------         ------         ------
  Net increase (decrease)..............         --             18              3             23
Units outstanding, beginning of year...         18             --             23             --
                                            ------         ------         ------         ------
Units outstanding, end of year.........         18             18             26             23
                                            ======         ======         ======         ======

Not all investment divisions are available under all policies.

(a) For Group 2 policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(b) For Group 1 and 2 policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Group 3 policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(h) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(i) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                          MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            MAINSTAY VP                  INTERNATIONAL                    MID CAP                       MID CAP
          INDEXED EQUITY                    EQUITY                         CORE                         GROWTH
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2002         2001(a)          2002         2001(a)          2002         2001(b)          2002         2001(b)
    -----------------------------------------------------------------------------------------------------------------
           --             --             --             --             --            500             --            500
        1,272          1,211             87             98             18              1             22              4
         (482)          (420)           (42)           (38)            (4)            --             (4)            --
         (217)          (160)           (18)           (16)            (3)            --             (1)            --
         (104)           (43)           (12)            (7)            (5)             7             (3)            --
         (190)             9             44            (28)            49              7             38             14
           (6)            (5)            --             (2)            --             --             --             --
       ------         ------         ------         ------         ------         ------         ------         ------
          273            592             59              7             55            515             52            518
        4,392          3,800            412            405            515             --            518             --
       ------         ------         ------         ------         ------         ------         ------         ------
        4,665          4,392            471            412            570            515            570            518
       ======         ======         ======         ======         ======         ======         ======         ======
        2,378          1,841             80             64             49              5             90             11
         (608)          (435)           (21)           (15)           (11)            (1)           (21)            (2)
         (192)           (61)            (4)            (1)            (1)            --             (2)            --
          270            562             12             12             14             10             39             15
          (33)           (36)            22             --             12              3             18             12
           (3)            (3)            --             --             --             --             --             --
       ------         ------         ------         ------         ------         ------         ------         ------
        1,812          1,868             89             60             63             17            124             36
        3,241          1,373            129             69             17             --             36             --
       ------         ------         ------         ------         ------         ------         ------         ------
        5,053          3,241            218            129             80             17            160             36
       ======         ======         ======         ======         ======         ======         ======         ======
           --             --             --             --             --             --             --             --
           --             --             --             --             --             --             --             --
           --             --             --             --             --             --             --             --
            1             --             --             --             --             --             --             --
           --             --             --             --             --             --             --             --
           --             --             --             --             --             --             --             --
       ------         ------         ------         ------         ------         ------         ------         ------
            1             --             --             --             --             --             --             --
           --             --             --             --             --             --             --             --
       ------         ------         ------         ------         ------         ------         ------         ------
            1             --             --             --             --             --             --             --
       ======         ======         ======         ======         ======         ======         ======         ======

--------------------------------------------------------------------------------


                                                  MAINSTAY VP
                                                   SMALL CAP                      MAINSTAY VP
                                                    GROWTH                       TOTAL RETURN
                                         -----------------------------   -----------------------------
                                             2002           2001(B)          2002           2001(A)
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued (redeemed) on
  contributions (withdrawals) by New
  York Life Insurance and Annuity
  Corporation..........................         --             500              --              --
Units issued on payments received from
  policyowners.........................         32               4             468             487
Units redeemed on cost of insurance....         (9)             (1)           (231)           (204)
Units redeemed on surrenders...........         (4)             --            (103)            (95)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         (8)             --             (70)            (48)
Units issued (redeemed) on transfers
  between Investment Divisions.........         97              33             (38)            (35)
Units redeemed on death benefits.......         --              --              (8)             (3)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        108             536              18             102
Units outstanding, beginning of year...        536              --           2,197           2,095
                                            ------          ------          ------          ------
Units outstanding, end of year.........        644             536           2,215           2,197
                                            ======          ======          ======          ======
GROUP 2 POLICIES
Units issued on payments received from
  policyowners.........................        116              12             435             380
Units redeemed on cost of insurance....        (28)             (2)           (126)            (90)
Units redeemed on surrenders...........         (3)             --             (34)            (13)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         42              17              58             172
Units issued (redeemed) on transfers
  between Investment Divisions.........         35              13              (7)             24
Units redeemed on death benefits.......         --              --              (1)             --
                                            ------          ------          ------          ------
  Net increase (decrease)..............        162              40             325             473
Units outstanding, beginning of year...         40              --             673             200
                                            ------          ------          ------          ------
Units outstanding, end of year.........        202              40             998             673
                                            ======          ======          ======          ======
GROUP 3 POLICIES (c)
Units issued on payments received from
  policyowners.........................         --              --               1              --
Units redeemed on cost of insurance....         --              --              --              --
Units redeemed on surrenders...........         --              --              --              --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --              --              --              --
Units issued (redeemed) on transfers
  between Investment Divisions.........         --              --              (1)             --
Units redeemed on death benefits.......         --              --              --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............         --              --              --              --
Units outstanding, beginning of year...         --              --              --              --
                                            ------          ------          ------          ------
Units outstanding, end of year.........         --              --              --              --
                                            ======          ======          ======          ======

Not all investment divisions are available under all policies.

(a) For Group 2 policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(b) For Group 1 and 2 policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Group 3 policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(h) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(i) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                             MAINSTAY VP                     MAINSTAY VP
                                             MAINSTAY VP                    DREYFUS LARGE                    EAGLE ASSET
             MAINSTAY VP                  AMERICAN CENTURY                     COMPANY                       MANAGEMENT
                VALUE                      INCOME & GROWTH                      VALUE                       GROWTH EQUITY
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2002           2001(a)          2002           2001(A)          2002           2001(A)          2002           2001(a)
    -----------------------------------------------------------------------------------------------------------------
           --              --              --              --              --              --              --              --
          446             419              19              12              29              22             119             104
         (197)           (173)             (5)             (3)             (6)             (3)            (31)            (24)
          (86)            (83)             --              --              (1)             (2)            (30)            (13)
          (57)            (53)             --               3              (1)             10             (11)              4
           18             110              14              24               5              36              (1)             75
           (2)             (3)             --              --              --              --              --              --
       ------          ------          ------          ------          ------          ------          ------          ------
          122             217              28              36              26              63              46             146
        1,895           1,678              76              40              70               7             359             213
       ------          ------          ------          ------          ------          ------          ------          ------
        2,017           1,895             104              76              96              70             405             359
       ======          ======          ======          ======          ======          ======          ======          ======
          462             236             127             107             144             108             535             445
         (121)            (54)            (34)            (25)            (37)            (26)           (135)           (114)
          (18)             (2)            (10)             (7)             (7)             (2)            (41)            (16)
           88             199               8              37               7              49              19             137
           45              41              --               4              (3)             12             (24)              7
           (1)             --              (1)             --              --              --              (3)             (1)
       ------          ------          ------          ------          ------          ------          ------          ------
          455             420              90             116             104             141             351             458
          493              73             194              78             192              51             709             251
       ------          ------          ------          ------          ------          ------          ------          ------
          948             493             284             194             296             192           1,060             709
       ======          ======          ======          ======          ======          ======          ======          ======
            5              --              --              --              --              --              --              --
           (3)             --              --              --              --              --              --              --
           --              --              --              --              --              --              --              --
            7               5              --              --              --              --              --               2
           (3)             24               1              --               1              --              11              --
           --              --              --              --              --              --              --              --
       ------          ------          ------          ------          ------          ------          ------          ------
            6              29               1              --               1              --              11               2
           29              --              --              --              --              --               2              --
       ------          ------          ------          ------          ------          ------          ------          ------
           35              29               1              --               1              --              13               2
       ======          ======          ======          ======          ======          ======          ======          ======

--------------------------------------------------------------------------------


                                             ALGER                   ALGER                 AMERICAN
                                           AMERICAN                AMERICAN               CENTURY VP
                                           LEVERAGED                 SMALL               INTERNATIONAL
                                            ALL CAP             CAPITALIZATION            (CLASS II)
                                         -------------   -----------------------------   -------------
                                            2002(f)          2002           2001(a)         2002(h)
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued (redeemed) on
  contributions (withdrawals) by New
  York Life Insurance and Annuity
  Corporation..........................         --              --              --              --
Units issued on payments received from
  policyowners.........................         --             449             422              --
Units redeemed on cost of insurance....         --            (134)           (120)             --
Units redeemed on surrenders...........         --             (48)            (45)             --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --             (35)            (14)             --
Units issued (redeemed) on transfers
  between Investment Divisions.........         --             (61)             (5)             --
Units redeemed on death benefits.......         --              (1)             (1)             --
                                            ------          ------          ------          ------
  Net increase (decrease)..............         --             170             237              --
Units outstanding, beginning of year...         --           1,203             966              --
                                            ------          ------          ------          ------
Units outstanding, end of year.........         --           1,373           1,203              --
                                            ======          ======          ======          ======
GROUP 2 POLICIES
Units issued on payments received from
  policyowners.........................         --             598             560              --
Units redeemed on cost of insurance....         --            (150)           (129)             --
Units redeemed on surrenders...........         --             (57)            (40)             --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --               8              79              --
Units issued (redeemed) on transfers
  between Investment Divisions.........         --             (12)            (14)             --
Units redeemed on death benefits.......         --              --              --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............         --             387             456              --
Units outstanding, beginning of year...         --             850             394              --
                                            ------          ------          ------          ------
Units outstanding, end of year.........         --           1,237             850              --
                                            ======          ======          ======          ======
GROUP 3 POLICIES (C)
Units issued on payments received from
  policyowners.........................         --               3              --              --
Units redeemed on cost of insurance....         --              (1)             --              --
Units redeemed on surrenders...........         --              --              --              --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --               5              --              --
Units issued (redeemed) on transfers
  between Investment Divisions.........          1              (3)              3              --
Units redeemed on death benefits.......         --              --              --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............          1               4               3              --
Units outstanding, beginning of year...         --               3              --              --
                                            ------          ------          ------          ------
Units outstanding, end of year.........          1               7               3              --
                                            ======          ======          ======          ======

Not all investment divisions are available under all policies.

(a) For Group 2 policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(b) For Group 1 and 2 policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Group 3 policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(h) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(i) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


      AMERICAN                                               DREYFUS IP                       FIDELITY
     CENTURY VP                CALVERT                       TECHNOLOGY                          VIP
        VALUE                  SOCIAL                          GROWTH                       CONTRAFUND(R)
     (CLASS II)               BALANCED                    (INITIAL SHARES)                 (INITIAL CLASS)
    -------------   -----------------------------   -----------------------------   -----------------------------
       2002(g)          2002           2001(a)          2002           2001(b)          2002           2001(a)
    -------------------------------------------------------------------------------------------------------------
           --              --              --              --              --              --              --
           --              22              24               8               1             716             815
           --              (9)             (9)             (3)             --            (281)           (258)
           --              (8)             (5)             --              --            (117)           (114)
           --              (2)             (2)             --               1             (64)            (38)
           --               2               1              20              27              (3)            (31)
           --              --              --              --              --              (2)             (4)
       ------          ------          ------          ------          ------          ------          ------
           --               5               9              25              29             249             370
           --              94              85              29              --           2,691           2,321
       ------          ------          ------          ------          ------          ------          ------
           --              99              94              54              29           2,940           2,691
       ======          ======          ======          ======          ======          ======          ======
           --              68              47              59               6             998             924
           --             (16)            (11)            (13)             (1)           (279)           (229)
           --              (5)             (1)             (1)             --             (88)            (41)
           --               6              21              23               7              53             221
           --              17              --               4               7               4              24
           --              --              --              --              --              (1)             (1)
       ------          ------          ------          ------          ------          ------          ------
           --              70              56              72              19             687             898
           --              95              39              19              --           1,586             688
       ------          ------          ------          ------          ------          ------          ------
           --             165              95              91              19           2,273           1,586
       ======          ======          ======          ======          ======          ======          ======
           --              --              --              --              --               2              (1)
           --              --              --              --              --              (1)             --
           --              --              --              --              --              --              --
           --              --              --              --              --              --               1
           --              --              --               3              --               2              17
           --              --              --              --              --              --              --
       ------          ------          ------          ------          ------          ------          ------
           --              --              --               3              --               3              17
           --              --              --              --              --              17              --
       ------          ------          ------          ------          ------          ------          ------
           --              --              --               3              --              20              17
       ======          ======          ======          ======          ======          ======          ======

--------------------------------------------------------------------------------


                                                   Fidelity
                                                      VIP                          Fidelity
                                                 Equity-Income                    VIP Growth
                                                (Initial Class)                 (Initial Class)
                                         -----------------------------   -----------------------------
                                             2002           2001(a)          2002            2001
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued (redeemed) on
  contributions (withdrawals) by New
  York Life Insurance and Annuity
  Corporation..........................         --              --              --              --
Units issued on payments received from
  policyowners.........................        298             297              --              --
Units redeemed on cost of insurance....       (113)           (103)             --              --
Units redeemed on surrenders...........        (61)            (48)             --              --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....        (27)             (2)             --              --
Units issued (redeemed) on transfers
  between Investment Divisions.........          8              39              --              --
Units redeemed on death benefits.......         (1)             (2)             --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............        104             181              --              --
Units outstanding, beginning of year...      1,137             956              --              --
                                            ------          ------          ------          ------
Units outstanding, end of year.........      1,241           1,137              --              --
                                            ======          ======          ======          ======
GROUP 2 POLICIES
Units issued on payments received from
  policyowners.........................        353             269              --              --
Units redeemed on cost of insurance....       (101)            (65)             --              --
Units redeemed on surrenders...........        (24)            (19)             --              --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         63             119              --              --
Units issued (redeemed) on transfers
  between Investment Divisions.........         28              34              --              --
Units redeemed on death benefits.......         --              (1)             --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............        319             337              --              --
Units outstanding, beginning of year...        536             199              --              --
                                            ------          ------          ------          ------
Units outstanding, end of year.........        855             536              --              --
                                            ======          ======          ======          ======
GROUP 3 POLICIES (c)
Units issued on payments received from
  policyowners.........................          4              --              --              --
Units redeemed on cost of insurance....         --              --              --              --
Units redeemed on surrenders...........         --              --              --              --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....          6              --              --              --
Units issued (redeemed) on transfers
  between Investment Divisions.........         (4)             --              --              15
Units redeemed on death benefits.......         --              --              --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............          6              --              --              15
Units outstanding, beginning of year...         --              --              15              --
                                            ------          ------          ------          ------
Units outstanding, end of year.........          6              --              15              15
                                            ======          ======          ======          ======

Not all investment divisions are available under all policies.

(a) For Group 2 policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(b) For Group 1 and 2 policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Group 3 policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(h) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(i) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

              FIDELITY               FIDELITY VIP                                        FIDELITY        JANUS ASPEN
                 VIP                  INVESTMENT                FIDELITY                    VIP            SERIES
              INDEX 500               GRADE BOND               VIP MID CAP               OVERSEAS        AGGRESSIVE
           (INITIAL CLASS)          (INITIAL CLASS)          (INITIAL CLASS)          (INITIAL CLASS)      GROWTH
    -----------------------------   ---------------   -----------------------------   ---------------   -------------
        2002            2001            2002(i)           2002            2001            2002(d)           2002
    -----------------------------------------------------------------------------------------------------------------
           --              --                --              --              --                --              --
           --              --                --              --              --                --              --
           --              --                --              --              --                --              --
           --              --                --              --              --                --              --
           --              --                --              --              --                --              --
           --              --                --              --              --                --              --
           --              --                --              --              --                --              --
       ------          ------            ------          ------          ------            ------          ------
           --              --                --              --              --                --              --
           --              --                --              --              --                --              --
       ------          ------            ------          ------          ------            ------          ------
           --              --                --              --              --                --              --
       ======          ======            ======          ======          ======            ======          ======
           --              --                --              --              --                --              --
           --              --                --              --              --                --              --
           --              --                --              --              --                --              --
           --              --                --              --              --                --              --
           --              --                --              --              --                --              --
           --              --                --              --              --                --              --
       ------          ------            ------          ------          ------            ------          ------
           --              --                --              --              --                --              --
           --              --                --              --              --                --              --
       ------          ------            ------          ------          ------            ------          ------
           --              --                --              --              --                --              --
       ======          ======            ======          ======          ======            ======          ======
            1               1                --               1               1                --              --
           (1)             --                --              (2)             --                --              --
           --              --                --              --              --                --              --
           --              --                --              --              --                --              --
            1               9                 5              10              32                --              --
           --              --                --              --              --                --              --
       ------          ------            ------          ------          ------            ------          ------
            1              10                 5               9              33                --              --
           10              --                --              33              --                --              --
       ------          ------            ------          ------          ------            ------          ------
           11              10                 5              42              33                --              --
       ======          ======            ======          ======          ======            ======          ======

      JANUS ASPEN
        SERIES
      AGGRESSIVE
        GROWTH
     -------------
         2001
    -----------------------------------------------------------------------------------------------------
            --
            --
            --
            --
            --
            --
            --
        ------
            --
            --
        ------
            --
        ======
            --
            --
            --
            --
            --
            --
        ------
            --
            --
        ------
            --
        ======
            --
            --
            --
            --
            --
            --
        ------
            --
            --
        ------
            --
        ======

--------------------------------------------------------------------------------


                                                                                  JANUS ASPEN
                                                  JANUS ASPEN                       SERIES
                                                    SERIES                         WORLDWIDE
                                                   BALANCED                         GROWTH
                                         -----------------------------   -----------------------------
                                             2002           2001(a)          2002           2001(a)
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued (redeemed) on
  contributions (withdrawals) by New
  York Life Insurance and Annuity
  Corporation..........................         --              --              --              --
Units issued on payments received from
  policyowners.........................        509             544             909             886
Units redeemed on cost of insurance....       (177)           (168)           (320)           (281)
Units redeemed on surrenders...........        (86)            (77)           (142)           (101)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....        (48)             15            (101)            (20)
Units issued (redeemed) on transfers
  between Investment Divisions.........         10             (20)           (163)           (129)
Units redeemed on death benefits.......         (1)             (1)             (2)             (3)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        207             293             181             352
Units outstanding, beginning of year...      1,882           1,589           3,142           2,790
                                            ------          ------          ------          ------
Units outstanding, end of year.........      2,089           1,882           3,323           3,142
                                            ======          ======          ======          ======
GROUP 2 POLICIES
Units issued on payments received from
  policyowners.........................      1,521           1,362           2,023           1,799
Units redeemed on cost of insurance....       (436)           (344)           (513)           (431)
Units redeemed on surrenders...........       (127)            (52)           (152)            (63)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....        150             443              46             315
Units issued (redeemed) on transfers
  between Investment Divisions.........         29               9             (94)            (60)
Units redeemed on death benefits.......         (7)             (3)             (1)             (2)
                                            ------          ------          ------          ------
  Net increase (decrease)..............      1,130           1,415           1,309           1,558
Units outstanding, beginning of year...      2,523           1,108           2,746           1,188
                                            ------          ------          ------          ------
Units outstanding, end of year.........      3,653           2,523           4,055           2,746
                                            ======          ======          ======          ======
GROUP 3 POLICIES (c)
Units issued on payments received from
  policyowners.........................          5               2               1               1
Units redeemed on cost of insurance....         (1)             --              (1)             --
Units redeemed on surrenders...........         --              --              --              --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         10               5              --               1
Units issued (redeemed) on transfers
  between Investment Divisions.........        (11)              2               8               8
Units redeemed on death benefits.......         --              --              --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............          3               9               8              10
Units outstanding, beginning of year...          9              --              10              --
                                            ------          ------          ------          ------
Units outstanding, end of year.........         12               9              18              10
                                            ======          ======          ======          ======

Not all investment divisions are available under all policies.

(a) For Group 2 policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(b) For Group 1 and 2 policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Group 3 policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(h) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(i) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                              NEUBERGER
               MFS(R)                        BERMAN AMT
              INVESTORS                        MID-CAP                      T. ROWE PRICE
            TRUST SERIES                       GROWTH                       EQUITY INCOME
    -----------------------------   -----------------------------   -----------------------------
        2002            2001            2002            2001            2002           2001(a)
    ---------------------------------------------------------------------------------------------
           --              --              --              --              --              --
           --              --              --              --              87              46
           --              --              --              --             (19)             (7)
           --              --              --              --             (11)             (3)
           --              --              --              --              14              20
           --              --              --              --             115             121
           --              --              --              --              --              --
       ------          ------          ------          ------          ------          ------
           --              --              --              --             186             177
           --              --              --              --             182               5
       ------          ------          ------          ------          ------          ------
           --              --              --              --             368             182
       ======          ======          ======          ======          ======          ======
           --              --              --              --             333             171
           --              --              --              --             (84)            (40)
           --              --              --              --             (15)             (9)
           --              --              --              --              71             116
           --              --              --              --              63              47
           --              --              --              --              --              --
       ------          ------          ------          ------          ------          ------
           --              --              --              --             368             285
           --              --              --              --             349              64
       ------          ------          ------          ------          ------          ------
           --              --              --              --             717             349
       ======          ======          ======          ======          ======          ======
           --              --               2              --              --              --
           --              --              --              --              (2)             --
           --              --              --              --              --              --
           --               6               4              --              --               2
           --              --              (5)             --              13              19
           --              --              --              --              --              --
       ------          ------          ------          ------          ------          ------
           --               6               1              --              11              21
            6              --              --              --              21              --
       ------          ------          ------          ------          ------          ------
            6               6               1              --              32              21
       ======          ======          ======          ======          ======          ======

--------------------------------------------------------------------------------


                                                                  VAN KAMPEN
                                         T. ROWE PRICE                UIF
                                         LIMITED-TERM          EMERGING MARKETS
                                             BOND                   EQUITY
                                         -------------   -----------------------------
                                            2002(I)          2002           2001(A)
                                         ---------------------------------------------
GROUP 1 POLICIES
Units issued (redeemed) on
  contributions (withdrawals) by New
  York Life Insurance and Annuity
  Corporation..........................         --              --              --
Units issued on payments received from
  policyowners.........................         --             217             244
Units redeemed on cost of insurance....         --             (78)            (71)
Units redeemed on surrenders...........         --             (30)            (29)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --             (25)            (16)
Units issued (redeemed) on transfers
  between
  Investment Divisions.................         --             (34)            (29)
Units redeemed on death benefits.......         --              --              (1)
                                            ------          ------          ------
  Net increase (decrease)..............         --              50              98
Units outstanding, beginning of year...         --             742             644
                                            ------          ------          ------
Units outstanding, end of year.........         --             792             742
                                            ======          ======          ======
GROUP 2 POLICIES
Units issued on payments received from
  policyowners.........................         --             201             237
Units redeemed on cost of insurance....         --             (59)            (56)
Units redeemed on surrenders...........         --             (28)            (14)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --               4              17
Units issued (redeemed) on transfers
  between
  Investment Divisions.................         --              --              (1)
Units redeemed on death benefits.......         --              (1)             --
                                            ------          ------          ------
  Net increase (decrease)..............         --             117             183
Units outstanding, beginning of year...         --             344             161
                                            ------          ------          ------
Units outstanding, end of year.........         --             461             344
                                            ======          ======          ======
GROUP 3 POLICIES (c)
Units issued on payments received from
  policyowners.........................         --              --              --
Units redeemed on cost of insurance....         --              --              --
Units redeemed on surrenders...........         --              --              --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --              --              --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................          8              --              --
Units redeemed on death benefits.......         --              --              --
                                            ------          ------          ------
  Net increase (decrease)..............          8              --              --
Units outstanding, beginning of year...         --              --              --
                                            ------          ------          ------
Units outstanding, end of year.........          8              --              --
                                            ======          ======          ======

Not all investment divisions are available under all policies.

(a) For Group 2 policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(b) For Group 1 and 2 policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For Group 3 policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(h) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(i) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------


                                                                             MainStay VP
                                                          MainStay VP          Capital          MainStay VP
                                                              Bond           Appreciation     Cash Management
                                                        ----------------   ----------------   ----------------
                                                              2002               2002               2002
                                                        ------------------------------------------------------
GROUP 4 POLICIES (e)
Units issued on payments received from policyowners...            14                 27                396
Units redeemed on cost of insurance...................            (3)                (6)               (78)
Units redeemed on surrenders..........................            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            37                 34              1,416
Units issued (redeemed) on transfers between
  Investment Divisions................................             4                 --               (272)
Units redeemed on death benefits......................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................            52                 55              1,462
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            52                 55              1,462
                                                            ========           ========           ========


                                                          MainStay VP        MainStay VP        MainStay VP
                                                         International         Mid Cap            Mid Cap
                                                             Equity              Core              Growth
                                                        ----------------   ----------------   ----------------
                                                              2002               2002               2002
                                                        ------------------------------------------------------
GROUP 4 POLICIES (e)
Units issued on payments received from policyowners...             3                  6                 12
Units redeemed on cost of insurance...................            (1)                (1)                (2)
Units redeemed on surrenders..........................            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................             4                  4                 26
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 (2)
Units redeemed on death benefits......................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................             6                  9                 34
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................             6                  9                 34
                                                            ========           ========           ========

Not all investment divisions are available under all policies.

(e) Represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                         MAINSTAY VP                                              MAINSTAY VP
      MAINSTAY VP           EQUITY          MAINSTAY VP        MAINSTAY VP         HIGH YIELD        MAINSTAY VP
      CONVERTIBLE           INCOME           GOVERNMENT       GROWTH EQUITY      CORPORATE BOND     INDEXED EQUITY
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
          2002               2002               2002               2002               2002               2002
    ---------------------------------------------------------------------------------------------------------------
              16                 24                 12                 28                 19                 80
              (3)                (5)                (3)                (5)                (6)               (17)
              --                 --                 --                 --                 --                 --
              20                 33                 46                 27                 74                157
               2                  3                  4                  1                 --                  1
              --                 (1)                --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              35                 54                 59                 51                 87                221
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              35                 54                 59                 51                 87                221
        ========           ========           ========           ========           ========           ========

                                                               MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
      MAINSTAY VP                                            AMERICAN CENTURY    DREYFUS LARGE       EAGLE ASSET
       SMALL CAP         MAINSTAY VP        MAINSTAY VP          INCOME &           COMPANY           MANAGEMENT
         GROWTH          TOTAL RETURN          VALUE              GROWTH             VALUE          GROWTH EQUITY
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
          2002               2002               2002               2002               2002               2002
    ---------------------------------------------------------------------------------------------------------------
              11                  5                 31                  5                  3                  6
              (3)                (2)                (6)                (1)                (1)                (2)
              --                 --                 --                 --                 --                 --
              16                 36                 61                  4                  7                 15
               2                  1                  1                 --                 --                 --
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              26                 40                 87                  8                  9                 19
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              26                 40                 87                  8                  9                 19
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------


                                                             Alger              Alger
                                                            American           American       American Century
                                                           Leveraged            Small         VP International
                                                            All Cap         Capitalization       (Class II)
                                                        ----------------   ----------------   ----------------
                                                              2002               2002               2002
                                                        ------------------------------------------------------
GROUP 4 POLICIES (e)
Units issued on payments received from policyowners...            --                  4                 --
Units redeemed on cost of insurance...................            --                 (1)                --
Units redeemed on surrenders..........................            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            --                  5                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
Units redeemed on death benefits......................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................            --                  8                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            --                  8                 --
                                                            ========           ========           ========

                                                                               Fidelity
                                                            Fidelity             VIP              Fidelity
                                                              VIP             Investment            VIP
                                                           Index 500          Grade Bond          Mid Cap
                                                        (Initial Class)    (Initial Class)    (Initial Class)
                                                        ----------------   ----------------   ----------------
                                                              2002               2002               2002
                                                        ------------------------------------------------------
GROUP 4 POLICIES (e)
Units issued on payments received from policyowners...            --                 --                 --
Units redeemed on cost of insurance...................            --                 --                 --
Units redeemed on surrenders..........................            --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................            --                 --                 --
Units issued (redeemed) on transfers between
  Investment Divisions................................            --                 --                 --
Units redeemed on death benefits......................            --                 --                 --
                                                            --------           --------           --------
  Net increase (decrease).............................            --                 --                 --
Units outstanding, beginning of year..................            --                 --                 --
                                                            --------           --------           --------
Units outstanding, end of year........................            --                 --                 --
                                                            ========           ========           ========

Not all investment divisions are available under all policies.

(e) Represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                             DREYFUS IP          FIDELITY           FIDELITY           FIDELITY
    AMERICAN CENTURY       CALVERT           TECHNOLOGY            VIP                VIP                VIP
        VP VALUE            SOCIAL             GROWTH         CONTRAFUND(R)      EQUITY-INCOME          GROWTH
       (CLASS II)          BALANCED       (INITIAL SHARES)   (INITIAL CLASS)    (INITIAL CLASS)    (INITIAL CLASS)
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
          2002               2002               2002               2002               2002               2002
    ---------------------------------------------------------------------------------------------------------------
              --                  1                  5                 31                 16                 --
              --                 --                 (1)                (8)                (4)                --
              --                 --                 --                 --                 --                 --
              --                  5                  5                 31                 24                 --
              --                 --                 --                  5                  3                 --
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                  6                  9                 59                 39                 --
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                  6                  9                 59                 39                 --
        ========           ========           ========           ========           ========           ========

        FIDELITY         JANUS ASPEN                           JANUS ASPEN                            NEUBERGER
          VIP               SERIES          JANUS ASPEN           SERIES             MFS(R)             BERMAN
        OVERSEAS          AGGRESSIVE           SERIES           WORLDWIDE          INVESTORS         AMT MID-CAP
    (INITIAL CLASS)         GROWTH            BALANCED            GROWTH          TRUST SERIES          GROWTH
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
          2002               2002               2002               2002               2002               2002
    ---------------------------------------------------------------------------------------------------------------
              --                 --                 50                 29                 --                 --
              --                 --                (12)                (6)                --                 --
              --                 --                 --                 --                 --                 --
              --                 --                 76                 27                 --                 --
              --                 --                  1                  1                 --                 --
              --                 --                 (1)                --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                114                 51                 --                 --
              --                 --                 --                 --                 --                 --
        --------           --------           --------           --------           --------           --------
              --                 --                114                 51                 --                 --
        ========           ========           ========           ========           ========           ========

--------------------------------------------------------------------------------


                                                                                                 Van Kampen
                                                                                                    UIF
                                                         T. Rowe Price      T. Rowe Price         Emerging
                                                             Equity          Limited-Term         Markets
                                                             Income              Bond              Equity
                                                        ----------------   ----------------   ----------------
                                                              2002               2002               2002
                                                        ------------------------------------------------------
GROUP 4 POLICIES (e)
Units issued on payments received from policyowners...           17                 --                  3
Units redeemed on cost of insurance...................           (5)                --                 (1)
Units redeemed on surrenders..........................           --                 --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.......................................           21                 --                  6
Units issued (redeemed) on transfers between
  Investment Divisions................................            2                 --                  1
Units redeemed on death benefits......................           (1)                --                 --
                                                            -------            -------            -------
  Net increase (decrease).............................           34                 --                  9
Units outstanding, beginning of year..................           --                 --                 --
                                                            -------            -------            -------
Units outstanding, end of year........................           34                 --                  9
                                                            =======            =======            =======

Not all investment divisions are available under all policies.

(e) Represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------
The following table presents financial highlights for each Investment Division as of December 31, 2002, 2001, 2000, 1999 and 1998:


                                                                           MAINSTAY VP
                                                                               BOND
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................    $ 13,958   $ 12,184   $  8,626   $  7,108   $  5,916
Units outstanding..................................         793        753        578        520        423
Unit value.........................................    $  17.59   $  16.18   $  14.91   $  13.68   $  13.99
Total Return.......................................         8.7%       8.5%       9.0%      (2.2%)      8.4%
Ratio of Net Investment Income to Average Net
  Assets...........................................         3.9%       4.7%

GROUP 2 POLICIES(b)
Net Assets.........................................    $  6,999   $  3,868   $    597   $     89   $     --
Units outstanding..................................         540        325         55          1         --
Unit value.........................................    $  12.96   $  11.89   $  10.94   $  10.01   $     --
Total Return.......................................         9.0%       8.7%       9.3%       0.1%        --
Ratio of Net Investment Income to Average Net
  Assets...........................................         5.2%       9.1%

GROUP 3 POLICIES
Net Assets.........................................    $     55   $      7   $     --   $     --   $     --
Units outstanding..................................           5          1         --         --         --
Unit value.........................................    $  10.99   $  10.04   $     --   $     --   $     --
Total Return.......................................         9.5%       0.4%        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................         6.3%      53.8%

GROUP 4 POLICIES
Net Assets.........................................    $    552   $     --   $     --   $     --   $     --
Units outstanding..................................          52         --         --         --         --
Unit value.........................................    $  10.72   $     --   $     --   $     --   $     --
Total Return.......................................         7.2%        --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        16.2%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                        MAINSTAY VP                                            MAINSTAY VP
                    CAPITAL APPRECIATION                                     CASH MANAGEMENT
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $131,204   $185,293   $225,952   $246,982   $ 63,136   $ 25,473   $ 46,014   $ 40,729   $ 22,448   $ 14,406
       8,730      8,468      7,873      7,630      6,277     18,149     32,996     30,117     17,483     11,682
    $  15.03   $  21.88   $  28.70   $  32.37   $  25.99   $   1.40   $   1.39   $   1.35   $   1.28   $   1.23
       (31.4%)    (23.8%)    (11.3%)     24.5%      37.2%       0.6%       3.0%       5.5%       4.1%       4.2%
        (0.6%)     (0.6%)                                       0.7%       3.0%

    $ 30,458   $ 29,631   $ 15,454   $    848   $     --   $ 13,871   $ 12,365   $  3,264   $    270   $     --
       5,381      3,603      1,436         70         --     12,508     11,244      3,067        268         --
    $   5.66   $   8.22   $  10.76   $  12.12   $     --   $   1.11   $   1.10   $   1.06   $   1.01   $     --
       (31.2%)    (23.6%)    (11.2%)     21.2%        --        0.8%       3.8%       5.0%       1.0%        --
        (0.4%)     (0.4%)                                       0.8%       2.9%

    $     89   $     72   $     --   $     --   $     --   $  3,050   $    523   $     --   $     --   $     --
          13          7         --         --         --      2,974        517         --         --         --
    $   7.12   $  10.30   $     --   $     --   $     --   $   1.03   $   1.01   $     --   $     --   $     --
       (30.9%)      3.0%        --         --         --        2.0%       1.0%        --         --         --
         0.1%       0.3%                                        1.2%       2.1%

    $    443   $     --   $     --   $     --   $     --   $  1,472   $     --   $     --   $     --   $     --
          55         --         --         --         --      1,462         --         --         --         --
    $   7.99   $     --   $     --   $     --   $     --   $   1.01   $     --   $     --   $     --   $     --
       (20.1%)       --         --         --         --        1.0%        --         --         --         --
         0.3%        --                                         1.0%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                         MAINSTAY VP
                                                                         CONVERTIBLE
                                                     ----------------------------------------------------
                                                       2002       2001       2000       1999       1998
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $  7,003   $  6,864   $  4,815   $  3,291   $  1,765
Units outstanding..................................       484        434        295        190        144
Unit value.........................................  $  14.48   $  15.83   $  16.30   $  17.28   $  12.26
Total Return.......................................      (8.5%)     (2.9%)     (5.7%)     40.9%       3.8%
Ratio of Net Investment Income to Average Net
  Assets...........................................       2.2%       3.4%

GROUP 2 POLICIES(b)
Net Assets.........................................  $  9,942   $  7,252   $  2,692   $     83   $     --
Units outstanding..................................       981        656        237          7         --
Unit value.........................................  $  10.14   $  11.06   $  11.36   $  12.02   $     --
Total Return.......................................      (8.3%)     (2.6%)     (5.5%)     20.2%        --
Ratio of Net Investment Income to Average Net
  Assets...........................................       2.8%       4.7%

GROUP 3 POLICIES
Net Assets.........................................  $     94   $     52   $     --   $     --   $     --
Units outstanding..................................        10          5         --         --         --
Unit value.........................................  $   9.46   $  10.28   $     --   $     --   $     --
Total Return.......................................      (8.1%)      2.8%        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       3.6%      11.9%

GROUP 4 POLICIES
Net Assets.........................................  $    336   $     --   $     --   $     --   $     --
Units outstanding..................................        35         --         --         --         --
Unit value.........................................  $   9.55   $     --   $     --   $     --   $     --
Total Return.......................................      (4.5%)       --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................      10.0%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



        MAINSTAY VP                           MAINSTAY VP
       EQUITY INCOME                           GOVERNMENT
    -------------------   ----------------------------------------------------
      2002       2001       2002       2001       2000       1999       1998
    --------------------------------------------------------------------------
    $  6,585   $  5,620   $ 13,456   $  8,224   $  4,168   $  3,255   $  3,451
         787        570        792        528        284        270        255
    $   8.37   $   9.86   $  16.98   $  15.57   $  14.70   $  13.19   $  13.52
       (15.1%)     (1.4%)      9.1%       5.9%      11.4%      (2.4%)      8.2%
         0.4%       0.4%       3.1%       4.8%

    $  2,954   $    962   $  5,589   $  2,237   $    150   $      9   $     --
         352         97        429        188         13          1         --
    $   8.39   $   9.87   $  13.01   $  11.91   $  11.22   $  10.05   $     --
       (15.0%)     (1.3%)      9.3%       6.1%      11.6%       0.5%        --
         0.9%       2.5%       3.8%       8.2%

    $     --   $     --   $     90   $     --   $     --   $     --   $     --
          --         --          8         --         --         --         --
    $     --   $     --   $  10.88   $     --   $     --   $     --   $     --
          --         --        8.8%        --         --         --         --
          --         --        4.4%        --

    $    458   $     --   $    631   $     --   $     --   $     --   $     --
          54         --         59         --         --         --         --
    $   8.41   $     --   $  10.67   $     --   $     --   $     --   $     --
       (15.9%)       --        6.7%        --         --         --         --
         3.4%        --       10.4%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                           MAINSTAY VP
                                                                          GROWTH EQUITY
                                                       ----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                       ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................    $ 46,902   $ 60,962   $ 69,704   $ 63,942   $ 39,473
Units outstanding..................................       2,402      2,348      2,211      1,947      1,551
Unit value.........................................    $  19.53   $  25.96   $  31.53   $  32.85   $  25.45
Total Return.......................................       (24.8%)    (17.7%)     (4.0%)     29.1%      25.7%
Ratio of Net Investment Income to Average Net
  Assets...........................................         0.2%        --

GROUP 2 POLICIES(b)
Net Assets.........................................    $ 17,351   $ 15,533   $  7,403   $    322   $     --
Units outstanding..................................       2,368      1,598        628         26         --
Unit value.........................................    $   7.33   $   9.72   $  11.78   $  12.25   $     --
Total Return.......................................       (24.6%)    (17.5%)     (3.8%)     22.5%        --
Ratio of Net Investment Income to Average Net
  Assets...........................................         0.6%       0.5%

GROUP 3 POLICIES
Net Assets.........................................    $    135   $    178   $     --   $     --   $     --
Units outstanding..................................          18         18         --         --         --
Unit value.........................................    $   7.31   $   9.65   $     --   $     --   $     --
Total Return.......................................       (24.2%)     (3.5%)       --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................         0.9%       1.8%

GROUP 4 POLICIES
Net Assets.........................................    $    429   $     --   $     --   $     --   $     --
Units outstanding..................................          51         --         --         --         --
Unit value.........................................    $   8.36   $     --   $     --   $     --   $     --
Total Return.......................................       (16.4%)       --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................         3.2%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                        MAINSTAY VP
                         HIGH YIELD                                            MAINSTAY VP
                       CORPORATE BOND                                         INDEXED EQUITY
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 30,983   $ 29,909   $ 26,361   $ 25,846   $ 18,803   $ 99,916   $121,766   $120,772   $118,869   $ 73,315
       1,921      1,879      1,726      1,581      1,289      4,665      4,392      3,800      3,369      2,491
    $  16.13   $  15.92   $  15.28   $  16.35   $  14.58   $  21.42   $  27.73   $  31.77   $  35.28   $  29.44
         1.2%       4.2%      (6.5%)     12.1%       1.9%     (22.8%)    (12.7%)     (9.9%)     19.8%      27.6%
        10.0%      11.3%                                        0.6%       0.4%

    $  9,959   $  5,199   $  1,398   $     90   $     --   $ 35,382   $ 29,324   $ 14,201   $  2,016   $     --
         969        514        144          9         --      5,053      3,241      1,373        176         --
    $  10.28   $  10.12   $   9.70   $  10.36   $     --   $   7.00   $   9.05   $  10.35   $  11.47   $     --
         1.6%       4.3%      (6.4%)      3.6%        --      (22.6%)    (12.6%)     (9.8%)     14.7%        --
        12.2%      15.5%                                        1.0%       0.9%

    $    271   $    234   $     --   $     --   $     --   $      9   $     --   $     --   $     --   $     --
          26         23         --         --         --          1         --         --         --         --
    $  10.27   $  10.06   $     --   $     --   $     --   $   7.85   $     --   $     --   $     --   $     --
         2.1%       0.6%        --         --         --      (21.5%)       --         --         --         --
        11.3%     101.5%                                        3.1%        --

    $    851   $     --   $     --   $     --   $     --   $  1,890   $     --   $     --   $     --   $     --
          87         --         --         --         --        221         --         --         --         --
    $   9.79   $     --   $     --   $     --   $     --   $   8.54   $     --   $     --   $     --   $     --
        (2.1%)       --         --         --         --      (14.6%)       --         --         --         --
        29.2%        --                                         4.4%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                         MAINSTAY VP
                                                                     INTERNATIONAL EQUITY
                                                     ----------------------------------------------------
                                                       2002       2001       2000       1999       1998
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $  5,894   $  5,424   $  6,250   $  6,511   $  4,189
Units outstanding..................................       471        412        405        343        281
Unit value.........................................  $  12.51   $  13.18   $  15.44   $  18.97   $  14.92
Total Return.......................................      (5.1%)    (14.6%)    (18.6%)     27.1%     (22.3%)
Ratio of Net Investment Income to Average Net
  Assets...........................................       0.7%       0.6%

GROUP 2 POLICIES(b)
Net Assets.........................................  $  1,670   $  1,038   $    650   $     14   $     --
Units outstanding..................................       218        129         69          1         --
Unit value.........................................  $   7.67   $   8.06   $   9.42   $  11.56   $     --
Total Return.......................................      (4.7%)    (14.4%)    (18.5%)     15.6%        --
Ratio of Net Investment Income to Average Net
  Assets...........................................       1.2%       1.0%

GROUP 3 POLICIES
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units outstanding..................................        --         --         --         --         --
Unit value.........................................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --         --

GROUP 4 POLICIES
Net Assets.........................................  $     59   $     --   $     --   $     --   $     --
Units outstanding..................................         6         --         --         --         --
Unit value.........................................  $   9.20   $     --   $     --   $     --   $     --
Total Return.......................................      (8.0%)       --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       5.6%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



        MAINSTAY VP           MAINSTAY VP           MAINSTAY VP                           MAINSTAY VP
       MID CAP CORE         MID CAP GROWTH       SMALL CAP GROWTH                         TOTAL RETURN
    -------------------   -------------------   -------------------   ----------------------------------------------------
      2002       2001       2002       2001       2002       2001       2002       2001       2000       1999       1998
    ----------------------------------------------------------------------------------------------------------------------
    $  4,625   $  4,832   $  3,688   $  4,730   $  4,477   $  5,104   $ 36,510   $ 43,693   $ 46,997   $ 48,176   $ 35,685
         570        515        570        518        644        536      2,215      2,197      2,095      2,040      1,756
    $   8.11   $   9.38   $   6.47   $   9.12   $   6.95   $   9.51   $  16.48   $  19.89   $  22.43   $  23.62   $  20.32
       (13.5%)     (6.2%)    (29.1%)     (8.8%)    (26.9%)     (4.9%)    (17.0%)    (11.3%)     (5.0%)     16.2%      26.2%
        (0.4%)     (0.4%)     (0.7%)     (0.7%)     (0.7%)     (0.7%)      1.8%       1.9%

    $    653   $    160   $  1,074   $    344   $  1,442   $    385   $  8,019   $  6,514   $  2,178   $    102   $     --
          80         17        160         36        202         40        998        673        200          9         --
    $   8.19   $   9.45   $   6.72   $   9.46   $   7.12   $   9.73   $   8.03   $   9.68   $  10.89   $  11.44   $     --
       (13.4%)     (5.5%)    (28.9%)     (5.4%)    (26.8%)     (2.7%)    (16.9%)    (11.1%)     (4.8%)     14.4%        --
        (0.1%)      0.5%      (0.5%)     (0.5%)     (0.5%)     (0.5%)      2.4%       3.5%

    $     --   $     --   $     --   $     --   $     --   $     --   $      1   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $   8.55   $     --   $     --   $     --   $     --
          --         --         --         --         --         --      (14.5%)       --         --         --         --
          --         --         --         --         --         --        1.0%        --

    $     73   $     --   $    256   $     --   $    209   $     --   $    362   $     --   $     --   $     --   $     --
           9         --         34         --         26         --         40         --         --         --         --
    $   8.58   $     --   $   7.50   $     --   $   8.17   $     --   $   9.06   $     --   $     --   $     --   $     --
       (14.2%)       --      (25.0%)       --      (18.3%)       --       (9.4%)       --         --         --         --
         1.1%        --         --         --         --         --       13.3%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                         MAINSTAY VP
                                                                            VALUE
                                                     ----------------------------------------------------
                                                       2002       2001       2000       1999       1998
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $ 31,545   $ 37,813   $ 33,582   $ 28,171   $ 21,694
Units outstanding..................................     2,017      1,895      1,678      1,578      1,313
Unit value.........................................  $  15.64   $  19.95   $  20.01   $  17.85   $  16.52
Total Return.......................................     (21.6%)     (0.3%)     12.1%       8.1%      (4.8%)
Ratio of Net Investment Income to Average Net
  Assets...........................................       0.7%       0.8%

GROUP 2 POLICIES(b)
Net Assets.........................................  $  8,835   $  5,849   $    870   $     89   $     --
Units outstanding..................................       948        493         73          8         --
Unit value.........................................  $   9.32   $  11.86   $  11.87   $  10.57   $     --
Total Return.......................................     (21.4%)     (0.1%)     12.3%       5.7%        --
Ratio of Net Investment Income to Average Net
  Assets...........................................       1.3%       2.2%

GROUP 3 POLICIES
Net Assets.........................................  $    274   $    296   $     --   $     --   $     --
Units outstanding..................................        35         29         --         --         --
Unit value.........................................  $   7.94   $  10.05   $     --   $     --   $     --
Total Return.......................................     (21.0%)      0.5%        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       1.4%       8.1%

GROUP 4 POLICIES
Net Assets.........................................  $    708   $     --   $     --   $     --   $     --
Units outstanding..................................        87         --         --         --         --
Unit value.........................................  $   8.10   $     --   $     --   $     --   $     --
Total Return.......................................     (19.0%)       --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       4.4%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                   MAINSTAY VP                                 MAINSTAY VP
                AMERICAN CENTURY                              DREYFUS LARGE
                 INCOME & GROWTH                              COMPANY VALUE
    -----------------------------------------   -----------------------------------------
      2002       2001       2000       1999       2002       2001       2000       1999
    -------------------------------------------------------------------------------------
    $    711   $    652   $    377   $     --   $    725   $    691   $     72   $     --
         104         76         40         --         96         70          7         --
    $   6.82   $   8.54   $   9.40   $     --   $   7.52   $   9.82   $  10.36   $     --
       (20.1%)     (9.1%)     (6.0%)       --      (23.4%)     (5.2%)      3.6%        --
         0.5%       0.3%                              --        0.5%

    $  2,008   $  1,716   $    761   $     36   $  2,364   $  2,001   $    560   $     21
         284        194         78          3        296        192         51          2
    $   7.08   $   8.84   $   9.71   $  10.93   $   8.00   $  10.42   $  10.96   $  10.34
       (19.9%)     (9.0%)    (11.2%)      9.3%     (23.2%)     (4.9%)      6.0%       3.4%
         0.8%       0.7%                             0.2%       0.6%

    $      9   $     --   $     --   $     --   $     10   $     --   $     --   $     --
           1         --         --         --          1         --         --         --
    $   8.18   $     --   $     --   $     --   $   8.26   $     --   $     --   $     --
       (18.2%)       --         --         --      (17.4%)       --         --         --
         1.2%        --                              0.7%        --

    $     68   $     --   $     --   $     --   $     74   $     --   $     --   $     --
           8         --         --         --          9         --         --         --
    $   8.66   $     --   $     --   $     --   $   8.31   $     --   $     --   $     --
       (13.4%)       --         --         --      (16.9%)       --         --         --
         3.7%        --                              1.8%        --

                    MAINSTAY VP
              EAGLE ASSET MANAGEMENT
                   GROWTH EQUITY
     -----------------------------------------
       2002       2001       2000       1999
    -------------------------------------------------------------------------------------   ----------------------------------------
-
     $  2,214   $  2,750   $  1,967   $     --
          405        359        213         --
     $   5.47   $   7.67   $   9.25   $     --
        (28.7%)    (17.1%)     (7.5%)       --
         (0.6%)     (0.7%)
     $  7,827   $  7,326   $  3,130   $    136
        1,060        709        251         10
     $   7.39   $  10.34   $  12.45   $  13.90
        (28.6%)    (16.9%)    (10.4%)     39.0%
         (0.4%)     (0.5%)
     $     96   $     21   $     --   $     --
           13          2         --         --
     $   7.26   $  10.11   $     --   $     --
        (28.2%)      1.1%        --         --
          0.1%        --
     $    159   $     --   $     --   $     --
           19         --         --         --
     $   8.23   $     --   $     --   $     --
        (17.7%)       --         --         --
          0.2%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                       ALGER
                                                     AMERICAN
                                                     LEVERAGED                      ALGER AMERICAN
                                                      ALL CAP                    SMALL CAPITALIZATION
                                                     ---------   ----------------------------------------------------
                                                       2002        2002       2001       2000       1999       1998
                                                     ----------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $     --    $  8,883   $ 10,628   $ 12,193   $ 16,661   $  4,993
Units outstanding..................................        --       1,373      1,203        966        954        407
Unit value.........................................  $     --    $   6.47   $   8.83   $  12.62   $  17.46   $  12.26
Total Return.......................................        --       (26.7%)    (30.0%)    (27.7%)     42.4%      14.7%
Ratio of Net Investment Income to Average Net
  Assets...........................................        --        (0.7%)     (0.7%)

GROUP 2 POLICIES(b)
Net Assets.........................................  $     --    $  6,027   $  5,640   $  3,724   $     62   $     --
Units outstanding..................................        --       1,237        850        394          5         --
Unit value.........................................  $     --    $   4.87   $   6.64   $   9.46   $  13.06   $     --
Total Return.......................................        --       (26.6%)    (29.8%)    (27.6%)     30.6%        --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --        (0.5%)     (0.5%)

GROUP 3 POLICIES
Net Assets.........................................  $      6    $     51   $     28   $     --   $     --   $     --
Units outstanding..................................         1           7          3         --         --         --
Unit value.........................................  $   8.85    $   7.60   $  10.31   $     --   $     --   $     --
Total Return.......................................     (11.5%)     (26.2%)      3.1%        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --          --         --

GROUP 4 POLICIES
Net Assets.........................................  $     --    $     66   $     --   $     --   $     --   $     --
Units outstanding..................................        --           8         --         --         --         --
Unit value.........................................  $     --    $   8.27   $     --   $     --   $     --   $     --
Total Return.......................................        --       (17.3%)       --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --          --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


      AMERICAN       AMERICAN                                                               DREYFUS IP
     CENTURY VP     CENTURY VP                                                              TECHNOLOGY
    INTERNATIONAL     VALUE                            CALVERT                                GROWTH
     (CLASS II)     (CLASS II)                     SOCIAL BALANCED                       (INITIAL SHARES)
    -------------   ----------   ----------------------------------------------------   -------------------
        2002           2002        2002       2001       2000       1999       1998       2002       2001
    -------------------------------------------------------------------------------------------------------
      $     --       $     --    $  1,178   $  1,275   $  1,248   $    983   $    450   $    320   $    279
            --             --          99         94         85         64         33         54         29
      $     --       $     --    $  11.85   $  13.58   $  14.70   $  15.28   $  13.71   $   5.88   $   9.77
            --             --       (12.7%)     (7.6%)     (3.8%)     11.5%      15.4%     (39.8%)     (2.3%)
            --             --         2.2%       3.2%                                       (0.7%)     (0.7%)

      $     --       $     --    $  1,379   $    914   $    400   $      8   $     --   $    550   $    191
            --             --         165         95         39          1         --         91         19
      $     --       $     --    $   8.36   $   9.57   $  10.33   $  10.72   $     --   $   6.08   $  10.08
            --             --       (12.6%)     (7.4%)     (3.6%)      7.2%        --      (39.7%)      0.8%
            --             --         2.9%       5.3%                                       (0.5%)     (0.5%)

      $     --       $     --    $     --   $     --   $     --   $     --   $     --   $     24   $      5
            --             --          --         --         --         --         --          3         --
      $   9.63       $   9.84    $     --   $     --   $     --   $     --   $     --   $   7.63   $  12.59
          (3.7%)         (1.6%)        --         --         --         --         --      (39.4%)     25.9%
            --             --          --         --                                          --         --

      $     --       $     --    $     59   $     --   $     --   $     --   $     --   $     68   $     --
            --             --           6         --         --         --         --          9         --
      $     --       $     --    $   9.31   $     --   $     --   $     --   $     --   $   7.68   $     --
            --             --        (6.9%)       --         --         --         --      (23.2%)       --
            --             --        16.8%        --                                          --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                  FIDELITY VIP CONTRAFUND(R)
                                                                       (INITIAL CLASS)
                                                     ----------------------------------------------------
                                                       2002       2001       2000       1999       1998
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $ 43,637   $ 44,376   $ 43,916   $ 37,009   $ 17,687
Units outstanding..................................     2,940      2,691      2,321      1,814      1,069
Unit value.........................................  $  14.84   $  16.49   $  18.92   $  20.41   $  16.54
Total Return.......................................     (10.0%)    (12.8%)     (7.3%)     23.4%      29.1%
Ratio of Net Investment Income to Average Net
  Assets...........................................       0.1%       0.1%

GROUP 2 POLICIES(b)
Net Assets.........................................  $ 19,700   $ 15,235   $  7,568   $    471   $     --
Units outstanding..................................     2,273      1,586        688         40         --
Unit value.........................................  $   8.67   $   9.61   $  11.00   $  11.84   $     --
Total Return.......................................      (9.8%)    (12.6%)     (7.1%)     18.4%        --
Ratio of Net Investment Income to Average Net
  Assets...........................................       0.2%        --

GROUP 3 POLICIES
Net Assets.........................................  $    177   $    168   $     --   $     --   $     --
Units outstanding..................................        20         17         --         --         --
Unit value.........................................  $   8.94   $   9.86   $     --   $     --   $     --
Total Return.......................................      (9.3%)     (1.4%)       --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       0.8%        --

GROUP 4 POLICIES
Net Assets.........................................  $    523   $     --   $     --   $     --   $     --
Units outstanding..................................        59         --         --         --         --
Unit value.........................................  $   8.93   $     --   $     --   $     --   $     --
Total Return.......................................     (10.7%)       --         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                              FIDELITY VIP          FIDELITY VIP
                 FIDELITY VIP EQUITY-INCOME                      GROWTH               INDEX 500
                      (INITIAL CLASS)                        (INITIAL CLASS)       (INITIAL CLASS)
    ----------------------------------------------------   -------------------   -------------------
      2002       2001       2000       1999       1998       2002       2001       2002       2001
    ------------------------------------------------------------------------------------------------
    $ 16,081   $ 17,855   $ 15,911   $ 12,869   $  8,306   $     --   $     --   $     --   $     --
       1,241      1,137        956        833        567         --         --         --         --
    $  12.95   $  15.71   $  16.64   $  15.46   $  14.64   $     --   $     --   $     --   $     --
       (17.7%)     (5.6%)      7.6%       5.6%      10.8%        --         --         --         --
         1.0%       0.8%                                         --         --         --         --

    $  7,626   $  5,786   $  2,272   $    226   $     --   $     --   $     --   $     --   $     --
         855        536        199         21         --         --         --         --         --
    $   8.92   $  10.79   $  11.41   $  10.58   $     --   $     --   $     --   $     --   $     --
       (17.3%)     (5.4%)      7.8%       5.8%        --         --         --         --         --
         0.9%       0.6%                                         --         --         --         --

    $     47   $      1   $     --   $     --   $     --   $    101   $    150   $     87   $    102
           6         --         --         --         --         15         15         11         10
    $   8.57   $  10.32   $     --   $     --   $     --   $   6.82   $   9.75   $   7.59   $   9.76
       (17.1%)      3.2%        --         --         --      (30.1%)     (2.5%)    (22.2%)     (2.4%)
         0.5%        --                                         0.3%        --        1.3%        --

    $    334   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          39         --         --         --         --         --         --         --         --
    $   8.51   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
       (14.9%)       --         --         --         --         --         --         --         --
          --         --                                          --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                      FIDELITY VIP
                                                       INVESTMENT         FIDELITY VIP        FIDELITY VIP         JANUS ASPEN
                                                       GRADE BOND            MID-CAP            OVERSEAS             SERIES
                                                     (INITIAL CLASS)     (INITIAL CLASS)     (INITIAL CLASS)    AGGRESSIVE GROWTH
                                                     ---------------   -------------------   ---------------   -------------------
                                                          2002           2002       2001          2002           2002       2001
                                                     -----------------------------------------------------------------------------
GROUP 1 POLICIES(A)
Net Assets.........................................     $     --       $     --   $     --      $     --       $     --   $     --
Units outstanding..................................           --             --         --            --             --         --
Unit value.........................................     $     --       $     --   $     --      $     --       $     --   $     --
Total Return.......................................           --             --         --            --             --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................           --             --         --            --             --         --

GROUP 2 POLICIES(B)
Net Assets.........................................     $     --       $     --   $     --      $     --       $     --   $     --
Units outstanding..................................           --             --         --            --             --         --
Unit value.........................................     $     --       $     --   $     --      $     --       $     --   $     --
Total Return.......................................           --             --         --            --             --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................           --             --         --            --             --         --

GROUP 3 POLICIES
Net Assets.........................................     $     51       $    393   $    344      $      1       $      2   $      1
Units outstanding..................................            5             42         33            --             --         --
Unit value.........................................     $  10.17       $   9.30   $  10.31      $   7.88       $   7.70   $  10.69
Total Return.......................................          1.7%          (9.8%)      3.1%        (21.2%)        (27.9%)      6.9%
Ratio of Net Investment Income to Average Net
  Assets...........................................           --            0.8%        --            --             --         --

GROUP 4 POLICIES
Net Assets.........................................     $     --       $     --   $     --      $     --       $     --   $     --
Units outstanding..................................           --             --         --            --             --         --
Unit value.........................................     $     --       $     --   $     --      $     --       $     --   $     --
Total Return.......................................           --             --         --            --             --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................           --             --         --            --             --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                        JANUS ASPEN                                            JANUS ASPEN
                      SERIES BALANCED                                    SERIES WORLDWIDE GROWTH
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $ 36,821   $ 35,709   $ 31,845   $ 22,549   $  6,397   $ 41,366   $ 52,870   $ 60,953   $ 52,432   $ 20,792
       2,089      1,882      1,589      1,092        390      3,323      3,142      2,790      2,010      1,302
    $  17.63   $  18.98   $  20.04   $  20.66   $  16.41   $  12.45   $  16.82   $  21.84   $  26.09   $  15.97
        (7.1%)     (5.3%)     (3.0%)     25.9%      33.3%     (25.9%)    (23.0%)    (16.3%)     63.4%      28.0%
         1.8%       2.0%                                        0.2%      (0.2%)

    $ 36,285   $ 26,919   $ 12,464   $    887   $     --   $ 27,454   $ 25,080   $ 14,062   $    629   $     --
       3,653      2,523      1,108         77         --      4,055      2,746      1,188         45         --
    $   9.93   $  10.67   $  11.25   $  11.57   $     --   $   6.77   $   9.13   $  11.84   $  14.11   $     --
        (6.9%)     (5.2%)     (2.8%)     15.7%        --      (25.7%)    (22.9%)    (16.1%)     41.1%        --
         2.2%       2.6%                                        0.5%       0.1%

    $    110   $     86   $     --   $     --   $     --   $    136   $    104   $     --   $     --   $     --
          12          9         --         --         --         18         10         --         --         --
    $   9.40   $  10.04   $     --   $     --   $     --   $   7.63   $  10.24   $     --   $     --   $     --
        (6.3%)      0.4%        --         --         --      (25.4%)      2.4%        --         --         --
         2.4%       4.2%                                        1.1%       1.0%

    $  1,084   $     --   $     --   $     --   $     --   $    418   $     --   $     --   $     --   $     --
         114         --         --         --         --         51         --         --         --         --
    $   9.47   $     --   $     --   $     --   $     --   $   8.19   $     --   $     --   $     --   $     --
        (5.3%)       --         --         --         --      (18.1%)       --         --         --         --
         4.4%        --                                         1.8%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                      MFS(R) INVESTORS     NEUBERGER BERMAN AMT
                                                        TRUST SERIES          MID-CAP GROWTH
                                                     -------------------   ---------------------
                                                       2002       2001       2002        2001
                                                     -------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $     --   $     --   $     --    $     --
Units outstanding..................................        --         --         --          --
Unit value.........................................  $     --   $     --   $     --    $     --
Total Return.......................................        --         --         --          --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --         --         --          --

GROUP 2 POLICIES(b)
Net Assets.........................................  $     --   $     --   $     --    $     --
Units outstanding..................................        --         --         --          --
Unit value.........................................  $     --   $     --   $     --    $     --
Total Return.......................................        --         --         --          --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --         --         --          --

GROUP 3 POLICIES
Net Assets.........................................  $     46   $     61   $     10    $      4
Units outstanding..................................         6          6          1          --
Unit value.........................................  $   7.88   $   9.97   $   8.14    $  11.52
Total Return.......................................     (21.0%)     (0.3%)    (29.3%)      15.2%
Ratio of Net Investment Income to Average Net
  Assets...........................................       0.5%        --         --          --

GROUP 4 POLICIES
Net Assets.........................................  $     --   $     --   $     --    $     --
Units outstanding..................................        --         --         --          --
Unit value.........................................  $     --   $     --   $     --    $     --
Total Return.......................................        --         --         --          --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --         --         --          --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Ratio of Net Investment Income to Average Net Assets for all investment divisions in all periods.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                T. ROWE PRICE                        VAN KAMPEN
                  T. ROWE PRICE                 LIMITED-TERM                            UIF
                  EQUITY INCOME                     BOND                      EMERGING MARKETS EQUITY
    -----------------------------------------   -------------   ----------------------------------------------------
      2002       2001       2000       1999         2002          2002       2001       2000       1999       1998
    ----------------------------------------------------------------------------------------------------------------
    $  3,525   $  2,013   $     51   $     --     $     --      $  5,859   $  6,070   $  5,669   $  6,651   $  2,232
         368        182          5         --           --           792        742        644        456        297
    $   9.57   $  11.09   $  11.01   $     --     $     --      $   7.40   $   8.18   $   8.81   $  14.59   $   7.51
       (13.7%)      0.7%      10.1%        --           --          (9.5%)     (7.2%)    (39.6%)     94.3%     (24.7%)
         1.1%       1.1%                                --          (0.7%)     (0.7%)

    $  6,921   $  3,893   $    713   $     85     $     --      $  3,494   $  2,877   $  1,451   $     58   $     --
         717        349         64          9           --           461        344        161          4         --
    $   9.65   $  11.16   $  11.06   $   9.83     $     --      $   7.58   $   8.36   $   8.99   $  14.86   $     --
       (13.5%)      0.9%      12.5%      (1.7%)         --          (9.4%)     (7.0%)    (39.5%)     48.6%        --
         1.3%       1.2%                                --          (0.5%)     (0.5%)

    $    276   $    207   $     --   $     --     $     86      $      1   $     --   $     --   $     --   $     --
          32         21         --         --            8            --         --         --         --         --
    $   8.65   $   9.96   $     --   $     --     $  10.09      $   8.07   $     --   $     --   $     --   $     --
       (13.3%)     (0.4%)       --         --          0.9%        (19.3%)       --         --         --         --
         1.8%       3.3%                               4.3%           --         --

    $    298   $     --   $     --   $     --     $     --      $     74   $     --   $     --   $     --   $     --
          34         --         --         --           --             9         --         --         --         --
    $   8.70   $     --   $     --   $     --     $     --      $   8.30   $     --   $     --   $     --   $     --
       (13.0%)       --         --         --           --         (17.0%)       --         --         --         --
         2.7%        --                                 --            --         --

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Universal Life Separate Account-I
Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Mid Cap Core, MainStay VP Mid Cap Growth, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income and Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Leveraged All Cap, Alger American Small Capitalization, American Century VP International (Class II), American Century VP Value (Class II), Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Fidelity VIP Growth (Initial Class), Fidelity VIP Index 500 (Initial Class), Fidelity VIP Investment Grade Bond (Initial Class), Fidelity VIP Mid Cap (Initial Class), Fidelity VIP Overseas (Initial Class), Janus Aspen Series Aggressive Growth, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series, Neuberger Berman AMT Mid-Cap Growth, T. Rowe Price Equity Income, T. Rowe Price Limited-Term Bond and Van Kampen UIF Emerging Markets Equity (formerly "Morgan Stanley UIF Emerging Markets Equity") Investment Divisions (constituting the NYLIAC Variable Universal Life Separate Account-I) at December 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 20, 2003

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2002       2001
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities
  Available for sale, at fair value                           $24,515    $19,657
Equity securities
  Available for sale, at fair value                                70         95
Mortgage loans                                                  2,389      2,138
Policy loans                                                      577        575
Other investments                                                 739        917
                                                              -------    -------
     Total investments                                         28,290     23,382

Cash and cash equivalents                                       1,362        790
Deferred policy acquisition costs                               1,781      1,887
Interest in annuity contracts                                   2,958      2,512
Other assets                                                    1,440        518
Separate account assets                                         9,245     10,418
                                                              -------    -------
     Total assets                                             $45,076    $39,507
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholders' account balances                               $25,260    $20,949
Future policy benefits                                            967        678
Policy claims                                                     103        107
Obligations under structured settlement agreements              2,958      2,512
Other liabilities                                               3,280      2,177
Separate account liabilities                                    9,154     10,339
                                                              -------    -------
     Total liabilities                                         41,722     36,762
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        910        780
Accumulated other comprehensive income                            451        104
Retained earnings                                               1,968      1,836
                                                              -------    -------
     Total stockholder's equity                                 3,354      2,745
                                                              -------    -------
     Total liabilities and stockholder's equity               $45,076    $39,507
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2002      2001      2000
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Premiums                                                    $  144    $  235    $  144
  Fees -- universal life and annuity policies                    546       509       530
  Net investment income                                        1,647     1,452     1,315
  Net investment losses                                          (49)      (50)      (39)
  Other income                                                    16         9        10
                                                              ------    ------    ------
     Total revenues                                            2,304     2,155     1,960
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances         1,280     1,133       971
  Policyholder benefits                                          305       354       330
  Operating expenses                                             554       536       503
                                                              ------    ------    ------
     Total expenses                                            2,139     2,023     1,804
                                                              ------    ------    ------
Income before income taxes and cumulative effect of a change in
  accounting principle                                           165       132       156
Income tax (benefit)/expense                                      (1)       31        53
                                                              ------    ------    ------
Income before cumulative effect of a change in accounting
  principle                                                      166       101       103
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --        14        --
                                                              ------    ------    ------
NET INCOME                                                    $  166    $  115    $  103
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                   YEARS ENDED DECEMBER 31, 2002, 2001, 2000

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
BALANCE AT JANUARY 1, 2000                      $25         $480        $1,618         $(191)          $1,932
Comprehensive income:
  Net income                                                               103                            103
     Other comprehensive income, net of tax:
       Unrealized investment gains, net of
          related offsets, reclassification
          adjustments and income taxes                                                   160              160
                                                                                                       ------
Total comprehensive income                                                                                263
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2000                     25          480         1,721           (31)           2,195
Comprehensive income:
  Net income                                                               115                            115
     Cumulative effect of a change in
       accounting principle, net of tax                                                   (2)              (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      137              137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                       300                                          300
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2001                     25          780         1,836           104            2,745
Comprehensive income:
  Net income                                                               166                            166
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      350              350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                       130                                          130
  Transfer of Taiwan branch net assets to
     an affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)           (3)             (37)
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2002                    $25         $910        $1,968         $ 451           $3,354
                                                ===         ====        ======         =====           ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2002        2001        2000
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    166    $    115    $    103
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (12)        (36)        (21)
     Net capitalization of deferred policy acquisition costs      (441)       (380)       (304)
     Annuity and universal life fees                              (257)       (227)       (233)
     Interest credited to policyholders' account balances        1,292       1,133         971
     Net investment losses                                          49          50          39
     Deferred income taxes                                          (1)         21          54
     Cumulative effect of a change in accounting principle          --         (14)         --
     (Increase) decrease in:
       Net separate accounts assets and liabilities                 --         (35)         22
       Other assets and other liabilities                          112          98         (64)
       Trading securities                                           29          --          --
     Increase (decrease) in:
       Policy claims                                                (4)         34           4
       Future policy benefits                                      170         186         147
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES              1,103         945         718
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                24,951      28,757       8,161
     Maturity of available for sale fixed maturities             1,090       1,902       1,497
     Maturity of held to maturity fixed maturities                  --          --          73
     Sale of equity securities                                      38         109          74
     Repayment of mortgage loans                                   466         322         354
     Sale of other investments                                     206          58          65
  Cost of:
     Available for sale fixed maturities acquired              (30,915)    (33,811)    (11,031)
     Held to maturity fixed maturities acquired                     --          --         (17)
     Equity securities acquired                                    (66)       (112)       (113)
     Mortgage loans acquired                                      (791)       (469)       (439)
     Other investments acquired                                    (21)       (715)       (216)
  Policy loans (net)                                               (27)        (32)        (33)
  Increase (decrease) in loaned securities                         747          23         422
  Securities sold under agreements to repurchase (net)             514         153        (488)
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (3,808)     (3,815)     (1,691)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,351       4,525       2,000
     Withdrawals                                                (1,501)     (1,396)     (1,026)
     Net transfers from (to) the separate accounts                (585)       (536)       (318)
  Transfer of Taiwan branch cash to an affiliated company         (116)         --          --
  Capital contribution received from parent                        130         300          --
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,279       2,893         656
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    (2)         --          (3)
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents               572          23        (320)
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                       790         767       1,087
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $  1,362    $    790    $    767
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2002, 2001 AND 2000

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC" or the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

INVESTMENTS

     Fixed maturity investments classified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and certain deferred acquisition cost and policyholder account balance offsets. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method.

     Equity securities are carried at fair value. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and certain deferred acquisition cost and policyholder account balance offsets.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the fair value has been less than cost; and 4) the financial condition and near-term prospects of the issuer.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the company will be unable to collect all amounts due under the contractual terms of the loan agreement. These specific valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the fair value of the collateral. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

     Other investments consist primarily of investments in limited partnerships and limited liability companies, investment real estate and derivatives. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FEDERAL INCOME TAXES

     NYLIAC is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     NYLIAC has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its separate accounts funding variable life and annuity products, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value.

     For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value. In addition, mortgage loans, many of which have balloon payment maturities, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current market rates.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, any such proposals would have on the Company.

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefit features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of legislation extending the suspension or eliminating this tax, the Company would be subject to this tax beginning in 2004. There can be no assurance whether or when any such legislation will be enacted or what impact a failure to extend the suspension or eliminate the tax would have on the Company's tax liability.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, NYLIAC adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133," ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No.133, NYLIAC reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     At December 31, 2002 and 2001, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2002                       2001
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   607      $   616       $   628      $   639
Due after one year through five years                   4,211        4,411         3,736        3,838
Due after five years through ten years                  6,709        7,088         5,060        5,088
Due after ten years                                     3,090        3,289         3,267        3,277
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency             1,398        1,503         1,047        1,085
  Other mortgage-backed securities                      5,119        5,434         4,337        4,415
  Other asset-backed securities                         2,102        2,174         1,307        1,315
                                                      -------      -------       -------      -------
     Total Available for Sale                         $23,236      $24,515       $19,382      $19,657
                                                      =======      =======       =======      =======

     At December 31, 2002 and 2001, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                       376           58           --            434
Foreign governments                                      105           11           --            116
Corporate                                             14,512        1,025          249         15,288
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

                                                                           2001
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $   773        $ 22          $  4        $   791
U.S. agencies, state and municipal                       274          20            --            294
Foreign governments                                      110           3             1            112
Corporate                                             12,581         380           231         12,730
Other mortgage-backed securities                       4,337         100            22          4,415
Other asset-backed securities                          1,307          30            22          1,315
                                                     -------        ----          ----        -------
     Total Available for Sale                        $19,382        $555          $280        $19,657
                                                     =======        ====          ====        =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2002 and 2001, the distribution of gross unrealized gains and losses on equity securities was as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2002    $ 81      $  --          $11           $70
  2001    $103      $   6          $14           $95

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2002 and 2001 is estimated to be $2,614 million and $2,227 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2002 and 2001, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $60 million and $27 million at fixed and floating interest rates ranging from 3.7% to 8.5% and from 6.6% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2002 and 2001, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2002                 2001
                                     -----------------    -----------------
                                     CARRYING    % OF     CARRYING    % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    -----
Property Type:
  Office buildings                    $  855      35.8%    $  776      36.3%
  Retail                                 397      16.6%       394      18.4%
  Apartment buildings                    258      10.8%       194       9.1%
  Residential                            604      25.3%       494      23.1%
  Other                                  275      11.5%       280      13.1%
                                      ------     -----     ------     -----
     Total                            $2,389     100.0%    $2,138     100.0%
                                      ======     =====     ======     =====
Geographic Region:
  Central                             $  606      25.4%    $  573      26.8%
  Pacific                                474      19.8%       329      15.4%
  Middle Atlantic                        486      20.3%       469      21.9%
  South Atlantic                         654      27.4%       528      24.7%
  New England                            169       7.1%       170       8.0%
  Other                                   --        --         69       3.2%
                                      ------     -----     ------     -----
     Total                            $2,389     100.0%    $2,138     100.0%
                                      ======     =====     ======     =====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

OTHER INVESTMENTS

     The components of other investments as of December 31, 2002 and 2001 were as follows (in millions):

                                                           2002    2001
                                                           ----    ----
Limited liability company                                  $675    $873
Limited partnerships                                         17      14
Real estate                                                  17      18
Derivatives                                                  26       4
Other                                                         4       8
                                                           ----    ----
     Total other investments                               $739    $917
                                                           ====    ====

     Accumulated depreciation on real estate at both December 31, 2002 and 2001 was $5 million. Depreciation expense totaled $1 million for each year ended December 31, 2002, 2001 and 2000.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million and $14 million at December 31, 2002 and 2001, respectively, were on deposit with Governmental authorities or trustees as required by certain insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2002, 2001 and 2000, were as follows (in millions):

                                              2002      2001      2000
                                             ------    ------    ------
Fixed maturities                             $1,448    $1,238    $1,121
Equity securities                                 3         6         7
Mortgage loans                                  170       155       147
Policy loans                                     45        47        46
Other investments                                30        45        26
                                             ------    ------    ------
  Gross investment income                     1,696     1,491     1,347
Investment expenses                             (49)      (39)      (32)
                                             ------    ------    ------
     Net investment income                   $1,647    $1,452    $1,315
                                             ======    ======    ======

     For the years ended December 31, 2002, 2001 and 2000, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                               2002                           2001                           2000
                                     -------------------------      -------------------------      -------------------------
                                     GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                     -----              ------      -----              ------      -----              ------
REALIZED GAINS (LOSSES):
Fixed maturities                     $192               $(236)      $163               $(217)      $ 80               $(157)
Equity securities                       8                  (8)        11                  (9)        17                  (7)
Mortgage loans                          1                  (1)        --                  (1)         8                  (1)
Derivative instruments                  1                  (4)         1                  (7)        --                  --
Other investments                      --                  (2)        10                  (1)        25                  (4)
                                     ----               -----       ----               -----       ----               -----
     Subtotal                        $202               $(251)      $185               $(235)      $130               $(169)
                                     ====               =====       ====               =====       ====               =====
Total net investment losses                    $(49)                          $(50)                          $(39)
                                               ====                           ====                           ====

     The table above includes other than temporary impairment losses for fixed maturities of $70 million, $33 million and $7 million for the years ended December 31, 2002, 2001 and 2000, respectively. For the three years ended December 31, 2002 there were no other than temporary impairment losses for equity securities.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in other comprehensive income and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The trading portfolio was subsequently sold during 2002.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of "Accumulated other comprehensive income". Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying Statement of Income. The amounts for the years ended December 31, 2002, 2001 and 2000 are as follows (in millions):

                                                         2002    2001    2000
                                                         ----    ----    -----
Net unrealized investment gains (losses), beginning of
  the year                                               $104    $(31)   $(191)
                                                         ----    ----    -----
Cumulative effect of a change in accounting principle      --      (2)      --
                                                         ----    ----    -----
Changes in net unrealized investment gains attributable
  to:
  Investments:
     Net unrealized investment gains arising during the
       period                                             663     172      220
     Less: Reclassification adjustments for gains
       (losses) included in net income                      9     (64)     (41)
                                                         ----    ----    -----
     Change in net unrealized investment gains, net of
       adjustments                                        654     236      261
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                       (15)     --       (3)
     Deferred policy acquisition costs                   (289)    (99)     (98)
                                                         ----    ----    -----
Change in net unrealized investment gains (losses)        350     137      160
                                                         ----    ----    -----
Transfer of Taiwan branch to an affiliated company         (3)     --       --
                                                         ----    ----    -----
Net unrealized investment gains (losses), end of year    $451    $104    $ (31)
                                                         ====    ====    =====

     Net unrealized gains on investments arising during the periods reported in the preceding table are net of income tax expense of $357 million, $93 million and $118 million for the years ended December 31, 2002, 2001 and 2000, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2002, 2001 and 2000 are net of income tax expense (benefit) of $5 million, ($34) million and $(22) million, respectively.

     Policyholders' account balance reported in the preceding table are net of income tax benefit of $8 million and $2 million for the years ended December 31, 2002 and 2000, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2002, 2001 and 2000 are net of income tax benefit of $156 million, $53 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2002 and 2001, was $13,319 million and $10,247 million, respectively, and are included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2002 and 2001 was $55 million and $21 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains non-guaranteed, separate accounts for its variable deferred annuity and variable life products, several of which are registered with the Securities and Exchange Commission ("SEC"). NYLIAC maintains investments in the registered separate accounts of $52 million and $67 million at December 31, 2002 and 2001, respectively. The assets of the separate accounts, which are carried at fair value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC also maintains a guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a fair value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2002, 2001 and 2000 was as follows (in millions):

                                                              2002      2001      2000
                                                             ------    ------    ------
Balance at beginning of year                                 $1,887    $1,660    $1,507
  Current year additions                                        630       558       444
  Amortized during year                                        (189)     (179)     (140)
  Adjustment for change in unrealized investment gains         (445)     (152)     (151)
  Transfer of Taiwan branch to an affiliated company           (102)       --        --
                                                             ------    ------    ------
Balance at end of year                                       $1,781    $1,887    $1,660
                                                             ======    ======    ======

     On July 1, 2002, deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense included in the accompanying Statement of Income is as follows (in millions):

                                                             2002    2001    2000
                                                             ----    ----    ----
Current:
  Federal                                                    $(1)    $ 8     $(3)
  State and local                                              1       2       2
                                                             ---     ---     ---
                                                              --      10      (1)
Deferred:
  Federal                                                     (1)     21      54
                                                             ---     ---     ---
Income tax (benefit)/expense                                 $(1)    $31     $53
                                                             ===     ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2002 and 2001 were as follows (in millions):

                                                              2002    2001
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $427    $358
  Employee and agents benefits                                  58      57
                                                              ----    ----
     Deferred tax assets                                       485     415
                                                              ====    ====
Deferred tax liabilities:
  Deferred policy acquisition costs                            608     513
  Investments                                                  194      63
  Other                                                         46      26
                                                              ----    ----
     Deferred tax liabilities                                  848     602
                                                              ----    ----
       Net deferred tax liability                             $363    $187
                                                              ====    ====

     Set forth below is a reconciliation of the federal income tax rate to the effective tax rate for 2002, 2001 and 2000:

                                                          2002     2001     2000
                                                          -----    -----    ----
Statutory federal income tax rate                          35.0%    35.0%   35.0%
Current year equity base tax                                 --     12.5    13.6
True down of prior year equity base tax                   (22.9)   (20.1)   (9.2)
Tax exempt income                                          (6.0)    (4.9)   (4.2)
Foreign branch termination                                 (3.8)      --      --
Other                                                      (2.9)     0.9    (1.2)
                                                          -----    -----    ----
Effective tax rate                                         (0.6)%   23.4%   34.0%
                                                          =====    =====    ====

     NYLIAC's federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount has been released in 2002 and is reflected as an adjustment to current income tax (benefit) expense in 2002 in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

     NYLIAC has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $81 million, $2 million and $2 million at December 31, 2002, 2001 and 2000, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, currency, commodity and market risk. These derivative financial instruments include corridor option contracts, interest rate swaps, interest rate floor and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     NYLIAC deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. NYLIAC formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, NYLIAC uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. NYLIAC does not have any fair value hedges at December 31, 2002 and 2001. NYLIAC will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). During 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges of forecasted transactions as of December 31, 2002 and 2001. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $7 million.

     NYLIAC may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, NYLIAC assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If NYLIAC is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2002 and 2001, there were no such embedded derivatives that could not be separated from their host contracts.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies during 2002 or 2001.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2002 and 2001, $1,318 million and $829 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others. Collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively, is obtained. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     At December 31, 2002 and 2001, the Company recorded cash collateral received under these agreements of $1,350 million and $602 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2002 of $799 million ($284 million at December 31, 2001) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and NYLIAC. Such costs, amounting to $537 million, $458 million and $476 million for the years ended December 31, 2002, 2001 and 2000, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $13 million for its share of the net periodic post-retirement benefits expense in 2002 ($10 million and $7 million in 2001 and 2000, respectively) and $(2) million for the post-employment benefits expense in 2002 ($(6) million in 2001 and $2 million in 2000) under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     NYLIAC has entered into an investment advisory agreement with New York Life Investment Management, LLC ("NYLIM"), a wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2002, 2001 and 2000, the total cost for these services amounted to $28 million, $16 million and $10 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     NYLIAC recorded annuity and universal life fee income of $9 million and $8 million from NYLIM for administration and advisory fees for the years ended December 31, 2002 and 2001.

     At December 31, 2002 and 2001, NYLIAC had a net liability of $159 million and $157 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     NYLIAC is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, NYLIAC owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.84% to 7.81%. NYLIAC has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2002 and 2001 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $2,958 million and $2,512 million, respectively.

     In addition, NYLIAC has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. NYLIAC has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2002 and 2001 the amount of outstanding reserves on these contracts included in future policy benefits was $180 million and $176 million, respectively.

     NYLIAC has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute NYLIAC's variable product policies, and allows the use of registered representatives of NYLIFE Securities, another indirect wholly owned subsidiary of New York Life. In connection with this agreement, NYLIAC recorded commission expense to NYLIFE Securities' registered representatives of $71 million, $126 million and $166 million, for the years ended December 31, 2002, 2001 and 2000, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from NYLIAC. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2002 and December 31, 2001.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2002 and December 31, 2001.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on NYLIAC's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                              2002
                                                              ----
Amounts recoverable from reinsurers                           $633
Premiums ceded                                                  74
Benefits ceded                                                  13

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $30 million, $20 million, and $8 million during 2002, 2001 and 2000, respectively.

     Total interest paid was $7 million, $21 million and $12 million during 2002, 2001 and 2000, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2002 and 2001, statutory stockholder's equity was $1,404 million and $1,335 million, respectively. Statutory net income/(loss) for the years ended December 31, 2002, 2001 and 2000 was $(95) million, $(83) million and $0.4 million, respectively.

     The Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The effect of adoption was a net increase in statutory surplus of approximately $27 million.

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of NYLIAC's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2002, 2001 and 2000. As of December 31, 2002, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $469 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $138 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 7, 2003

                                  PERFORMANCE

     Performance data shown represents past performance and is no guarantee of future results. Due to current market volatility, current performance may be less than the figures shown. The investment return and the accumulation value of your policy will fluctuate so that your contract, when surrendered, may be worth more or less than the original cost. Performance reflects the percentage change for the period shown with capital gains and dividends reinvested, the deduction of the policy's current separate account charges for mortality and expense risk (.50%) and total portfolio operating expenses. It does not reflect the cost of insurance, surrender charges, monthly contract charges, separate account administrative charge, sales expense charge and state and federal tax charges. Had these expenses been deducted, total returns would have been lower. The advisors to some of the Portfolios have assumed or reduced some of those Portfolios' fees and expenses. Had these expenses not been assumed or reduced, the total return for these Investment Divisions would have been lower.

NYLIAC VARIABLE UNIVERSAL LIFE 2000 (SERIES 1) PERFORMANCE SUMMARY:
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2002(1)

                                                        INVESTMENT                                       SINCE
                                                         DIVISION                                      INVESTMENT
                                                        INCEPTION      1        3        5      10      DIVISION
INVESTMENT DIVISIONS(2)                                  DATE(3)      YEAR    YEARS    YEARS   YEARS   INCEPTION
MainStay VP Series Funds:
  American Century Income & Growth                       05/01/98    (19.92)  (13.49)    N/A     N/A      (3.96)
  Bond                                                   01/23/84      8.94     8.98    6.61    6.70       8.75
  Capital Appreciation                                   01/29/93    (31.17)  (22.41)  (4.33)    N/A       6.07
  Cash Management(4)                                     01/29/93      0.85     3.22    3.73     N/A       3.85
  Convertible                                            10/01/96     (8.37)   (5.54)   4.37     N/A       6.42
  Dreyfus Large Company Value                            05/01/98    (23.24)   (8.21)    N/A     N/A      (3.61)
  Eagle Asset Management Growth Equity                   05/01/98    (28.57)  (19.01)    N/A     N/A       0.59
  Equity Income                                          07/02/01    (15.00)     N/A     N/A     N/A     (11.00)
  Government                                             01/29/93      9.30     9.00    6.55     N/A       6.19
  Growth Equity                                          01/23/84    (24.63)  (15.75)  (0.52)   8.35       9.50
  High Yield Corporate Bond                              05/01/95      1.55    (0.24)   2.64     N/A       6.64
  Indexed Equity                                         01/29/93    (22.60)  (15.16)  (1.28)    N/A       8.40
  International Equity                                   05/01/95     (4.89)  (12.79)   0.70     N/A       3.17
  Mid Cap Core                                           07/02/01    (13.36)     N/A     N/A     N/A     (12.82)
  Mid Cap Growth                                         07/02/01    (28.95)     N/A     N/A     N/A     (24.99)
  Small Cap Growth                                       07/02/01    (26.78)     N/A     N/A     N/A     (21.31)
  Total Return                                           01/29/93    (16.98)  (11.12)   0.68     N/A       6.61
  Value                                                  05/01/95    (21.45)   (4.12)  (1.86)    N/A       6.21
Alger American Small Capitalization O Class              09/21/88    (26.59)  (28.02)  (9.36)   0.80       7.96
Calvert Social Balanced                                  09/02/86    (12.59)   (7.94)   0.16    6.07       7.33
Dreyfus IP Tech. Growth Portfolio (Initial Shares)       08/31/99    (39.71)  (33.70)    N/A     N/A     (21.14)
Fidelity VIP Contrafund(R)                               01/03/95     (9.80)   (9.89)   3.20     N/A      11.71
Fidelity VIP Equity-Income                               10/09/86    (17.36)   (5.53)  (0.18)   9.24       9.39
Janus Aspen Series Balanced                              09/13/93     (6.91)   (4.95)   7.67     N/A      11.31
Janus Aspen Series Worldwide Growth                      09/13/93    (25.87)  (21.70)   0.16     N/A       9.84
T. Rowe Price Equity Income                              03/31/94    (13.56)   (0.62)   1.78     N/A      10.42
Van Kampen UIF Emerging Markets Equity                   10/01/96     (9.35)  (20.10)  (5.60)    N/A      (4.87)
-----------------------------------------------------------------------------------------------------------------

(1) The values shown are unaudited.
(2) The Investment Divisions offered are different from mutual funds that may have similar names but are available directly to the general public. Investment results may differ.
(3) Performance is calculated as of the Inception Date. The Inception Date of each Investment Division is the date that money was first deposited into this Investment Division.
(4) An investment in the MainStay VP Cash Management Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value.

NYLIAC VUL 2000 (SERIES 1)(1) POLICY VALUES
BASED ON HISTORICAL INVESTMENT RESULTS THROUGH DECEMBER 31, 2002
$250,000 OF INITIAL INSURANCE PROTECTION AND CURRENT POLICY CHARGES

                                                                          PAST ONE YEAR                   PAST THREE YEARS
                                                                  ------------------------------   ------------------------------
                                                      INCEPTION   POLICY CASH   IF THE POLICY IS   POLICY CASH   IF THE POLICY IS
INVESTMENT DIVISION                                     DATE*        VALUE        SURRENDERED         VALUE        SURRENDERED
MainStay VP Series Funds:
 American Century Income & Growth                     09/28/99      $1,756            $256           $5,333           $1,771
 Bond                                                 09/28/99       2,450             950            8,590            5,028
 Capital Appreciation                                 09/28/99       1,505               5            4,081              519
 Cash Management                                      09/28/99       2,265             765            7,591            4,029
 Convertible                                          09/28/99       2,034             534            6,244            2,682
 Dreyfus Large Company Value                          09/28/99       1,683             183            5,592            2,030
 Eagle Asset Management Growth Equity                 09/28/99       1,530              30            4,379              817
 Equity Income                                        09/28/99       1,888             388              N/A              N/A
 Government                                           09/28/99       2,465             965            8,576            5,014
 Growth Equity                                        09/28/99       1,690             190            4,916            1,354
 High Yield Corporate Bond                            09/28/99       2,198             698            7,171            3,609
 Indexed Equity                                       09/28/99       1,690             190            5,026            1,464
 International Equity                                 09/28/99       2,207             707            6,039            2,477
 Mid Cap Core                                         07/02/01       1,935             435              N/A              N/A
 Mid Cap Growth                                       07/02/01       1,544              44              N/A              N/A
 Small Cap Growth                                     07/02/01       1,605             105              N/A              N/A
 Total Return                                         09/28/99       1,840             340            5,517            1,955
 Value                                                09/28/99       1,736             236            6,088            2,526
Alger American Small Capitalization                   09/28/99       1,623             123            3,927              365
Calvert Social Balanced                               09/28/99       1,919             419            5,698            2,406
Dreyfus IP Tech. Growth Portfolio (Initial Shares)    08/31/99       1,173               0              N/A              N/A
Fidelity VIP Contrafund(R)                            09/28/99       2,030             530            6,021            2,459
Fidelity VIP Equity-Income                            09/28/99       1,824             324            6,070            2,508
Janus Aspen Series Balanced                           09/28/99       2,098             598            6,477            2,915
Janus Aspen Series Worldwide Growth                   09/28/99       1,654             154            4,302              740
T. Rowe Price Equity Income                           09/28/99       1,911             411            6,739            3,177
Van Kampen UIF Emerging Markets Equity                09/28/99       1,918             418            5,065            1,503
---------------------------------------------------------------------------------------------------------------------------------

(1) Series 1 refers to the VUL 2000 policies offered for sale prior to May 10, 2001. These policies will also continue to be offered in those jurisdictions where Series 2 is not yet available.

The VUL 2000 Series I Policy Values table is designed to demonstrate how the actual investment experience of NYLIAC's VUL Separate Account-I would have affected the Cash Value and Cash Surrender Value (if the Policy is surrendered) of a hypothetical policy held for specified time periods ended December 31, 2002. The illustration assumes a $3,000 annual premium allocated to each individual Investment Division, the insured is a 35 year old male, preferred rate class, a level life insurance benefit option, policy face amount is $250,000 and that it was purchased on the first day that the Investment Divisions were made available for NYLIAC'S VUL Separate Account-I.

                                                                         PAST FIVE YEARS                  SINCE INCEPTION
                                                                  ------------------------------   ------------------------------
                                                      INCEPTION   POLICY CASH   IF THE POLICY IS   POLICY CASH   IF THE POLICY IS
INVESTMENT DIVISIONS                                    DATE*        VALUE        SURRENDERED         VALUE        SURRENDERED
MainStay VP Series Funds:
 American Century Income & Growth                     09/28/99        N/A             N/A            $ 8,446          $4,884
 Bond                                                 09/28/99        N/A             N/A             11,824           8,262
 Capital Appreciation                                 09/28/99        N/A             N/A              7,085           3,523
 Cash Management                                      09/28/99        N/A             N/A             10,669           7,107
 Convertible                                          09/28/99        N/A             N/A              9,916           6,354
 Dreyfus Large Company Value                          09/28/99        N/A             N/A              8,644           5,082
 Eagle Asset Management Growth Equity                 09/28/99        N/A             N/A              7,781           4,219
 Equity Income                                        09/28/99        N/A             N/A              4,651           1,651
 Government                                           09/28/99        N/A             N/A             11,697           8,135
 Growth Equity                                        09/28/99        N/A             N/A              8,020           4,458
 High Yield Corporate Bond                            09/28/99        N/A             N/A             10,753           7,191
 Indexed Equity                                       09/28/99        N/A             N/A              8,079           4,517
 International Equity                                 09/28/99        N/A             N/A              9,265           5,703
 Mid Cap Core                                         07/02/01        N/A             N/A              4,669           1,669
 Mid Cap Growth                                       07/02/01        N/A             N/A              3,995             995
 Small Cap Growth                                     07/02/01        N/A             N/A              4,340           1,340
 Total Return                                         09/28/99        N/A             N/A              8,647           5,085
 Value                                                09/28/99        N/A             N/A              9,188           5,626
Alger American Small Capitalization                   09/28/99        N/A             N/A              7,172           3,610
Calvert Social Balanced                               09/28/99        N/A             N/A              9,099           5,537
Dreyfus IP Tech. Growth Portfolio (Initial Shares)    08/31/99        N/A             N/A              3,984             984
Fidelity VIP Contrafund(R)                            09/28/99        N/A             N/A              9,126           5,564
Fidelity VIP Equity-Income                            09/28/99        N/A             N/A              9,118           5,556
Janus Aspen Series Balanced                           09/28/99        N/A             N/A              9,743           6,181
Janus Aspen Series Worldwide Growth                   09/28/99        N/A             N/A              7,711           4,149
T. Rowe Price Equity Income                           09/28/99        N/A             N/A              9,809           6,247
Van Kampen UIF Emerging Markets Equity                09/28/99        N/A             N/A              9,283           5,721
---------------------------------------------------------------------------------------------------------------------------------

Current charges which include a sales expense charge (2.75% of each premium paid within a policy year up to the surrender charge premium plus 1.25% of each premium paid within a policy year in excess of the surrender charge premium), a state tax (2%), federal tax (1.25%), contract charges (of $360 in the first year and $120 in all subsequent years), and a separate account administrative charge (which will not exceed on an annual basis 0.20% of the amount of cash value held in the separate account), cost of insurance, separate account charges for mortality and expense risk (0.50%), and total portfolio operating expenses have been used to determine the policy value. If guaranteed charges were used, the results would be lower. Current charges represent the amount we charge today. Guaranteed charges represent the maximum amount we have the right to charge.